Exhibit 10.1

LEASE

This Lease (this “Lease”) is made and entered into as of June 4, 2025 (the “Effective Date”), by and between ICON FL ORLANDO INDUSTRIAL OWNER POOL 5 GA/FL, LLC, a Delaware limited liability company (“Landlord”), and UNUSUAL MACHINES, INC., a Nevada corporation (“Tenant”).

1.	BASIC TERMS AND DEFINITIONS.

(a)	Definitions: The capitalized terms below have the corresponding definitions. In addition, other capitalized terms used in this Lease have the meanings set forth in Exhibit A.

(b)	“Premises”: the approximately 17,000 rentable square foot space leased to Tenant under this Lease, as shown and described in Exhibit B.

(c)	“Building”: the building where the Premises are located consisting of approximately 47,000 rentable square feet, with an address of: 4215-4225 SW 34th Street, Orlando, Florida 32811.

(d)	“Project”: Consisting of the Premises, the Land, the Common Areas, the Building and any other improvements on or appurtenances to the Land.

(e)	“Lease Commencement Date”: August 1, 2025.

(f)	“Lease Expiration Date”: August 31, 2030 or such earlier date as this Lease terminates in accordance with its terms.

(g)	“Estimated Expenses”: initially $5,170.83 per month, plus applicable taxes thereon, for the first complete month, as further described in this Lease.

(h)	“Tenant’s Share”: 36.17% of the Building, based on the rentable square feet of the Premises relative to the rentable square feet of the Building, as further described in this Lease.

(i)	“Permitted Use”: Subject to all Applicable Laws and the terms and provisions of this Lease, for warehouse, distribution and light manufacturing uses, with ancillary office uses.

(j)	“Security Deposit”: $25,266.25.

(k)	“Notice Addresses”:

Landlord:	Tenant:

Icon FL Orlando Industrial Owner Pool 5 GA/FL, LLC	Prior to the Lease Commencement Date:
c/o Link Logistics Real Estate Management LLC	Unusual Machines, Inc.
277 Park Avenue, 46th Floor	4677 LB McLeod Road, Suite J
New York, New York 10172	Orlando, Florida 32811
Attention: General Counsel
From and after the Lease Commencement Date:
Unusual Machines, Inc.
and	4215-4225 SW 34th Street
Orlando, Florida 32811

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Icon FL Orlando Industrial Owner Pool 5 GA/FL, LLC	With a copy, with respect to billing purposes, to:
c/o Link Logistics Real Estate Management LLC	[ ]
602 West Office Center Drive, Suite 200	Email: allan@unusualmahcines.com
Fort Washington, Pennsylvania 19034
Attention: Lease Administration
Email: leaseadministration@linklogistics.com

With a copy, with respect to certificates of insurance,

to TenantCOI@linklogistics.com

2. LEASED PREMISES. Landlord, in consideration of the payment of Rent and the performance by Tenant of all other terms, covenants and conditions of this Lease (subject to notice and cure provisions set forth herein, if applicable), leases to Tenant, together with the right in common with others to the Common Areas as described in Exhibit B, the Premises located in the Building. Tenant accepts the Premises, the Building and the Common Areas “AS-IS”, without any representation or warranty of any kind, express or implied, by Landlord, other than as expressly set forth in this Lease. Landlord has exclusive control of all Common Areas, subject to Tenant’s use and access rights, if any, described in Exhibit B. Landlord and Tenant stipulate and agree to the rentable square footages set forth in the “Basic Terms and Definitions” Section, without regard to actual measurements. Notwithstanding the foregoing, in the case of a change to the Project, Landlord may in its sole discretion measure the rentable square footages of the Premises, the Building or the Project (based on the appropriate BOMA standard) and update Tenant’s Share and/or the square footage of the Premises for all purposes under this Lease by delivery of written notice to Tenant. Landlord represents and warrants to Tenant that as of the Lease Commencement Date, (i) the Systems, including, without limitation, the HVAC System serving the Premises, (other than any alteration or modification to the Systems performed by Tenant, any special equipment or systems installed by or for Tenant, and any change or damage to the Systems caused by the moving and installation of Tenants’ Property, fixtures and equipment in the Building) shall be in good working order, unless and to the extent damaged by the acts or omissions of Tenant or any Tenant Party, and (ii) the Premises shall be in material compliance with all Applicable Laws, unless and to the extent a compliance obligation arises as a result of the acts or omissions of Tenant or any Tenant Party, provided Landlord shall have no liability or responsibility for any breach of this representation and warranty unless Tenant delivers notice of such breach within one (1) year of the Lease Commencement Date. Should any of the Systems serving the Premises (including, without limitation, the HVAC System serving the Premises) fail during the period commencing on the Lease Commencement Date to August 31, 2025 (the “Warranty Period”), then provided Tenant adheres to the Service Contract and Maintenance requirements described in this Lease and that such failure is not the result of Tenant’s negligence, abuse or misuse, any alteration or modification to the Systems performed by Tenant, any special equipment or systems installed by or for Tenant, and any change or damage to the Systems caused by the moving and installation of Tenants’ Property, fixtures and equipment in the Building, then Landlord shall promptly repair or replace, as necessary, said System upon written notice from Tenant delivered to Landlord prior to the end of the Warranty Period (time being of the essence).

3. USE. Tenant agrees to use the Premises for the Permitted Use, and for no other use or purpose. Tenant must comply with the Rules and Regulations, a copy of which is attached as Exhibit C. Tenant will, at its sole cost, comply with, and cause Tenant’s Parties to comply with, all Applicable Laws pertaining to the Premises or Tenant’s use or occupancy of the Premises, and obtain any permits, approvals, or licenses required for such use and occupancy (other than those Landlord has expressly agreed to obtain as part of Landlord Work, if applicable). Tenant shall not use the Premises in any manner that would cause the Premises or the Project to be considered a “place of public accommodation” under the ADA. If an Alteration to the Premises or the Project becomes required under any Applicable Law, or requested in a citation issued by a governmental authority, as a result of (i) Tenant’s particular use of the Premises (as opposed to warehouse and distribution uses, with ancillary office uses in general), or (ii) any Alterations performed by or at the request of Tenant, then Tenant shall upon Landlord’s demand make such required Alteration at Tenant’s sole cost or pay Landlord the cost incurred by Landlord for the Alteration. Landlord represents and warrants that, to Landlord’s actual knowledge as of the Effective Date, the zoning of the Premises is ORL-IP. Landlord makes no warranty that the Permitted Use is permitted for the Premises under Applicable Laws. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have no obligation to continuously operate from, or to occupy, the Premises so long as Tenant otherwise complies with its other obligations under this Lease (including the payment of Rent and the Maintenance obligations to the extent required by this Lease).

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4. TERM; EARLY ACCESS.

a. The Term shall commence on the Lease Commencement Date and expire on the Lease Expiration Date.

b. Tenant shall be entitled to early access to the Premises for the sole purpose of installing furniture, fixtures and equipment, including security cameras, in the Premises commencing on the mutual execution and delivery of this Lease (provided that Tenant has delivered to Landlord prepaid Base Rent and Estimated Expenses, the Security Deposit and the insurance certificates required under the “Rent”, “Security Deposit” and “Insurance” Sections below) and continuing until the Lease Commencement Date, provided that in no event shall Tenant conduct business from the Premises during such early access period. During such early access period, all terms, provisions and conditions of this Lease shall apply, except that Tenant shall not be required to pay Base Rent, Estimated Expenses or Tenant’s Share of Operating Expenses and Taxes for the Premises under this Lease during such early occupancy period. Early access to the Premises shall not advance the Lease Expiration Date of this Lease. Tenant shall coordinate such early access with Landlord and shall not interfere with the performance of any work or improvements by Landlord and its contractors and subcontractors, including the Landlord Work.

5. RENT. During the Term, Tenant must pay Landlord in advance, on the first day of each calendar month, the monthly Base Rent and monthly Estimated Expenses, without notice, demand, abatement, offset or deduction. Base Rent and Estimated Expenses shall be appropriately prorated by Landlord on a per diem basis for any partial month during the Term, including, if applicable, the first month. Upon Tenant’s execution of this Lease, Tenant shall pay to Landlord the Base Rent and Estimated Expenses for the first (1st) full calendar month of the initial Term which is not abated and any partial month in the Term that precedes it. Any other Additional Rent shall be due and payable by Tenant on or before 10 days after billing by Landlord. Attached hereto as Exhibit D are instructions for all payments by Tenant to Landlord, which may be updated from time to time by written notice delivered by Landlord to Tenant. Tenant’s payment obligations under this Lease are absolute and unconditional and independent covenants from Landlord’s covenants under this Lease. If Tenant is delinquent in the payment of any Rent for more than 5 days, Tenant shall pay to Landlord a late charge equal to 5% of such delinquent sum and interest on the late fee and unpaid Rent from the date such amount was due until paid in full at the Applicable Interest Rate; provided Tenant shall not be obligated to pay such late charge or interest for the first late payment in any 12 month period so long as Tenant makes such payment within 5 business days after notice from Landlord that such amount was not paid when due. Said late charge shall be in addition to any other rights and remedies available to Landlord under this Lease, at law, or in equity, and shall not be construed as a penalty. Tenant shall also pay Landlord any cost incurred by Landlord in connection with a check presented by Tenant that is declined due to insufficient funds.

6. BASE RENT. Base Rent is as follows:

Months of Term (from – to)	Monthly Base Rent
August 1, 2025 – July 31, 2026	$19,479.17
August 1, 2026 – July 31, 2027	$20,258.33
August 1, 2027 – July 31, 2028	$21,068.67
August 1, 2028 – July 31, 2029	$21,911.44
August 1, 2029 – July 31, 2030	$22,787.93
August 1, 2030 – August 31, 2030	$23,699.42

Notwithstanding the foregoing, Base Rent is abated for the month of August 2025 (equal to an abatement of $19,479.17 per month) (the period during which Base Rent is abated is the “Abatement Period”). Tenant nonetheless owes Additional Rent during the Abatement Period, and Landlord can charge its management fee as though Base Rent were not abated. In the case of an Event of Default that results in a termination of this Lease or the termination of Tenant’s right of possession of the Premises, Base Rent abated pursuant to this Section shall immediately become due and payable in full.

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7. SECURITY DEPOSIT. Upon the execution of this Lease, Tenant shall deposit with Landlord the Security Deposit, to be held by Landlord as security for the full and faithful performance of each provision of this Lease to be performed by Tenant. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in the case of a breach or default by Tenant. If Tenant breaches any monetary provision of this Lease, or otherwise there is an Event of Default under this Lease, Landlord may, without limiting its remedies and without additional notice to Tenant, apply all or part of the Security Deposit to cure such monetary breach or Event of Default and compensate Landlord for any loss or damage caused by such monetary breach or Event of Default. Tenant shall pay Landlord within 3 days of demand the amount that will restore the Security Deposit to its original amount. No interest shall accrue on the Security Deposit, and Landlord is not required to keep the Security Deposit separate from Landlord’s own funds. The Security Deposit shall be the property of Landlord but shall be paid to Tenant within a reasonable period of time after the Expiration Date and the fulfillment of all of Tenant’s obligations under this Lease. Landlord shall be released from any obligation with respect to the Security Deposit upon transfer of this Lease and the Premises to a person or entity assuming Landlord’s obligations under this Section.

8. UTILITIES. Tenant shall timely pay the cost (including related taxes and charges) of all utility services (including without limitation water, gas, propane, diesel, electricity, sewer, waste, telecommunications and data) used on or provided to the Premises and Tenant’s Share of the cost of such utility services used on or provided to the Common Areas, which if not charged directly to Tenant or paid by Tenant will be included in Operating Expenses. Tenant shall obtain utility services for the Premises in Tenant’s own name and timely pay for the costs therefor directly to the respective utility provider, except to the extent Landlord elects to obtain any such utility service in Landlord’s own name and charge to Tenant directly. Notwithstanding the foregoing, Tenant may select its own telecommunications or data service and will pay the cost therefor, and Landlord will not be responsible for providing any such service connections to the Building. Landlord shall reasonably cooperate with Tenant, at no cost or expense to Landlord, in connection with Tenant’s selection and coordination of Tenant’s telecommunication services for the Premises (including, without limitation, the execution of access or right of entry agreements, in the form and content required by Landlord, for any telecommunications providers not serving the Building and which are approved by Landlord). Landlord can procure utility services for multiple tenants and charge to them based on Landlord’s reasonable estimates of usage or square footage leased. Landlord may elect to install one or more sub-meters for one or more premises (which, if installed at the Premises, shall be at Tenant’s expense) in which event Landlord will bill each tenant whose premises is sub-metered according to that tenant’s actual usage. Landlord shall not be responsible or liable for any interruption in utilities or services, or for any injury to property caused thereby, nor shall such interruption affect the continuation or validity of this Lease, constitute an eviction, give rise to an abatement or relieve Tenant from full performance of Tenant’s obligations under this Lease. Notwithstanding the foregoing, in the event that any interruption or discontinuance of utilities which was caused by the gross negligence or willful misconduct of Landlord or its agents or employees continues beyond 5 consecutive business days and materially and adversely affects Tenant's ability to conduct business in the Premises, and on account of such interruption or discontinuance, Tenant ceases doing business in the Premises (or a portion thereof), Base Rent shall abate thereafter (as to the Premises or as to such portion thereof, as the case may be) and for the duration of such interruption or discontinuance. Landlord shall have the exclusive right to select, and to change, the companies providing such utilities or services to the Project, Building or the Premises. Upon written request no more often than once a quarter, Tenant shall provide to Landlord reasonable utility consumption data and other related information (or, at Landlord’s option, execute and deliver to Landlord an instrument enabling Landlord to obtain the same from the applicable provider). Tenant shall cooperate with Landlord to conduct ASHRAE energy audits of the Building and Project.

9. EXPENSES. On the Lease Commencement Date and the first day of each calendar month thereafter during the Term, Tenant shall pay to Landlord an amount equal to 1/12 of the annual cost, as reasonably estimated by Landlord, of Tenant’s Share of Taxes and Operating Expenses (“Estimated Expenses”). Estimated Expenses shall be appropriately prorated by Landlord on a per diem basis for any partial month during the Term. If the Building and/or the Project is less than fully occupied during any calendar year, then the variable components of Operating Expenses as determined by Landlord shall be calculated as if the Building and/or the Project had been fully occupied for the full calendar year.

a. ESTIMATED EXPENSES NOTICE. Landlord can from time to time provide Tenant with written notice (an “Estimated Expenses Notice”) of the monthly Estimated Expenses due and payable by Tenant with respect to the period covered by the notice. (The initial monthly Estimated Expenses amount is set forth in the “Basic Terms and Definitions” Section above.) The Estimated Expense amounts set forth in an Estimated Expenses Notice shall be based upon Landlord’s estimate of Operating Expenses and Taxes to be incurred with respect to the period covered by the notice. Landlord may invoice Tenant separately from time to time for any extraordinary or unanticipated Estimated Expenses, provided Landlord will act reasonably in considering requests from Tenant to extend the due date for extraordinary or unanticipated Estimated Expenses by up to 45 additional days.

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b. EXPENSE RECONCILIATION. Promptly after the end of each calendar year during the Term and the Lease Expiration Date, and at any other time in Landlord’s discretion, Landlord shall make an accounting of actual Taxes and Operating Expenses for the preceding calendar year and provide Tenant with a statement of Tenant’s Share of such Taxes and Operating Expenses (a “Reconciliation Statement”). Within 20 days after delivery of a Reconciliation Statement to Tenant, Tenant shall pay to Landlord the amount by which actual Taxes and Operating Expenses exceeded Estimated Expenses paid during the covered period (and if the actual expenses were less than Estimated Expenses paid, Landlord shall at its option either credit Tenant’s account or reimburse Tenant for any overpayment by Tenant). In the case of any expenses the actual amount of which is not known at time of delivery of a Reconciliation Statement, Landlord may rely on its estimates of such expenses to generate the Reconciliation Statement and perform another accounting once actual amounts are known and deliver an additional Reconciliation Statement. If requested by Tenant within 15 days of the delivery of a Reconciliation Statement, Landlord shall provide or make available the supporting data upon which Landlord based the Reconciliation Statement. If Tenant does not object by written notice to Landlord within 30 days of delivery of a Reconciliation Statement, Tenant shall be deemed to have waived the right to contest the Reconciliation Statement. Landlord’s and Tenant’s obligations to pay any overpayment or deficiency due the other pursuant to this Section shall survive the Lease Expiration Date. Within 30 days after receiving any statement of Operating Expenses for any calendar year (the “Review Notice Period”), Tenant may give Landlord notice (“Review Notice”) stating that Tenant elects to review Landlord’s calculation of the Operating Expenses for the calendar year to which such statement applies and identifying with reasonable specificity the records of Landlord reasonably relating to such matters that Tenant desires to review. Within a reasonable time after receiving a timely Review Notice (and, if requested by Landlord, an executed confidentiality agreement as described below), Landlord shall deliver to Tenant, or make available for inspection at a location reasonably designated by Landlord, copies of such records. Within 20 days after such records are made available to Tenant (the “Objection Period”), Tenant may deliver to Landlord notice (an “Objection Notice”) stating with reasonable specificity any objections to the statement, in which event Landlord and Tenant shall work together in good faith to resolve Tenant’s objections. Tenant may not deliver more than one Review Notice or more than one Objection Notice with respect to any statement. If Tenant fails to give Landlord a Review Notice before the expiration of the Review Notice Period or fails to give Landlord an Objection Notice before the expiration of the Objection Period, Tenant shall be deemed to have approved the statement. If Tenant retains an agent to review Landlord’s records, the agent must be with a CPA firm licensed to do business in the state or commonwealth in which the Building is located and its fees shall not be contingent, in whole or in part, upon the outcome of the review. Tenant shall be responsible for all costs of such review incurred by Tenant or Landlord. The records and any related information obtained from Landlord shall be treated as confidential, and as applicable only to the Premises, by Tenant, its auditors, consultants, and any other parties reviewing the same on behalf of Tenant (collectively, “Tenant’s Auditors”). Before making any records available for review, Landlord may require Tenant and Tenant’s Auditors to execute a reasonable confidentiality agreement, in which event Tenant shall cause the same to be executed and delivered to Landlord within 10 days after receiving it from Landlord, and if Tenant fails to do so, the Objection Period shall be reduced by one day for each day by which such execution and delivery follows the expiration of such 10-day period. Notwithstanding any contrary provision hereof, Tenant may not examine Landlord’s records or dispute any statement if any Rent remains unpaid past its due date or a Tenant Event of Default exists. If, for any calendar year, Landlord and Tenant determine that the sum of Tenant’s Share of the actual Operating Expenses is less or more than the amount reported, Tenant shall receive a credit in the amount of its overpayment, or pay Landlord the amount of its underpayment, against or with the Rent next due hereunder; provided, however, that if this Lease has expired or terminated and Tenant has vacated the Premises, Landlord shall pay Tenant the amount of its overpayment (less any Rent due), or Tenant shall pay Landlord the amount of its underpayment, within 30 days after such determination.

c. TENANT’S EXPENSES. Prior to delinquency, Tenant shall pay (and, upon request, provide Landlord with evidence of payment of) all taxes and assessments, together with any interest, charges, fees and penalties in connection therewith, levied upon or arising from (a) Tenant’s Property, (b) the conduct of Tenant’s business, or (c) Tenant’s leasehold estate.

10. INDEMNITY AND WAIVER OF CLAIMS.

a.INDEMNITY. Tenant shall indemnify, protect, defend (by counsel acceptable to Landlord) and hold harmless Landlord and the Indemnitees from and against Losses, which may be imposed upon, incurred or suffered by or asserted against Landlord or any of the Indemnitees at any time prior to, during or after the Term arising out of or in connection with Tenant’s occupancy or use of the Premises, any acts or omissions of Tenant or any Tenant Party, or the conduct of Tenant’s business, or otherwise in, upon or about the Premises, except to the extent caused by Landlord’s gross negligence or willful misconduct. The obligations of Tenant under this Section shall survive the Lease Expiration Date.

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b. WAIVER OF CLAIMS. Tenant, as a material part of the consideration to Landlord, hereby assumes all loss due to business interruption and all risk of illness or injury to persons in, upon or about the Premises and/or the Project arising from any cause and all risk of damage to property including, but not limited to, Tenant’s Property and all Tenant’s Parties and all Alterations, and Tenant hereby expressly releases Landlord and the Indemnitees and waives all claims in respect thereof against Landlord and the Indemnitees. The foregoing waiver and release shall not apply to damage or injury to the extent caused by the gross negligence or willful misconduct of Landlord, its agents, employees or contractors where such damage is not covered by insurance maintained by Tenant.

11. INSURANCE.

a. LANDLORD. Landlord shall maintain insurance policies insuring the Project against fire and extended coverage (including, if Landlord elects, “special cause of loss form” coverage, earthquake/volcanic action, flood and/or surface water insurance) for the full replacement cost of the Building (including coverage of any Alteration made by Landlord, but excluding coverage of Tenant’s Property and any Alterations made by Tenant or a Tenant Party), with deductibles in the form and endorsements of such coverage as selected by Landlord. Landlord can obtain its insurance through a blanket policy or captive insurance program. Landlord may also in its discretion obtain other coverage for the Project. If any act or omission by Tenant or any Tenant Party increases the cost of Landlord’s insurance or prevents Landlord from procuring any insurance policy in form satisfactory to Landlord, then Tenant shall pay the amount of such increase as additional Rent within thirty (30) days after being billed therefor.

b. TENANT. Tenant shall, at Tenant’s sole expense, obtain and keep in force at all times the following insurance in the following coverage amounts, which coverage amounts Landlord may reasonably increase from time to time upon reasonable advance written notice to Tenant in the event Tenant’s operations change or Landlord otherwise reasonably determines that such coverage amounts are inadequate under the circumstances:

i. Commercial General Liability Insurance (Occurrence Form). Commercial General Liability Insurance (“CGL Policy”) covering claims of bodily injury, personal injury and property damage arising out of Tenant's operations and contractual liabilities, including coverage formerly known as broad form, on an occurrence basis, with primary limits of at least $1,000,000 each occurrence and $3,000,000.00 annual aggregate;

ii. Automobile Liability Insurance. Business automobile liability insurance having a combined single limit of not less than $1,000,000.00 per occurrence and including owned, hired or non- owned automobiles;

iii. Workers’ Compensation and Employer’s Liability Insurance. Workers’ compensation insurance having limits not less than those required by applicable state and federal statute, and covering all persons employed by Tenant, including volunteers, in the conduct of its operations on the Premises, together with employer’s liability insurance coverage in the amount of at least $1,000,000.00;

iv. Property Insurance. “All risk” or “special cause of loss form” property insurance including coverage for vandalism, malicious mischief, sprinkler leakage and, if applicable, boiler and machinery comprehensive form, on a replacement cost basis, insuring (a) all Tenant’s Property, and (b) all Alterations made by Tenant or a Tenant Party, in each case, in an amount equal to the then applicable full replacement cost thereof. In the event property of Tenant’s invitees or customers are kept in the Premises or Project, Tenant shall maintain warehouser’s legal liability or bailee customers insurance for the full value of the property of such invitees or customers as determined by the warehouse contract between Tenant and its customer;

v. Business Interruption. Loss of income and extra expense insurance in amounts as will reimburse Tenant for direct or indirect loss of earnings for a period of not less than 12 months, attributable to all perils included in the “all risk” or “special cause of loss form” property insurance policy required above or attributable to prevention of access to the Premises as a result of such perils; and

vi. Umbrella/Excess Insurance. An umbrella liability policy or excess liability policy having a limit of not less than $5,000,000.00, which policy shall be in “following form” and shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. Such umbrella liability policy or excess liability policy shall include coverage for additional insureds.

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vii. General. Tenant’s insurance company shall be authorized to do business in the state in which the Premises is located and be rated at least “A VIII” (or higher if required by a Mortgagee) as determined by A.M. Best Company. Tenant shall deliver to Landlord certificates of insurance for all insurance required to be maintained by Tenant in the form of ACORD 28 and ACORD 25-S (or in another form acceptable to Landlord in its reasonable discretion), on or before the Lease Commencement Date or any earlier date on which Tenant or any Tenant Party accesses the Premises and, at least 10 days prior to the expiration of any required coverage. Landlord, Landlord’s Mortgagee, if any, and any other party designated by Landlord, as their interests may appear, shall be named as additional insureds (“Additional Insureds”) under Insurance Services Office endorsement CG 20 10 04 13 or equivalent under all of the policies required in this “Insurance” Section, which (a) endorsement shall be included with Tenant’s certificates of insurance, and (b) policies shall provide for severability of interest and shall be primary as respects the Additional Insureds, and any insurance maintained by the Additional Insureds shall be excess and non-contributing. The limits and types of insurance maintained by Tenant shall not limit Tenant’s liability under this Lease. Tenant shall notify Landlord within 24 hours after the occurrence of any accidents or incidents in the Premises or the Project which could give rise to a claim under any of the insurance policies required under this “Insurance” Section. Tenant shall not be permitted to satisfy any of its insurance obligations set forth in this Lease with deductible amounts, or through any self-insurance or self-insured retention, in excess of $25,000.00, without Landlord’s consent, subject to such additional conditions as Landlord may impose, in Landlord’s sole discretion.

c. MUTUAL WAIVER OF SUBROGATION. Each party waives, and shall cause its insurance carrier to waive, any right of recovery against the other for any loss of or damage to property which loss or damage is (or, if the insurance required hereunder had been carried, would have been) covered under the terms of any policy of property insurance, to the extent such releases or waivers are permitted under applicable law; provided, however, such waiver by Landlord and Tenant shall not be effective with respect to either party’s liability described in the “Environmental Matters” Section below. The failure of a party to insure its property shall not void this waiver. For purposes of this subsection, (but subject to the terms of the Tenant’s Obligations subsection below), any deductible with respect to a party’s insurance shall be deemed covered by, and recoverable by such party under, valid and collectible policies of insurance.

12. REPAIRS AND MAINTENANCE.

a. Tenant Obligations. Except as otherwise expressly provided in the “Landlord Obligations” Section below, Tenant, at Tenant’s sole cost and expense, shall Maintain the Premises in good, clean and safe condition, including, without limitation, the following: (a) the Systems exclusively serving the Premises (including, without limitation, exterior lighting and supplemental life safety systems relating exclusively to Tenant’s use of the Premises, specialty sprinkler systems and fire suppression systems); (b) all fixtures and equipment in the Premises (including, without limitation, subfloors and floor coverings, all interior and exterior doors and windows, all dock equipment (including dock doors, levelers, bumpers, dock shelters, ramps and dock lights) and all telephone, telecommunications, data and other communication lines and equipment); (c) any fencing exclusively serving the Premises; and (d) the demarcation point or any other point of utility hook up or connection, in each case, relating to utilities used by Tenant. In addition to the foregoing, Tenant, at its sole cost, shall be responsible for the following: security; interior pest control; interior window cleaning; janitorial; trash and recyclables collection services (including dumpsters); elevators; office/warehouse lighting (including all bulbs and ballasts); and ceiling tiles. Tenant Maintenance work shall be subject to the applicable provisions of the “Alterations; Liens” Section of this Lease below. Unless otherwise directed by Landlord, Tenant, at Tenant’s sole cost, shall enter into a regularly scheduled preventive maintenance/service contract (“Service Contract”) with a maintenance contractor reasonably acceptable to Landlord for servicing (i) the HVAC System in compliance with Exhibit E attached hereto, and (ii) all dock equipment exclusively serving the Premises. Tenant shall deliver full and complete copies of the Service Contract (and any other service contracts entered into by Tenant) to Landlord at the commencement of each Lease Year and upon demand from Landlord. Subject to compliance with Applicable Laws, all Maintenance by Tenant shall utilize materials and equipment that meet or exceed the quality originally used in constructing the Building and Premises. In the event Tenant fails, in the reasonable judgment of Landlord, to Maintain the Premises to Landlord’s reasonable satisfaction, which failure continues at the end of 15 days following delivery of notice by Landlord to Tenant describing such failure, or in the case of an emergency immediately without prior notice, Landlord shall have the right to enter the Premises and perform such Maintenance at Tenant’s sole cost and expense (including a sum for overhead to Landlord equal to 10% of the costs of maintenance, repairs or refurbishing). Tenant shall maintain written records of Maintenance and deliver copies thereof to Landlord upon request. Notwithstanding anything contained in this Lease to the contrary, Tenant shall be solely responsible for all costs and expenses incurred by Landlord for any Alterations, or other Maintenance made necessary because of the acts or omissions of Tenant or any Tenant Party (including, without limitation, Tenant Alterations and/or Tenant Maintenance work, Tenant’s special or particular use of the Premises and Tenant voiding a warranty that would otherwise have covered a cost), in each case, to the extent not covered by applicable insurance proceeds paid to Landlord (Tenant being responsible for Landlord’s commercially reasonable deductible notwithstanding the waiver of claims set forth in the “Mutual Waiver of Subrogation” subsection above).

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b. Landlord Obligations. Landlord shall: (a) at Landlord’s sole expense, without reimbursement from Tenant, (i) Maintain the Building footings, foundations, structural steel columns and girders, and (ii) replace, to the extent necessary and appropriate (as reasonably determined by Landlord), the (1) structural portions of the roof (i.e., joists and decking), and (2) structural portion of exterior walls; and (b) as an Operating Expense, Maintain (i) the non-structural portions of the Building exterior walls (including, without limitation, exterior façade painting and caulk repair) and roof (including, without limitation, insulation, flashings and membrane); (ii) the life safety systems (including, but not limited to, fire sprinkler systems, fire pumps and fire alarm panels and devices); (iii) the main utility lines to the point of connection into the Building (e.g., main electricity and water/sewer service to the Building); (iv) any Systems not exclusively serving the Premises or the leased premises of another tenant; (v) the irrigation systems, storm water facilities and detention ponds; (vi) the Common Areas (including, without limitation, any fencing (other than fencing exclusively serving the Premises), exterior landscaping, asphalt/concrete, sidewalks, parking areas, loading areas and driveways); and (vii) floor/concrete slab (provided that, without limitation of the last sentence of Section 12a above, Tenant shall be solely responsible for all costs and expenses incurred by Landlord for any damage to the floor/concrete slab of the Premises made necessary because of the acts or omissions of Tenant or any Tenant Party (including, without limitation, Tenant Alterations, Tenant Maintenance work, or Tenant’s use of the Premises)). In addition to the foregoing, Landlord shall, as an Operating Expense, be responsible for the following: snow and ice removal; exterior pest control; exterior window cleaning; exterior stair systems; and sanitary lift stations. Notwithstanding the foregoing, Landlord shall not be required to make any repairs resulting from fire or other casualty or a Taking, except as provided in “Damage and Destruction” and “Condemnation” Sections below. Landlord may change the shape and size of the Common Areas, including the addition of, elimination of or change to any improvements located in the Common Areas, so long as such change does not materially adversely affect Tenant’s ability to use the Premises for the Permitted Use. Tenant shall immediately notify Landlord in writing if Tenant becomes aware of (a) any areas of water intrusion or mold in or about the Premises, or (b) any condition that is Landlord’s responsibility to Maintain.

Notwithstanding anything in this Lease to the contrary, if during the last 24 months of the initial Term, any of the existing HVAC units or dock equipment serving the Premises is found to need replacement as determined by Landlord in its reasonable discretion (which replacement is not caused by Tenant’s misuse of the HVAC unit or dock equipment (as applicable) or failure to maintain such HVAC unit or dock equipment (as applicable), in which case Tenant shall be responsible for such replacement caused by misuse or failure to maintain such HVAC unit or dock equipment (as applicable)), Landlord shall replace such HVAC unit or dock equipment (as applicable) and Tenant shall reimburse Landlord for the related costs as amortized (including interest on the unamortized cost) over the useful life (but in no event more than ten (10) years) as determined in accordance with Landlord’s sound accounting principles, provided Landlord shall have no obligation to replace an HVAC unit or dock equipment (as applicable) more than one time per Term. Such reimbursement amount shall be added to Tenant’s Share of Operating Expenses and shall be paid concurrently with and in the same manner as Tenant’s Share of Operating Expenses. Notwithstanding the foregoing, Tenant shall perform any capital repairs, replacements or upgrades to the HVAC Units, at Tenant’s sole cost and expense, which or are caused by Tenant’s misuse of the HVAC unit or failure to maintain such HVAC unit. In the event that Tenant extends the term of this Lease, such extension shall be contingent upon Tenant’s continued payment of the amortized cost of the replacement of any HVAC unit under this Section which relates to the term of such extension.

13. ALTERATIONS; LIENS.

a. Alterations. Tenant, at its sole cost, may install necessary trade fixtures, equipment and furniture in the Premises (it being agreed that such installation shall not be deemed an Alteration), provided that the installation and removal of them will not affect any structural portion of the Project, any System or any other equipment or facilities serving the Project or any occupant. Except for any Alterations or Tenant Maintenance work that, in either instance, (a) does not exceed $20,000.00 in the aggregate, (b) is not visible from the exterior of the Premises, (c) does not affect any System or any structural components of the Project, and (d) does not require penetrations into, or work within, the floor, ceiling or walls, Tenant shall not construct, nor allow to be constructed, any Alterations or Tenant Maintenance work in the Premises or on the Project without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. With respect to any Alterations or Tenant Maintenance work made by or on behalf of Tenant (whether or not it requires Landlord’s consent): (i) not less than 10 days prior to commencing any Alteration or Tenant Maintenance work, Tenant shall deliver to Landlord the plans, specifications and necessary permits for the Alteration or Tenant Maintenance work, together with certificates evidencing that Tenant’s contractors and subcontractors have insurance coverage to Landlord’s reasonable satisfaction; (ii) Tenant shall obtain Landlord’s prior written approval of any contractor or subcontractor; (iii) the Alteration or Tenant Maintenance work shall be constructed with new materials, in a good and workmanlike manner, and in compliance with all Applicable Laws and the plans and specifications delivered to and approved by Landlord; (iv) the Alteration or Tenant Maintenance work must be completed by Tenant promptly after the commencement thereof and performed in accordance with Landlord’s reasonable requirements relating to sustainability and energy efficiency; (v) Tenant shall pay Landlord all reasonable costs and expenses in connection with Landlord’s review of Tenant’s plans and specifications, and of any supervision or inspection of the construction Landlord deems necessary; and (vi) upon Landlord’s request Tenant shall, prior to commencing any Alteration or Tenant Maintenance work, provide Landlord reasonable security against liens arising out of such construction. Upon completion, Tenant shall furnish Landlord with (1) “as- built” plans (in CAD format, if requested by Landlord) for Alterations, completion affidavits and full and final waivers of lien, and (2) the warranties from Tenant’s contractor(s), which shall be for the benefit of Landlord as well as Tenant. Any Alteration by Tenant shall be the property of Tenant until the Lease Expiration Date; at that time Tenant, at its sole cost, shall remove any Alteration(s) and repair all damage caused by the installation or removal thereof and will restore the Premises or the Project to the condition existing prior to Tenant’s Alteration; provided, however, at the Lease Expiration Date, and at Landlord’s sole option, without payment by Landlord, Landlord may require Tenant to leave any Alteration(s) at the Premises, in which event they shall become the property of Landlord. Landlord will not unreasonably withhold, condition or delay any matters subject to Landlord’s approval in this paragraph; provided that Landlord may grant or withhold its consent, in Landlord’s sole and absolute discretion, as to any matters under this paragraph which are in connection with any Alterations which affect the structure of the Building or any Building Systems.

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b. Liens. Tenant, at its sole cost, shall promptly pay and discharge all claims for labor performed, supplies furnished and services rendered at the request of Tenant and shall keep the Premises free of all mechanics’ and materialmen’s liens. Tenant, at its sole cost, shall remove any such lien within 15 days after notice from Landlord. If Tenant fails to do so, an Event of Default by Tenant shall have occurred, and Landlord may bond, insure over or pay the amount necessary to cause such removal, whether or not such lien is valid, and charge the Tenant such amount, together with reasonable attorneys’ fees and expenses, in addition to all other remedies Landlord has under this Lease, at law or in equity.

14. LANDLORD'S RIGHT OF ENTRY. Landlord reserves the right to enter the Premises upon not less than 24 hours prior notice to Tenant (including by email) and without notice in case of an emergency, and to undertake the following: (i) to inspect, monitor, investigate, test or Maintain the Premises and/or the Project; (ii) to verify Tenant is complying with its obligations hereunder; (iii) to perform Landlord’s obligations hereunder; (iv) to make permitted, or inspect Tenant’s, Alterations; (v) to install, use, Maintain, alter or relocate any pipes, ducts, conduits, wires, equipment and other facilities in the Common Areas or at the Project; (vi) to install, Maintain and operate conduit cabling within the utility and/or conduit ducts and risers at the Project; or (vii) to show the Premises for the purpose of sale, insurance or financing, and, during the last 12 months of the Term (or following any Event of Default), leasing the Premises to another tenant. If reasonably necessary, Landlord may temporarily close all or a portion of the Premises to perform repairs, alterations and additions. However, except in emergencies, Landlord will not close the Premises if the work can reasonably be completed on weekends and after normal business hours. Landlord will make reasonable efforts not to inconvenience Tenant in exercising such rights. The entry and authority granted to Landlord under this Section shall not constitute a constructive eviction or entitle Tenant to an abatement or reduction of Rent.

15. ENVIRONMENTAL MATTERS. Tenant shall not cause nor permit, nor allow any of Tenant’s Parties to cause or permit, any Hazardous Materials to be brought upon, stored, manufactured, generated, blended, handled, recycled, treated, disposed or used on, in, under or about the Premises or the Project, except for routine office and janitorial supplies in usual and customary quantities and adhesives, glues and other chemicals used in connection with Tenant’s Permitted Use which are set forth on Exhibit “J” (the “Permitted Materials”), all stored, used and disposed of in accordance with all applicable Environmental Laws. Tenant shall not install, operate or maintain any above or below grade tank, sump, pit, pond, lagoon or other storage (excluding trash and refuse bins contained in the Premises) or treatment vessel or device at the Project without Landlord’s prior written consent which may be withheld in Landlord’s sole discretion. Tenant shall neither create nor suffer to exist, nor permit any Tenant Party to create or suffer to exist, any lien, security interest or other charge or encumbrance of any kind with respect to the Project, including without limitation, any lien imposed pursuant to Section 107(f) of the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. Section 9607(1)) or any similar state statute. As defined in Environmental Laws, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant, its agents, employees, contractors or invitees, and the wastes, by-products, or residues generated, resulting, or produced therefrom. Tenant and Tenant’s Parties shall immediately notify Landlord and the respective property manager in writing of the violation of any Environmental Law or presence or suspected presence of any Hazardous Materials (other than office and janitorial supplies as permitted above) in, on, under or about the Premises or the improvements or the soil or groundwater thereunder. In the event Landlord reasonably suspects a release of Hazardous Materials at the Premises has occurred or a violation of Environmental Laws has occurred, Landlord shall have the right to enter upon and inspect the Premises and to conduct tests, monitoring and investigations. Within 10 days following receipt by Tenant of a written request therefor from Landlord (which request shall not be made more often than annually), Tenant shall disclose to Landlord in writing the names and amounts of all Hazardous Materials, or any combination thereof, which were stored, generated, used or disposed of on, in, under or about the Premises for the 12-month period prior to and after each such request, or which Tenant intends to store, generate, use or dispose of on, in, under or about the Premises. Similarly, within 10 days of written request from Landlord, Tenant will complete a certification as to its compliance with this Section. Landlord may conduct environmental testing, including “Phase I”, around the Lease Expiration Date and treat as an Operating Expense. Tenant shall indemnify, protect, defend (by counsel acceptable to Landlord) and hold harmless Landlord and the Indemnitees from and against any and all Losses arising out of or in connection with (a) Tenant and/or any Tenant Party’s breach of this Section, or (b) the presence of Hazardous Materials on, in, under or about the Premises, the Land, the Project or other property as a result (directly or indirectly) of Tenant’s and/or any Tenant Party’s activities, or failure to act, in connection with the Premises, the Project or this Lease. This indemnity shall include, without limitation, any Losses arising from or in connection with (i) the effects of any contamination or injury to person, property or the environment created or suffered by Tenant or a Tenant Party, (ii) the cost of any required or necessary repair, cleanup or detoxification, and the preparation and implementation of any closure, monitoring or other required plans, whether such action is required or necessary prior to or following the termination of this Lease, (iii) interest, penalties and damages arising from claims brought by or on behalf of employees of Tenant, and (iv) fees, costs or expenses incurred for the services of attorneys, consultants, contractors, experts, laboratories, and all other costs incurred in connection with the investigation, monitoring or remediation of such Hazardous Materials or violation of such Environmental Laws. Landlord shall have the right to direct any and all remediation activities, all of which shall be performed at Tenant’s sole cost. Neither the written consent by Landlord to the presence of Hazardous Materials on, in, under or about the Premises, nor the strict compliance by Tenant with all Environmental Laws, shall excuse Tenant from Tenant’s obligation of indemnification pursuant hereto. Tenant’s obligations pursuant to the foregoing indemnity shall survive the Lease Expiration Date. Notwithstanding anything in this Lease to the contrary, Landlord agrees that Tenant shall not be liable for any Losses (and such Losses shall not be included in Operating Expenses) incurred in connection with any environmental condition that existed at the Premises prior to the Lease Commencement Date or were caused by Landlord or Landlord’s employees, agents or contractors, and not caused or exacerbated by Tenant or Tenant’s Parties.

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Landlord represents and warrants that as of the Effective Date, to Landlord’s actual knowledge, no Hazardous Materials exist in the Premises in violation of Environmental Laws.

16. DAMAGE AND DESTRUCTION. If at any time during the Term all or a portion of the Premises are damaged by a fire or other casualty, then Tenant shall promptly notify Landlord. Within 60 days after Landlord becomes aware of such damage, Landlord shall inform Tenant of the amount of time Landlord reasonably estimates to restore the Premises (including the restoration of any Alteration made by Landlord), except for modifications required by Applicable Laws, and excluding the repair, restoration or replacement of the fixtures, equipment, or Alterations made by Tenant or a Tenant Party. If the restoration time is estimated to exceed 9 months from the issuance of all required permits, then either Tenant (unless the damage was caused by Tenant’s negligence or intentional act) or Landlord may elect to terminate this Lease effective as of the date of fire or other casualty by giving notice to the other within 15 days after Landlord’s notice, and Tenant shall promptly remove any salvageable personal property it seeks to retain from the Premises if Landlord deems the Premises safe for entry. In addition, Landlord shall have the right to terminate this Lease, if the loss is not covered by insurance, within 30 days of receiving notice of this fact. If this Lease is not, or cannot be, terminated in accordance with the foregoing, then, subject to receipt of sufficient insurance proceeds and delays due to Force Majeure, Landlord shall commence to restore the Premises (including any Alterations made by Landlord) to substantially the same condition that existed immediately prior to the fire or other casualty, except for modifications required by Applicable Laws, and excluding the repair, restoration or replacement of the fixtures, equipment, or Alterations made by Tenant or a Tenant Party. Notwithstanding the foregoing, each of Tenant (unless the damage was caused by Tenant’s negligence or intentional act) and Landlord may terminate this Lease if the Premises are damaged by a fire or other casualty during the last year of the Term and Landlord reasonably estimates that it will take more than 3 months to repair such damage. Base Rent shall be abated from the time of a fire or other casualty until Landlord’s repair and restoration obligations are completed by the percentage equal to the area of the Premises that is untenantable, if any, divided by the total area of the Premises. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section, Tenant waives any right to terminate this Lease by reason of damage or casualty loss. Landlord shall not be liable for any inconvenience to Tenant, or injury to Tenant’s business resulting in any way from a fire or other casualty or the repair thereof. Tenant shall not interfere with or delay, and instead cooperate with Landlord, in Landlord’s completion of Landlord’s repair and restoration obligations. Tenant agrees that the terms of this Section shall govern any damage or destruction and shall accordingly supersede any contrary statute or rule of law.

17. CONDEMNATION. If all of the Premises is Taken, then this Lease shall terminate. If any part of the Premises is Taken and (i) Landlord determines the Taking would materially interfere with or impair its ownership or operation of the Project, (ii) Landlord determines the portion not Taken is insufficient in Landlord’s discretion for the reasonable operation of Tenant’s business, or (iii) in Landlord’s opinion it would be impractical or the condemnation proceeds insufficient to restore the remainder, then, in each case, upon written notice by Landlord, this Lease shall terminate. In the event this Lease is terminated in accordance with either of the foregoing sentences, then this Lease shall terminate as of the date the condemning authority takes possession and Rent shall be apportioned as of said date. If this Lease is not terminated after a Taking, then, subject to any delays due to Force Majeure, Landlord shall restore the Premises (including any Alterations made by Landlord) to a condition as near as reasonably possible to the condition prior to the Taking (except for modifications required by Applicable Laws, and excluding the repair, restoration or replacement of the fixtures, equipment, or Alterations made by Tenant or a Tenant Party), and the Rent payable hereunder during the unexpired Term shall be reduced to reflect the Taking as reasonably determined by Landlord. In the event of any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent the same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for compensation for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items can be made to Tenant. Tenant agrees that the terms of this Section shall govern any Taking and shall accordingly supersede any contrary statute or rule of law.

18. DEFAULT.

a. Event of Default. The occurrence of any of the following events shall, at Landlord’s option, constitute an “Event of Default”:

i. Tenant fails to pay in full any and all Rent when due and the failure continues for a period of 3 days after written notice to Tenant.

ii. Tenant or any guarantor of Tenant’s obligations hereunder (a) makes a general assignment for the benefit of creditors, (b) commences any Proceeding for Debt Relief, (c) becomes the subject of any Proceeding for Debt Relief that is not dismissed within 60 days of its filing or entry, or (d) dies or suffers a legal disability (if Tenant or Guarantor is an individual) or is dissolved or fails to maintain its legal existence (if Tenant or Guarantor is a corporation, partnership or other entity).

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iii. Tenant enters into or permits any Transfer in violation of the “Assignment and Subletting” Section below.

iv. Tenant fails to maintain insurance as required by the “Insurance” Section above.

v. Intentionally omitted.

vi. Tenant fails to observe or comply with any provision of this Lease and, if written notice to the Tenant of such failure is required under this Lease, the failure continues for a period of 10 business days after written notice to Tenant (provided, however, if the default cannot reasonably be cured within such 10 business days, and Tenant has begun to cure the default and thereafter diligently pursues completion of such cure Tenant shall have such additional time to cure as is commercially reasonable).

b. Landlord’s Remedies. Upon any Event of Default, Landlord shall have the right to pursue any of the following remedies, without notice or demand, in addition to any other remedies available to Landlord under this Lease, at law or in equity, all of which shall be cumulative and nonexclusive:

i. Landlord may terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may enter and take possession of the Premises and remove Tenant and any other person occupying the Premises or any part thereof, without being liable for prosecution or any claim of damages therefor; and Landlord may recover from Tenant the following: (a) all accrued and unpaid Rent accrued through the date of termination; (b) the cost to Landlord, not yet amortized through the date of termination in accordance with generally accepted accounting principles, of the Alterations paid for and installed by Landlord pursuant to this Lease; (c) the Costs of Reletting; (d) the positive difference, if any, of the present value of the Rent, less the present value of the then fair market rental value for the Premises, for the remainder of the Term had this Lease not been terminated, such present value computed in each case using a discount rate of 9% per annum; and (e) any damages in addition thereto, including reasonable attorneys' fees, court costs, and collection services, and costs to remove and store Tenant’s Property, which Landlord sustains by reason of the breach of any of the terms, conditions and covenants of this Lease.

ii. Landlord may enter the Premises without terminating this Lease, and in its discretion remove any property from the Premises, and relet the Premises or any part thereof for the account of Tenant, upon such terms as Landlord in Landlord’s sole discretion shall determine. Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant relative to such reletting. In connection with such reletting, Landlord may make repairs, alterations, and additions to the Premises to the extent deemed reasonably necessary by Landlord, and Tenant shall upon demand pay the cost thereof. Landlord may collect the rents from any such reletting and apply the same first to the payment of the repairs, alterations, additions, expenses of re-entry, attorney’s fees, court costs, collection services, and leasing commissions and second to the payment of Rent to be paid by Tenant, and any excess or residue shall operate only as an offsetting credit against the amount of Rent as the same thereafter becomes due and payable hereunder. No such re-entry or repossession, repairs, alterations and additions or reletting shall be construed as an eviction or ouster of Tenant or as an election by Landlord to terminate this Lease unless written notice thereof is delivered by Landlord to Tenant, nor shall the same operate to release the Tenant in whole or in part from any of the Tenant’s obligations hereunder. Landlord may at any time sue and recover judgment for any damages remaining after the application of proceeds from any such reletting. In the event of reletting without termination of this Lease, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

iii. Landlord may, without any obligation to do so, cure the default on behalf of Tenant, in which case Landlord may enter the Premises without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant’s business resulting therefrom. Tenant agrees to pay Landlord an amount equal to 110% of any expenses that Landlord may incur in curing the default, including without limitation, attorney’s fees, together with interest thereon at the Applicable Interest Rate from the date of expenditure.

c. Notice. Notice periods provided for in this Lease shall run concurrently with any statutory notice periods, and any notice given hereunder may be given simultaneously with or incorporated into a statutory notice. Notwithstanding any provision to the contrary in this Lease, (i) Landlord shall not be required to give Tenant any notice or opportunity to cure any specific monetary or non-monetary default that occurs more than twice in any consecutive 12-month period, and thereafter Landlord may declare an Event of Default without affording Tenant any notice or cure rights provided under this Lease, and (ii) Landlord shall not be required to give any notice or cure period as described in the “Events of Default” subsection above for a breach of the “Memorandum of Lease” subsection or any other covenant by Tenant that has a separate notice and/or cure period (e.g., Tenant’s failure to provide an estoppel on 10 days’ notice as described in the “Estoppel; Financials” subsection below shall be an Event of Default without the requirement to provide additional notice), or in an emergency.

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d. General. Tenant waives, for itself and all those claiming by, through or under Tenant, by order or judgment of any court or any legal process or writ, this Lease and Tenant’s right of occupancy of the Premises after any termination. Exercise by Landlord of any right or remedy shall not be deemed to be an acceptance of surrender of the Premises, a termination of this Lease by Landlord or a release of Tenant from any of its obligations hereunder. No waiver by Landlord of any breach by Tenant shall be a waiver of any subsequent breach, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord of any rights or remedies with respect to any breach. Efforts by Landlord to mitigate the damages caused by Tenant’s default shall not constitute a waiver of Landlord’s right to recover damages hereunder. No right or remedy conferred upon Landlord is intended to be exclusive of any other right or remedy provided herein or at law or in equity, and each right or remedy shall be cumulative and nonexclusive and in addition to every other right or remedy given herein or at law or in equity. No payment by Tenant or acceptance by Landlord of a lesser amount than the total amount due Landlord under this Lease shall be deemed to be a waiver of Landlord’s right to recover the balance due, which is expressly reserved, nor shall any endorsement or statement on any check or payment be deemed an accord and satisfaction. Landlord shall not be liable, nor shall Tenant’s obligations hereunder be diminished, because of Landlord’s failure to relet the Premises or collect rent due in respect of such reletting. If either party commences an action against the other party arising out of or in connection with this Lease, then the prevailing party shall be entitled to have and recover from the other party attorneys’ fees, costs of suit, investigation expenses and discovery and other litigation costs, including costs of appeal. LANDLORD AND TENANT WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON OR RELATED TO THE SUBJECT MATTER OF THIS LEASE. FURTHER, THE PARTIES HEREBY AGREE THAT ANY DISPUTE FILED AGAINST THE OTHER MUST BE ON AN INDIVIDUAL BASIS AND NOT AS A CLASS ACTION OR COLLECTIVE ACTION.

e. Mitigation. In the event of a default under this Lease, Landlord and Tenant shall each use commercially reasonable efforts to mitigate any damages resulting from a default of the other party under this Lease.

i.	Landlord's obligation to mitigate damages after a default by Tenant shall be satisfied in full if Landlord undertakes to lease the Premises to another tenant (a "Substitute Tenant") in accordance with the following criteria:

1.	Landlord shall have no obligation to solicit or entertain negotiations with any other prospective tenant for the Premises until Landlord obtains full and complete possession of the Premises including, without limitation, the final and unappealable legal right to relet the Premises free of any claim of Tenant.

2.	Landlord shall not be obligated to offer the Premises to a Substitute Tenant when other premises in the Building or other buildings owned by Landlord or an affiliate of Landlord suitable for that prospective tenant's use are (or soon will be) available.

3.	Landlord shall not be obligated to lease the Premises to a Substitute Tenant for a rental less than the current fair market rental then prevailing for similar space, nor shall Landlord be obligated to enter into a new lease under other terms and conditions that are unacceptable to Landlord under Landlord's then current leasing policies for comparable space.

4.	Landlord shall not be obligated to enter into a lease with any proposed tenant whose use would: (a) disrupt the tenant mix or balance of the Building; (b) violate any restriction, covenant, or requirement contained in the lease of another tenant of the Building; (c) adversely affect the reputation of the Building; or (d) be incompatible with the operation of the Building.

5.	Landlord shall not be obligated to enter into a lease with any proposed Substitute Tenant (a "Substitute Lease") which does not have, in Landlord's reasonable opinion, sufficient financial resources or operating experience to operate the Premises in a first-class manner.

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•	Landlord shall not be required to expend any amount of money to alter, remodel, or otherwise make the Premises suitable for use by a proposed Substitute Tenant unless: (a) Tenant pays any such sum to Landlord in advance of Landlord's execution of a Substitute Lease with such Substitute Tenant (which payment shall not be in lieu of any damages or other sums to which Landlord may be entitled as a result of Tenant's default under this Lease); or (b) Landlord, in Landlord's sole and absolute discretion, determines that any such expenditure is financially justified in connection with entering into any such Substitute Lease.

ii.	Upon compliance with the above criteria regarding the releasing of the Premises after a default by Tenant, Landlord shall be deemed to have fully satisfied Landlord's obligation to mitigate damages under this Lease and under any law or judicial ruling in effect on the date of this Lease or at the time of Tenant's default, and Tenant waives and releases, to the fullest extent legally permissible, any right to assert in any action by Landlord to enforce the terms of this Lease, any defense, counterclaim, or rights of setoff or recoupment respecting the mitigation of damages by Landlord, unless and to the extent Landlord maliciously or in bad faith fails to act in accordance with the requirements of this Section.

iii.	Tenant's right to seek damages from Landlord as a result of a default by Landlord under this Lease shall be conditioned on Tenant taking all actions reasonably required, under the circumstances, to minimize any loss or damage to Tenant's property or business, or to any of Tenant's Parties, or other third parties that may be caused by any such default of Landlord.

f. Excluded Damages. Notwithstanding any contrary provision hereof, Tenant shall not be liable to Landlord for any lost profit, damage to or loss of business or any form of punitive, special, indirect or consequential damages (i) other than the New Tenant Damages (defined below), or (ii) unless due to contamination of the Premises, the Property or the Project by Tenant or any Tenant Party. As used herein, “New Tenant Damages” means any cost to enforce the terms of this Lease (including attorneys fees) and any increase in Landlord’s costs of leasing the Premises to a new tenant, any loss of rent paid to Landlord by a new tenant, and/or any liability of Landlord in favor of a new tenant, in each case resulting from any inability of Landlord to deliver possession of the Premises to, or perform improvements for, such new tenant as a result of Tenant’s holdover in the Premises after the expiration or earlier termination of this Lease.

19. ASSIGNMENT AND SUBLETTING.

Except as provided below with respect to Landlord’s recapture rights, Tenant shall not enter into nor permit any Transfer, whether voluntarily or involuntarily or by operation of law, without Landlord’s prior written approval in a consent agreement or other writing, which approval shall not be unreasonably withheld. Without limitation, Tenant agrees that Landlord’s consent shall not be considered unreasonably withheld if (a) the proposed transferee is an existing tenant or affiliate of an existing tenant of Landlord or any of its affiliates, or Landlord or its affiliates are in discussions with such proposed transferee for space that is comparable or otherwise meets the business needs of proposed transferee, (b) the business, business reputation or creditworthiness of the proposed transferee or business use is unacceptable to Landlord in its sole discretion, (c) Landlord has comparable space in the Project available for lease by the proposed transferee, (d) the proposed transferee is any entity or person that would be deemed a “related party tenant” of Landlord or any entity controlling, controlled by, or under common control with, Landlord, or (e) Tenant is in default under this Lease. Notwithstanding the foregoing, Landlord’s consent shall not be required in the event of any Transfer by Tenant to any of its Affiliates, provided the Affiliate has a tangible net worth at least equal to that of Tenant as of the date of this Lease, and Tenant and the transferee otherwise comply with the terms and conditions of this Section. If Tenant desires to undertake a Transfer, then Tenant shall deliver to Landlord (1) written notice at least 15 days prior thereto, which includes current financial statements of the proposed transferee certified by an officer of the transferee, complete copies of the proposed Transfer documents and any other information Landlord reasonably requests, and (2) on or before the effective date of the Transfer, an assumption agreement or sublease, as applicable, reasonably acceptable to Landlord (executed by Tenant and the transferee), together with a certificate of insurance evidencing the transferee’s compliance with the insurance requirements of Tenant hereunder. Whether or not a Transfer is consummated or approval is granted, Tenant shall pay Landlord (i) an administrative fee in the amount of $1,500.00, and (ii) reasonable attorneys’ and financial consultant’s fees incurred in the review of such proposed Transfer. This Lease may not be assigned by operation of law. A consent to one Transfer shall not be deemed to be a consent to any subsequent Transfer. In no event shall any Transfer relieve Tenant from any obligation under this Lease. Landlord’s acceptance of Rent from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer. Any Transfer not in conformity with this Section shall be void at the option of Landlord. Tenant shall not collaterally assign, mortgage, pledge, hypothecate or otherwise encumber this Lease or any of Tenant's rights hereunder.

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In the event of (a) an assignment of this Lease to a party other than Tenant’s Affiliate, or (b) subletting of more than 30% of the rentable square footage of the Premises for more than 50% of the remaining Term (excluding unexercised options), Landlord shall have the right to recapture the entire Premises or the portion of the Premises that Tenant is proposing to sublease. If Landlord exercises its right to recapture, then this Lease shall automatically be amended (or terminated if the entire Premises is being assigned or sublet) to delete the applicable portion of the Premises effective on the proposed effective date of the Transfer, although Landlord may require Tenant to execute a reasonable amendment or other document reflecting such reduction or termination. If Tenant receives rent or other consideration for any such Transfer in excess of the Rent, or in the case of a sublease of a portion of the Premises, in excess of such Rent that is fairly allocable to such portion, after appropriate adjustments to assure that all other payments required hereunder are appropriately taken into account, then Tenant shall pay Landlord 50% of the amount by which such payment of rent or other consideration exceeds the Rent required hereunder, after Tenant's recovery of its actual and reasonable attorney's fees, brokerage commissions, improvement allowances or improvement costs and any other reasonable out-of-pocket monetary concessions incurred directly in connection with such assignment or subletting, determined on a straight-line basis. Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment had been made. Nothing in this Section 19 shall be construed to entitle Landlord to any proceeds from a sale of Tenant’s assets or any ownership interest in Tenant.

Notwithstanding anything to the contrary contained in this Lease, if either Tenant or any other person having a right to Use the Premises shall enter into any lease, sublease, license, concession or other agreement for Use of all or any portion of the Premises (i) with any entity or person that would be deemed a “related party tenant” of Landlord or any entity controlling, controlled by, or under common control with, Landlord, or (ii) which provides for rental or other payment for such Use based, in whole or in part, on the net income or profits derived by any person that leases, possesses, uses, or occupies all or any portion of the Premises (other than an amount based on a fixed percentage or percentages of receipts or sales), then any such purported lease, sublease, license, concession or other agreement shall be null and void and ineffective as a Transfer of any right or interest in the Use of all or any part of the Premises.

20. ESTOPPEL, FINANCIALS; SUBORDINATION, ATTORNMENT.

a. Estoppel; Financials. Tenant shall, within 10 days after delivery of written notice by Landlord from time to time: (a) execute and deliver to Landlord a commercially reasonable estoppel certificate to those parties as are reasonably requested by Landlord (including a Mortgagee or prospective purchaser) (it being agreed that, without limitation, such estoppel certificate may include a certification as to the status of this Lease, the existence of any Events of Default and the amount of Rent that is due and payable); and (b) provide to Landlord, any existing or prospective Mortgagee and/or any prospective purchaser reasonably requested Financials. Notwithstanding the foregoing, in the event that the Tenant is a publicly traded company, Tenant’s obligation to provide Financials under this Section shall be satisfied at all times that such Financials are publicly available.

b. Subordination; Attornment. This Lease shall unconditionally be and at all times remain subject and subordinate to any Mortgage now or in the future affecting the Premises, all without the necessity of Tenant executing further instruments to effect such subordination. This clause shall be self- operative, but Tenant shall execute and deliver to Landlord, within 10 days after Landlord’s request, any further instruments confirming the subordination of this Lease and any further instruments of attornment that a Mortgagee may reasonably request, including an SNDA in the form reasonably required by the applicable Mortgagee. Notwithstanding anything to the contrary contained in this Section, the holder of any such Mortgage may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in the event such Mortgagee shall have the same rights with respect to this Lease as though this Lease has been executed prior to the execution, delivery and recording of such Mortgage. No Mortgagee shall: (a) be obligated to cure any default of Landlord; (b) be bound by (i) any payment of Base Rent for more than 1 month in advance, (ii) the obligation for any broker commission(s), or (iii) any amendment or modification of this Lease made without the express written consent of such Mortgagee; and (c) be liable for, nor subject to, (i) any offsets or defenses which Tenant may have by reason of any act or omission of Landlord under this Lease, or (ii) for the return of any sums which Tenant may have paid to Landlord under this Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Landlord to Mortgagee. The provisions of the “Damage and Destruction” and “Condemnation” Sections above notwithstanding, Landlord’s obligation to restore the Premises after a casualty or condemnation shall be subject to the consent and prior rights of any Mortgagee. If any Mortgagee refuses to allow Landlord to restore the Premises for any reason and such Mortgagee’s refusal prevents Landlord from fulfilling its obligations under the “Damage and Destruction” and “Condemnation” Sections above, then Tenant shall have as its sole remedy with respect to such failure by Landlord to fulfill these obligations the right to terminate this Lease. Tenant agrees to give any Mortgagee a written copy of any notice of default served upon the Landlord by Tenant concurrently with delivery to Landlord, provided that, prior to such notice, Tenant has been notified in writing of the address of such Mortgagee.

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Notwithstanding the foregoing, upon written request by Tenant, Landlord will use reasonable efforts to obtain a subordination, non-disturbance and attornment agreement from any future Mortgagee on such Mortgagee’s then current standard form of agreement. “Reasonable efforts” of Landlord shall not require Landlord to incur any cost, expense or liability to obtain such agreement, it being agreed that Tenant shall be responsible for any fee or review costs charged by the Mortgagee. Upon request of Landlord, Tenant will execute the Mortgagee’s form of subordination, non-disturbance and attornment agreement and return the same to Landlord for execution by the Mortgagee. Landlord’s failure to obtain a subordination, non- disturbance and attornment agreement for Tenant shall have no effect on the rights, obligations and liabilities of Landlord and Tenant or be considered to be a default by Landlord hereunder. For purposes of clarity, Landlord’s obligations under this paragraph shall not apply to the current Mortgage encumbering the Building, but only to any future Mortgages.

21. LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD) SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE BUILDING. TENANT SHALL LOOK SOLELY TO LANDLORD’S PREVIOUSLY DEFINED INTEREST IN THE BUILDING FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD OR ANY LANDLORD INDEMNITEES. NEITHER LANDLORD NOR ANY LANDLORD INDEMNITEES SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY, AND IN NO EVENT SHALL LANDLORD OR ANY LANDLORD INDEMNITEES OR MORTGAGEES BE LIABLE TO TENANT FOR LOST PROFIT, DAMAGE TO OR LOSS OF BUSINESS OR ANY FORM OF PUNITIVE, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGE. LANDLORD SHALL NOT BE LIABLE FOR ANY BREACH UNLESS TENANT PROVIDES NOTICE SPECIFYING THE BREACH AND LANDLORD FAILS TO CURE THE BREACH WITHIN A REASONABLE PERIOD OF TIME AFTER DELIVERY OF THE NOTICE. WHENEVER LANDLORD TRANSFERS ITS INTEREST, LANDLORD SHALL BE AUTOMATICALLY RELEASED FROM FURTHER PERFORMANCE UNDER THIS LEASE AND FROM ALL FURTHER LIABILITIES AND EXPENSES HEREUNDER PROVIDED THAT THE TRANSFEREE OF LANDLORD’S INTEREST HAS ASSUMED ALL LIABILITIES AND OBLIGATIONS OF LANDLORD HEREUNDER ARISING FROM THE DATE OF SUCH TRANSFER.

22. [INTENTIONALLY DELETED].

23. HOLDING OVER. If Tenant remains in possession of all or any part of the Premises after the Lease Expiration Date, then such holding over shall be a tenancy at sufferance, for the entire Premises, subject to the terms and conditions of this Lease, except that Tenant shall pay monthly installments of Rent (determined on a per month basis without reduction for partial months during the holdover) equal to 150% of the monthly installment of Rent in effect immediately prior to such holding over for the first three (3) months of holding over, and 200% of the greater of the fair value of rent as reasonably determined by Landlord and the monthly installment of Rent in effect immediately prior to such holding over for each subsequent month of holding over. This Section shall not be construed as Landlord’s permission for Tenant to holdover. Acceptance of Rent by Landlord following expiration or termination shall not constitute an extension of the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise. Notwithstanding any provision in this Lease to the contrary, any holdover by Tenant shall constitute an Event of Default on the part of Tenant under this Lease entitling Landlord to exercise, without obligation to provide Tenant any notice or cure period, all of the remedies available to Landlord in the case of an Event of Default by Tenant. If Tenant remains in possession of all or any part of the Premises after the Lease Expiration Date, then Tenant shall indemnify and hold Landlord harmless from and against all Losses (including, without limitation, consequential damages) resulting from or arising out of Tenant’s failure to surrender the Premises, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after the Lease Expiration Date and any related attorneys’ fees and brokerage commissions.

24. NOTICES. Unless otherwise specifically set forth in this Lease, all notices shall be in writing and delivered by hand or sent by registered, express, or certified mail, with return receipt requested or with delivery confirmation requested from the U.S. postal service, or sent by overnight or same day courier service to the party’s respective Notice Address(es) set forth above; provided notices sent by Landlord regarding general property operational matters may be sent via e-mail to the e-mail address provided by Tenant to Landlord for such purpose; provided further, notices may be sent by Landlord to Tenant pursuant to the tenant/customer portal as described in Exhibit D. In addition, if the Building is closed (whether due to emergency, governmental order or any other reason), then any notice address at the Building shall not be deemed a required notice address during such closure, and, unless Tenant has provided an alternative valid notice address to Landlord for use during such closure, any notices sent during such closure may be sent via e-mail or in any other practical manner reasonably designed to ensure receipt by the intended recipient. Each notice shall be deemed to have been received on the earlier to occur of actual delivery or the date on which delivery is refused, or, if Tenant has vacated the Premises or any other Notice Address of Tenant without providing a new Notice Address, 3 days after notice is deposited in the U.S. mail or with a courier service in the manner described above. Either party may, at any time, change its Notice Address (other than to a post office box address) by giving the other party written notice of the new address.

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25. SURRENDER. On the Lease Expiration Date, Tenant, at its sole cost, shall return possession of the Premises to Landlord in accordance with Tenant’s obligations under this Lease, and otherwise in the condition described on Exhibit F attached hereto, ordinary wear and tear, condemnation and damage by fire or casualty excepted; provided, however, if any condition listed on Exhibit F was not satisfied as of the Lease Commencement Date, and Landlord and Tenant confirm, in writing, the non-satisfaction of any such condition (neither Landlord nor Tenant shall unreasonably withhold agreement on such list of unsatisfied conditions as of the Lease Commencement Date), then such condition shall not apply to Tenant hereunder and Tenant shall not be required to satisfy such condition as of the Lease Expiration Date or other time of surrender by Tenant. Conditions existing as a result of (i) Tenant’s failure to Maintain the Premises or the Project, as required by this Lease, (ii) Tenant’s failure to abide by the terms of this Lease or its default, or (iii) the presence of Hazardous Materials on, in, under or about the Premises, the Project or other property as a result (directly or indirectly) of Tenant’s and/or any Tenant Party’s activities, or failure to act, in connection with the Premises or the Project, shall not be deemed “ordinary wear and tear.” On or before the Lease Expiration Date, Tenant, at its sole cost, shall remove Tenant’s Property from the Project and repair all damage resulting from such removal and restore the Project to good order and condition, subject to the “Alterations; Liens” Section above. If Tenant fails to remove any of Tenant’s Property as required hereunder, then Landlord may deem all or any part of Tenant’s Property to be abandoned and, at Landlord’s option, title to Tenant’s Property shall vest in Landlord, and/or Landlord may at Tenant’s expense remove and/or dispose of any Tenant’s Property in any manner Landlord deems appropriate. If Tenant does not return possession of the Premises to Landlord in the condition required under this Lease, Tenant shall pay Landlord all resulting damages Landlord may suffer.

26. STATE LAW. Attached hereto as Exhibit G are modifications to this Lease given the laws of the state where the Premises are located. To the extent of any inconsistency between the terms set forth in Exhibit G and the remainder of this Lease, the terms set forth in Exhibit G govern.

27. OTHER.

a. Work. Tenant agrees to perform the “Tenant Work” pursuant to the “Tenant Work Letter” attached hereto as Exhibit H.

b. Entire Agreement. This Lease sets forth all of the agreements between Landlord and Tenant concerning the Premises; and there are no agreements either oral or written other than as set forth herein. This Lease may be modified only by a written agreement signed by an authorized representative of each of Landlord and Tenant.

c. Time of Essence. Time is of the essence with respect to Tenant’s obligations and Landlord’s obligations under this Lease; provided that, if any date herein set forth for the performance of any monetary obligations by Landlord or Tenant, or for the delivery of any instrument or notice, should be on a Saturday, Sunday or Legal Holiday, the compliance with such monetary obligations or delivery will be deemed acceptable on the next business day following such Saturday, Sunday or Legal Holiday.

d. Severability. If any provision of this Lease or the application of any such provision shall be held by a court of competent jurisdiction to be invalid, void or unenforceable to any extent, then the remaining provisions of this Lease and the application thereof shall remain in full force and effect and shall not be affected, impaired or invalidated. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord’s expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

e. Law. This Lease, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Lease, or the negotiation, execution or performance of this Lease, shall be governed by, and enforced in accordance with, the internal laws of the state where the Premises are located.

f. Successors and Assigns. This Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord and, subject to compliance with the terms of the “Assignment and Subletting” Section above, Tenant.

g. Memorandum of Lease. Tenant shall not record this Lease, a short form memorandum hereof or any other document against Landlord’s title to the Project and/or Premises.

h. Agency, Partnership or Joint Venture. Nothing contained herein nor any acts of the parties hereto shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture by the parties hereto or any other relationship beside landlord and tenant.

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i. Merger. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof or a termination by Landlord shall not work a merger and shall, at the option of Landlord, terminate all or any existing sub-tenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such sub-tenancies.

j. Headings. Section headings have been inserted solely as a matter of convenience and are not intended to define or limit the scope of any of the provisions contained therein.

k. Signs. Tenant shall not place any signs at the Project without the prior consent of Landlord, other than signs that are located wholly within the interior of the Premises and not visible from the exterior of the Premises. Tenant shall Maintain all signs installed by Tenant in good condition. Tenant shall remove its signs on or prior to the Lease Expiration Date, shall repair any resulting damage, and shall restore the Project to its condition existing prior to the installation of Tenant’s signs. Landlord shall not unreasonably withhold, condition or delay its consent to Tenant’s request to place signs on the Premises so long as the same comply with Applicable Laws and Landlord’s signage guidelines and criteria for the Project, are professionally prepared, and Landlord reviews and approves, in writing, the plans and specifications therefor (which approval shall not be unreasonably withheld, conditioned or delayed).

l. Brokers. Tenant agrees that it has dealt with no brokers in connection with this Lease, except Lee & Associates, as Landlord’s broker, and CBRE, Inc., as Tenant’s broker (the “Brokers”). Landlord agrees to pay any commission due by Landlord to the Brokers pursuant to a separate agreement. Tenant agrees to indemnify and hold Landlord harmless from any and all claims for commissions or fees in connection with the Premises and this Lease from any other real estate brokers or agents with whom Tenant may have dealt.

m. Joint and Several. If Tenant consists of more than one person, then the obligation of all such persons shall be joint and several. In such event, requests or demands from any one person or entity comprising Tenant shall be deemed to have been made by all such persons or entities, and notices to any one person or entity shall be deemed to have been given to all persons and entities.

n. OFAC. Tenant hereby represents, warrants and certifies that: (a) neither it nor its officers, directors, or controlling owners is acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order, the United States Department of Justice, or the United States Treasury Department as a terrorist, “Specifically Designated National or Blocked Person,” or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule or regulation that is enforced or administered by the Office of Foreign Assets Control (“SDN”); (b) neither it nor its officers, directors or controlling owners is engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly on behalf of, any such person, group, entity, or nation; and (c) neither it nor its officers, directors or controlling owners is in violation of Presidential Executive Order 13224, the USA PATRIOT Act, (Public Law 107-56), the Bank Secrecy Act, the Money Laundering Control Act, Directive 4 under Executive Order 14024 or any regulations promulgated pursuant thereto. For avoidance of doubt, if one or more blocked or banned persons own in the aggregate 50% or more of Tenant, or blocked or banned persons individually or collectively exercise control over Tenant, each such blocked or banned person will be considered a “controlling owner” for purposes of this subsection. If the foregoing representations are untrue at any time during the Term, Tenant shall notify Landlord immediately in writing, and an Event of Default will be deemed to have occurred, without the necessity of notice delivered by or to Tenant. The provisions of this subsection shall survive the Lease Expiration Date.

Landlord hereby represents, warrants and certifies that: (a) neither it nor its officers, directors, or controlling owners is acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order, the United States Department of Justice, or the United States Treasury Department as a terrorist, “Specifically Designated National or Blocked Person,” or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule or regulation that is enforced or administered by the Office of Foreign Assets Control; (b) neither it nor its officers, directors or controlling owners is engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly on behalf of, any such person, group, entity, or nation; and (c) neither it nor its officers, directors or controlling owners is in violation of Presidential Executive Order 13224, the USA PATRIOT Act, (Public Law 107-56), the Bank Secrecy Act, the Money Laundering Control Act, Directive 4 under Executive Order 14024 or any regulations promulgated pursuant thereto. For avoidance of doubt, if one or more blocked or banned persons own in the aggregate 50% or more of Landlord, or blocked or banned persons individually or collectively exercise control over Landlord, each such blocked or banned person will be considered a “controlling owner” for purposes of this subsection. If the foregoing representations are untrue at any time during the Term, Landlord shall notify Tenant immediately in writing, and a default by Landlord will be deemed to have occurred, without the necessity of notice delivered by or to Landlord or any application of any grace or cure period. The provisions of this subsection shall survive the Lease Expiration Date.

o. Roof Use by Landlord. Landlord reserves the right to use the surface of the roof in any manner which does not materially interfere with Tenant’s use of the Premises including, but not limited to, installation of telecommunication equipment, solar equipment, fuel cells, battery storage, distributed technologies or any other uses.

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p. Renewable Energy. Tenant agrees to cooperate with Landlord in the event that Landlord desires to provide a source of renewable energy to serve the Premises or the Project, such as solar or wind power. Without limiting the foregoing, Tenant shall, upon request, (i) provide Landlord with its actual and estimated future energy consumption needs, (ii) if the Premises is separately metered, enter into a reasonable power purchase agreement with Landlord or the generator of the renewable energy source, provided that Tenant shall not be obligated to pay more than it pays the utility company, (iii) in connection with any such renewable energy source, enter into a reasonable net meter arrangement with the utility company providing service to the Premises, and (iv) permit Landlord and/or the installation company access to the Premises to permit connection of the renewable energy system and net meter to the electrical facilities serving the Premises. Upon installation of any renewable energy system, Tenant shall be obligated to purchase the energy generated by such system, not to exceed Tenant’s actual energy usage.

q. Force Majeure. If either party to this Lease is prevented from performing any obligation under this Lease by a Force Majeure, such obligation shall be excused during (and any time period for the performance of such obligation shall be extended by) the period during which the Force Majeure continues; provided, however, that this Section shall not (a) permit Tenant to hold over in the Premises after the Lease Expiration Date, or (b) excuse (or extend any time period for the performance of) (i) any obligation to pay Rent, otherwise remit money or deliver credit enhancement, (ii) any obligation under the “Indemnity and Waiver of Claims” and “Insurance” Sections, or (iii) any of Tenant’s obligations whose breach would interfere with another occupant’s use, occupancy or enjoyment of its Premises or the Project.

r. Counterparts. This Lease may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature of a party transmitted electronically (e.g., e-signature) or by facsimile, email of a pdf copy, DocuSign or other similar technology application shall constitute and have the same force and effect as the original signature of the party. Following execution, a pdf (or similar image file format) of this Lease (whether signed electronically or in ink) shall be deemed the equivalent of the delivery of the original, and any party delivering such a counterpart shall in all events deliver to the other party an original signature promptly upon request.

s. Unrelated Business Income. If Landlord becomes aware that any part of the payments by Tenant to Landlord under this Lease may be characterized as (i) unrelated business income, or (ii) not “rents from real property,” in each case, under the United States Internal Revenue Code and related regulations, then Tenant shall enter into any amendment proposed by Landlord to change such characterizations, provided the amendment does not require Tenant to make more payments or accept fewer services from Landlord than under this Lease.

t. Waiver of Redemption of Tenant. Tenant hereby waives, for Tenant and for all those claiming by, under or through Tenant, all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant’s right of occupancy of the Premises or Project after any termination of this Lease.

u. Rights Reserved by Landlord. Landlord excepts and reserves exclusively to itself any and all rights not specifically granted to Tenant under this Lease. Landlord reserves the right to make changes to the Project, Building and Common Areas as Landlord deems appropriate, including, without limitation, the right to grant easements, rights of way, utility raceways and make dedications; to grant lease, license or use rights to third parties; to utilize the foregoing easements or licenses at the Project; to dedicate for public use portions of the Project; to improve the energy efficiency or sustainability of the Building or the Project; and to change the name of the Building or the Project.

v. Sustainability Contact. Landlord’s sustainability contact for the Project can be reached at sustainability@linklogistics.com.

w. Exhibits: The following exhibits are incorporated into and made a part of this Lease:

•	Exhibit A (Definitions)
•	Exhibit B (Plan Showing Premises)
•	Exhibit C (Rules and Regulations)
•	Exhibit D (Landlord Payment Instructions)
•	Exhibit E (Minimum Service Contract Requirements)
•	Exhibit F (Move Out Conditions)
•	Exhibit G (State Law Addendum)
•	Exhibit H (Tenant Work)
•	Exhibit I (Option to Renew)
•	Exhibit J (Permitted Materials)

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Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:
ICON FL ORLANDO INDUSTRIAL OWNER POOL 5 GA/FL, LLC, a Delaware limited liability company

By:	/s/ Glenn E. Wylie
Name:	Glenn E. Wylie
Title:	Authorized Signatory

TENANT:
UNUSUAL MACHINES, INC., a Nevada corporation

By:	/s/ Allan Evans
Name:	Allan Evans
Title:	CEO

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EXHIBIT A

DEFINITIONS

The following terms are defined in the body of the Lease:

“Additional Insureds”

“Brokers”

“Building”

“CGL Policy”

“Estimated Expenses”

“Estimated Expense Notice”

“Event of Default”

“Landlord”

“Lease”

“Lease Commencement Date”

“Lease Expiration Date”

“Notice Addresses”

“Permitted Use”

“Premises”

“Project”

“Reconciliation Statement”

“Security Deposit”

“Service Contract”

“SDN”

“Substitute Lease”

“Substitute Tenant”

“Tenant”

“Tenant’s Share”

“Tenant Work”

The following terms have the meanings below:

“ADA” means the Americans with Disabilities Act of 1990, 42 USC 12111 et seq., as the same may be amended from time to time.

“Additional Rent” means all sums other than Base Rent which Tenant is obligated to pay under this Lease, including without limitation Estimated Expenses, Taxes and Operating Expenses.

“Affiliate” means (i) any entity controlling, controlled by, or under common control of, Tenant, (ii) any successor, directly or indirectly, to Tenant by merger, consolidation or reorganization, and (iii) any purchaser of all or substantially all of the assets, directly or indirectly, of Tenant as a going concern.

“Alteration” means any addition, alteration or improvement to the Premises or the Project, including any Tenant Work or Landlord Work, if applicable.

“Applicable Interest Rate” means interest, charged and compounded daily, at the rate of the lesser of (i) 0.0005% per day or (ii) the maximum rate permitted by Applicable Laws.

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“Applicable Laws” mean all applicable laws, statutes, codes, ordinances, orders, zoning, rules, regulations, conditions of approval and requirements of all federal, state, county, municipal and governmental authorities and all administrative or judicial orders or decrees and all permits, licenses, approvals and other entitlements issued by governmental entities, and rules of common law, relating to or affecting the Project, the Premises or the Land or the use or operation thereof, whether now existing or hereafter enacted, including, without limitation, the ADA, Environmental Laws and CC&Rs.

“Base Rent” means the amounts set forth in the “Base Rent” Section of this Lease, charged monthly on or before the Lease Commencement Date and thereafter on the first day of each calendar month.

“CC&Rs” means any covenants, conditions and restrictions, reciprocal easements, restrictions of easements, association requirements or other agreement of record or any supplement thereto encumbering the Land and/or Project or any portion thereof.

“Common Areas” means all areas and facilities at the Project, outside the Premises and premises leased to other tenants, including, if applicable, driveways, sidewalks, parking, loading and landscaped areas.

“Costs of Reletting” means the costs incurred by Landlord to relet the Premises or a portion thereof, including brokers’ commissions, advertising, and repairs, alterations, improvements and concessions to obtain a new tenant.

“Environmental Laws” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any governmental authority or agency regulating or relating to health, safety, or environmental conditions on, in, under, or about the Premises or the environment, including without limitation, the following: the federal Comprehensive Environmental Response, Compensation and Liability Act; the federal Resource Conservation and Recovery Act, the federal Clean Air Act; the federal Water Pollution Control Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder.

“Financials” means financial information certified by an officer of Tenant as being true and correct, including, but not limited to, (i) credit reports, (ii) tax returns, (iii) current, accurate, audited financial statements for Tenant and Tenant's business, and (iv) unaudited financial statements (which shall at least include a balance sheet, an income statement and a statement of cash flow) for Tenant and Tenant's business for each of the 3 years prior to the current financial statement year prepared under generally accepted accounting principles consistently applied.

“Force Majeure” means any strike, act of God, war, terrorist act, shortage of labor or materials, governmental action or orders, civil commotion, epidemic, pandemic, public health emergency or other cause beyond a party’s reasonable control.

“Hazardous Materials” means any substance, material, waste, pollutant, or contaminant listed or defined as hazardous, toxic or dangerous under any Environmental Laws, including asbestos, asbestos containing materials, polychlorinated, per- and polyfluoroalkyl substances, and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas) and explosives, flammables, or radioactive substances of any kind.

“HVAC System” means all heating ventilation, and air conditioning systems and equipment inside or exclusively serving the Premises.

“Indemnitees” means Landlord’s affiliated entities, and each of Landlord’s and Landlord’s affiliated entities’ respective trustees, members, managers, principals, beneficiaries, partners, directors, officers, employees, shareholders, Mortgagees, agents, contractors, representatives, successors and assigns.

“Land” means the parcel(s) of land on which the Building and other adjacent improvements and appurtenances owned by Landlord are located or situated.

“Lease Year” means the period from the Lease Commencement Date through the succeeding 12 full calendar months (provided, however, that, if the Lease Commencement Date does not occur on the first day of a calendar month, then the first Lease Year shall include the partial calendar month in which the Lease Commencement Date occurs and the succeeding 12 full calendar months) and each successive 12-month period thereafter during the Term.

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“Legal Holiday” means any federal holiday or holiday recognized by the state in which the Premises are located.

“Losses” means any and all claims, judgments, causes of action, damages, obligations, penalties, fines, taxes, costs, liens, liabilities, losses, charges and expenses, including without limitation all attorneys’ fees and other professional fees.

“Maintain” or “Maintenance” means to provide such maintenance, repair and, to the extent necessary and appropriate, replacement, as may be needed to keep the subject property in good condition and repair.

“Mortgage” means all ground leases, master leases and all mortgages and deeds of trust or other lien or encumbrance which now or hereafter affect the Premises, the Building or the Project or Landlord’s interest therein (including any modifications, renewals or extensions thereof and all amendments thereto).

“Mortgagee” means the party having the benefit of a Mortgage. “notice” means any and all notices, requests, demands, approvals and consents.

“Operating Expenses” means the total costs and expenses incurred, or sums paid, by Landlord in the ownership, operation, Maintenance and management of the Premises, the Building and the portion of the remainder of the Project allocable to the Building, including, but not limited to: (1) the charges for any utilities paid by Landlord pursuant to the “Utilities” Section of this Lease; (2) Landlord’s cost to Maintain the Premises, the Building and the portion of the remainder of the Project allocable to the Building, as set forth in “Repairs and Maintenance” Section of this Lease, including, but not limited to: (i) the non-structural portions of the improvements and roof; (ii) life safety systems; (iii) utility lines to the point of connection into the Premises or any other tenant’s leased premises; (iv) Systems not exclusively serving the Premises or any other tenant’s leased premises; and (v) the Common Areas, including, if applicable, driveways, sidewalks, parking, loading and landscaped areas, irrigation systems, storm water facilities and detention ponds; (3) Landlord’s costs for snow and ice removal, exterior pest control, exterior window cleaning, and the operation and Maintenance of exterior stair systems and sanitary lift stations; (4) the costs relating to the insurance maintained by Landlord as described in the “Insurance” Section of this Lease, including, without limitation, Landlord's cost of any deductible or self-insurance retention; (5) costs of capital improvements or capital replacements made to or acquired for the Premises, Building, and the portion of the remainder of the Project allocable to the Building, which capital costs, or an allocable portion thereof, shall be amortized over the period determined by Landlord, together with interest on the unamortized balance at 8%; (6) assessments, association fees and all other costs assessed or charged under the CC&Rs, if any, that are attributable to the Premises, the Building and/or the portion of the remainder of the Project allocable to the Building in connection with any property owners or maintenance association or operator; (7) the cost to service and maintain the HVAC System; (8) the wages, salaries, and benefits of persons (excluding executive personnel of Landlord or manager and personnel to the extent engaged in the development and/or leasing of the Premises, the Building and/or the portion of the remainder of the Project allocable to the Building) who provide management, repair, maintenance or access control, operational support, bookkeeping and accounting, and related services to the Premises, Building, and/or the Project; and (9) the cost of equipment, tools and materials used in connection with any of the foregoing, including accounting and/or property management software licenses. In addition, the Operating Expense to be allocated to Tenant under this Lease shall include a management fee equal to 5% of the Base Rent and Additional Rent for the Project to reimburse Landlord for expenses incurred to any third party or affiliate management company and/or for administration of the Project provided by Landlord. With respect to any Project with multiple buildings, Landlord will apportion among the Building and any other buildings at the Project any of the foregoing expenses not directly related to a particular building at the Project based on the relative rentable square feet of each.

Operating Expenses shall not include:

a.	repairs to the extent covered by insurance proceeds that are actually received by Landlord, or paid by Tenant or other third parties;
b.	alterations solely attributable to tenants of the Project other than Tenant;
c.	financing and refinancing costs (except as provided above), interest on debt or amortization payments on any mortgage, or rental under any ground or underlying lease;l

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d.	easing commissions, advertising expenses, tenant improvements or other costs directly related to the leasing of the Project;
e.	the cost to Maintain the structural portions of the roof (i.e., joists and decking) and structural portion of exterior walls as set forth in the “Repair and Maintenance” Section of this Lease.
f.	fines or penalties resulting from any violations of Applicable Laws, negligence or willful misconduct of Landlord or its employees, agents or contractors;
g.	advertising and promotional expenses;
h.	Landlord’s charitable and political contributions;
i.	ground lease rental;
j.	costs of services or benefits made available to other tenants of the Building or Project but not to Tenant;
k.	any expense for which Landlord has received actual reimbursement from a third party (other than from a tenant of the Project pursuant to its lease);
l.	costs of curing defects in design or original construction of the Project;
m.	costs that Landlord is entitled to recover under a warranty, unless Landlord has not received payment under such warranty and it would not be fiscally prudent to pursue legal action to recover collect on such warranty;
n.	reserves not spent by Landlord by the end of the calendar year for which Operating Expenses are paid;
o.	bad debt expenses;
p.	costs of cleaning up “hazardous materials” contamination not caused or made worse by a Tenant Party, except as related to the general repair, operation and maintenance of the Project;
q.	wages, salaries, fees or fringe benefits (“Labor Costs”) paid to Landlord personnel above the level of general manager or property manager (provided, however, that if such individuals provide services directly related to the operation, maintenance or ownership of the Project that, if provided directly by a general manager or property manager or his or her general support staff, would normally be chargeable as an operating expense of a comparable industrial building, then the Labor Costs of such individuals may be included in Operating Expenses to the extent of the percentage of their time that is spent providing such services to the Project);
r.	key person and other life insurance, long-term disability insurance and health, accident and sickness insurance, except only for group plans providing reasonable benefits to persons of the grade of building manager or general manager and below who are employed and engaged in operating and managing the Project;
s.	costs associated with the operation of the business of the entity which constitutes “Landlord” (as distinguished from the costs of operating, maintaining, repairing and managing the Project) including, but not limited to, Landlord’s or Landlord’s managing agent’s general corporate overhead and general administrative expenses (other than legal documentation fees for legal documents requested by Tenant);
t.	Landlord’s entertainment expenses and travel expenses, except for those travel expenses that are necessary, reasonable and incurred in connection with Landlord’s operation and maintenance of the Project;
u.	income, capital levy, capital stock, succession, transfer, franchise, gift, estate or inheritance tax;
v.	to the extent any services (on a per square foot basis) are provided to a tenant or occupant of the Project at a level that is materially greater than the level at which such services are available to Tenant, the cost of providing such services at a level that is over and above the level available to Tenant shall be excluded from Operating Expenses; or
w.	any expense for which Landlord is reimbursed by another tenant of the Building pursuant to its lease (other than through payment of operating costs or expenses).

“Proceeding for Debt Relief” means, with respect to Tenant or any guarantor of Tenant’s obligations hereunder, a case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property.

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“Rent” means Base Rent and all Additional Rent payable under this Lease.

“Rules and Regulations” means the rules and regulations of the Project as reasonably established by Landlord from time to time.

“SNDA” means a subordination, non-disturbance and attornment agreement.

“Systems” means any electrical, mechanical, plumbing, heating, ventilating, air conditioning, sprinkler, life safety or security systems serving the Building or Project, including for avoidance of doubt the HVAC System.

“Taken” or “Taking” means acquisition by a public authority under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof.

“Taxes” means (a) all taxes, assessments, supplementary taxes, possessory interest taxes, levies, fees, exactions and other governmental charges, together with any interest, charges, and fees in connection therewith, which are assessed, levied, charged, conferred or imposed by any public authority upon the Premises, the Building, the portion of the remainder of the Project allocable to the Building, or any other improvements, fixtures, equipment or other property located at or on the Premises, the Building, or the portion of the remainder of the Project allocable to the Building, any excise, use, margin, transaction, sales or privilege taxes, assessments, levies or charges and other taxes assessed or imposed upon the rents payable to Landlord under this Lease (excluding net income taxes imposed on Landlord unless such net income taxes are in substitution for any Taxes payable hereunder), including but not limited to, gross receipts taxes, assessments for special improvement districts and building improvement districts, governmental charges, fees and assessments for police, fire, traffic mitigation or other governmental service of purported benefit to the Premises, Building, or the portion of the Project allocable to the Building, taxes and assessments levied in substitution or supplementation in whole or in part of any such taxes and assessments and the share of the Premises, Building and portion of the Project allocable to the Building of any real estate taxes and assessments under any reciprocal easement agreement, common area agreement or similar agreement as to the Premises, Building and the portion of the Project allocable to the Building, (b) all personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Premises, Building or the portion of the Project allocable to the Building, and (c) all costs and fees incurred in connection with seeking reductions in any tax liabilities described in (a) and (b), including, without limitation, any costs incurred by Landlord for compliance, review and appeal of tax liabilities. With respect to any Project with multiple buildings, Landlord will apportion among the Building and any other buildings at the Project any of the foregoing expenses not directly related to a particular building at the Project based on the relative rentable square feet of each.

“Tenant Party” or “Tenant’s Parties” means Tenant’s and Tenant’s affiliates’ employees, agents, representatives, contractors, assignees or subtenants.

“Tenant’s Property” means all fixtures, furniture, equipment (including any racking and/or telecommunications, data and/or security equipment), merchandise, inventory, and all other personal property and other contents contained within the Premises whether installed in, or brought upon, the Premises by Tenant, a Tenant Party or Tenant’s assignees, subtenants or occupants.

“Term” means the period commencing on the Lease Commencement Date and ending on the Lease Expiration Date.

“Transfer” means (i) any assignment, transfer, pledge or other encumbrance of all or a portion of Tenant’s interest in this Lease, or (ii) any sublease, license or concession of all or a portion of Tenant’s interest in the Premises. If the entity(ies) which directly or indirectly controls the voting shares/rights of Tenant (other than through the ownership of voting securities listed on a recognized securities exchange) changes at any time, such change of ownership or control shall constitute a Transfer.

“Use” means having a right to possess, use, or occupy the Premises.

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EXHIBIT B

PREMISES

The Premises occupy the space between the walls, and floor and ceiling, of the Building, as depicted below.

94'
30'-7"
31'-3"
31'-2"
1
2
RAMP UP TO DOCK HEIGHT
10'W X 10'H OH DOORS
LOAD CENTER
10'W X 10'H OH DOORS
62'-4"
SKYLIGHT
SKYLIGHT
SKYLIGHT
SKYLIGHT
MASONRY BLOCK 0-10' A.F.F CORRUGATED METAL ABOVE TO ROOF ALL EXT. WALLS
LOAD CENTER
A
188'
WALL EXHAUST FAN
DRYWALL DEMISING WALL
62'
ROOF RIDGE VENT
ROOF RIDGE VENT
ROOF RIDGE VENT
ROOF RIDGE VENT
WALL EXHAUST FAN
WATER HEATER
B
PASS-THRU WINDOW
LOAD CENTER
62'-2"
PASS-THRU WINDOW
PHONE BOARD

4225 SW 34TH STREET- FLOOR PLAN

NOT TO SCALE

APPROXIMATELY 17,000 SQUARE FEET
APPROX. 5,687 SQ. FT. OF OFFICE
COLUMN SPACING VARIES

Cad Com Pro, LLC
(727) 432-8308

NOTE: DIMENSIONS ARE TO THE NEAREST INCH

33RD #3

REV. OCTOBER 10, 2011

Tenant has the right to the following use of Common Areas: the parking areas to the extent specifically set forth in this Lease and reasonable use of the driveways, sidewalks, and loading areas to gain access to the Premises, and the landscaped areas of the Project, subject to the Rules and Regulations set forth by Landlord from time to time.

Unless otherwise noted, Tenant’s right to use of Common Areas (a) is not exclusive and (b) shall be at all times subject to Landlord’s policies.

[remainder of page left blank]

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EXHIBIT C

RULES AND REGULATIONS

Capitalized terms used but not defined herein shall have the meanings given in Tenant’s Lease.

1. Tenant will use the Premises in a careful, safe and proper manner and will not commit waste, overload the floor or structure or otherwise damage the Premises or Building. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise, or vibrations to emanate from the Premises, or take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord, Landlord’s performance of its obligations under the Lease or other leases with other tenants, or other tenants in the Building or Project. Tenant shall occupy the Premises in compliance with all Applicable Laws for the Premises or Project.

2. Tenant shall not impair in any way the fire safety system and shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord, any governmental agency or any insurance company insuring the Project, including without limitation the insurer’s fire protection impairment procedures. No person shall go on the roof without Landlord’s prior written permission.

3. Skylights, windows, doors and transoms shall not be covered or obstructed by Tenant, and Tenant shall not install any window covering which would affect the exterior appearance of the Building.

4. No antenna, aerial, discs, dishes or other such device shall be erected on the roof or exterior walls of the Premises, or on the grounds, without the written consent of the Landlord in each instance. Any device so installed without such written consent shall be subject to removal by Tenant, at Tenant’s sole cost and expense, without notice at any time. Tenant, at its sole cost and expense, shall repair any damage resulting from such removal and shall restore the Project to good order and condition.

5. No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of the Landlord.

6. The outside areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by the Tenant, including Tenant inventory, to the satisfaction of Landlord, and Tenant shall not place or permit any obstruction or materials in such areas or permit any work to be performed outside the Premises.

7. No open storage or auctions shall be permitted in the Project.

8. All garbage and refuse shall be placed in containers placed at the location designated for refuse collection, in the manner specified by Landlord. If Landlord consents to Tenant placing other containers, storage devices, construction dumpsters or similar vessels in the Project, Tenant must place plywood or other protective material under such items to protect the pavement or asphalt.

9. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

10. Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Common Areas, unless a portion of the Common Areas have been declared a designated smoking area by Landlord, nor shall the above parties allow smoke from the Premises to emanate into the Common Areas or any other part of the Project. Landlord shall have the right to designate the Project or Building (including the Premises) as a non-smoking building.

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11. Unless otherwise directed by Landlord, Tenant shall have the right to park in common with other tenants of the Project in those areas designated by Landlord for non-reserved parking. Tenant shall comply with all parking regulations promulgated by Landlord from time to time for the orderly use of the vehicle parking area. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties. The parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles, SUVs or pick-up trucks (“Permitted Size Vehicles”). No vehicle or equipment shall remain upon the Common Area longer than 72 hours. Parked vehicles shall not be used for vending or any other business or other activity while parked in the parking areas. Tenant may store overnight in the normal course of its business one operative tractor/trailer or truck for each dock high loading position exclusive to the Premises, if any, provided this overnight storage does not interfere with other tenant’s use of the Building or Project. Vehicles other than Permitted Size Vehicles shall otherwise be parked and loaded or unloaded as directed by Landlord. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant’s employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described in this Section, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord. No vehicle or equipment of any kind shall be dismantled or repaired or serviced on the Common Area. All vehicles entering or parking in the parking areas shall do so at owner’s sole risk and Landlord assumes no responsibility for any damage, destruction, vandalism or theft.

12. Tenant shall not use or keep on the Project or Premises (i) any matter having an offensive odor or which may negatively affect the indoor air quality of the Building, (ii) any explosive or highly flammable material (including any fuel source not provided by Landlord), except in connection with any Permitted Use, and then only as permitted by Applicable Laws, or (iii) any form of hemp or marijuana or ingredient thereof (e.g., THC or CBD) or any product containing same; nor shall any animals other than handicap assistance dogs in the company of their handlers be brought into or kept in or about the Project.

13. Tenant assumes all responsibility for protecting the Premises from theft and vandalism; provided, however, Tenant shall not install additional locks upon any door of the Premises or permit any duplicate keys to be made, or retain any keys upon the Lease Expiration Date.

14. Tenant shall cause all Tenant Parties to comply with these Rules and Regulations.

15. Landlord shall not be responsible or liable to Tenant for the non-performance of any other tenant or occupant of the Building or Project of the Rules and Regulations or for any interference or disturbance of Tenant by any other tenant or occupant.

16. Landlord reserves the right to make such amendments to these Rules and Regulations from time to time that are not inconsistent with the Lease and do not otherwise materially increase Tenant’s obligations or materially decrease Tenant’s rights.

17. In the event of any conflict between the Lease and the Rules and Regulations, the Lease shall control.

18. The Rules and Regulations shall be enforced in a non-discriminatory manner.

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EXHIBIT D

LANDLORD PAYMENT INSTRUCTIONS

Tenant must before, or promptly after, the Lease Commencement Date register with Landlord’s tenant/customer portal as indicated below. Tenant hereby consents to receive any written or other notice under this Lease through the tenant/customer portal.

Tenant agrees to make any payments required under this Lease by one of the following methodologies:

1.	Through the tenant/customer portal.
2.	By wire.
3.	By check.
4.	By ACH.

Landlord will provide tenant/customer portal enrollment instructions, address for payment of Rent by check, and ACH/wire instructions for payment of Rent by ACH/wire in a separate “welcome package” or other communication.

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EXHIBIT E

MINIMUM SERVICE CONTRACT REQUIREMENTS

Service Contract. The Service Contract for the HVAC System required under the Lease must become effective within 30 days of Tenant’s occupancy of the Premises, and service visits must be performed on at least a quarterly basis unless otherwise agreed in writing by Landlord. The maintenance contract must include the following services:

1.	Adjust belt tension;
2.	Lubricate all moving parts, as necessary;
3.	Inspect and adjust all temperature and safety controls;
4.	Check refrigeration system for leaks and operation;
5.	Check refrigeration system for moisture;
6.	Inspect compressor oil level and crank case heaters;
7.	Check head pressure, suction pressure and oil pressure;
8.	Inspect air filters and replace when necessary;
9.	Check space conditions;
10.	Check condensate drains and drain pans and clean, if necessary;
11.	Inspect and adjust all valves;
12.	Check and adjust dampers; and
13.	Run machine through complete cycle.

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EXHIBIT F

MOVE OUT CONDITIONS

Notwithstanding anything to the contrary in this Lease, Tenant is obligated to check and address prior to move-out of the Premises the following items. The following list is designed to assist Tenant in the move- out procedures but is not intended to be all inclusive.

1. All lighting is to be placed into good working order, including, without limitation, replacement of bulbs, ballasts and lenses consistent with existing lighting, as needed.

2. All truck doors, dock levelers and pedestrian doors, are to be serviced and placed in good operating order. This includes the necessary replacement of any dented truck door panels and adjustment of door tension to insure proper operation. All door panels which are replaced are to be painted to match the Building standard.

3. All columns in the Premises are to be inspected for damage and Tenant shall be responsible for repairs to such structural columns resulting from damage caused by or attributable to Tenant and/or Tenant’s Parties.

4. HVAC Systems, including without limitation, warehouse heaters, industrial fans, exhaust and ventilation systems, air rotation units, and infrared tube heaters (if applicable), are to be placed in good working order, including the necessary replacement of any parts to return the HVAC System to a well- maintained condition. Upon move-out, at Tenant’s sole cost and expense, Landlord will have an exit inspection performed by a certified mechanical contractor to determine the condition of the HVAC System.

5. All holes in the sheetrock walls of the Premises are to be repaired/painted prior to move-out, and all striping and markings on floor (including the warehouse floor) are to be removed in their entirety in a manner so as not to detrimentally affect the slab, which such removal methods and/or processes shall be subject to Landlord’s prior approval thereof (such approval not to be unreasonably withheld, conditioned or delayed).

6. The carpets and tiles are to be in a clean condition and not have any holes or chips in them. Landlord will accept reasonable wear and tear on these items provided they appear to be in a maintained condition.

7. The Premises is to be returned in a clean condition, including the cleaning of the offices, coffee bar, restroom areas, windows and other portions of the Premises.

8. The warehouse area of the Premises is to be in broom clean condition, free of debris and cobwebs, with all inventory and racking removed. There are to be no protrusion of anchors or bolts from the warehouse floor. All bolts, anchors or other devices used to attach or affix Tenant’s trade fixtures are to be removed, subject to Landlord’s prior written approval. If machinery/equipment is removed, the electrical lines are to be properly terminated at the nearest junction box.

9. All exterior windows with cracks or breakage are to be replaced, and all damaged window mullions are to be repaired or replaced, as necessary.

10. Tenant shall provide to Landlord the keys and passcodes for all locks on the Premises, including front doors, rear doors, and interior doors.

11. Except as otherwise agreed to in writing, it is expressly agreed that any and all telephonic, coaxial, ethernet, or other data, computer, word-processing, facsimile, cabling, or electronic wiring installed by Tenant in, on or about the Premises, including all lines above the office ceiling (collectively, “Wiring”) is to be removed in its entirety, at Tenant's sole cost and expense. Tenant shall be responsible for any and all damages to the Premises caused by such removal.

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12. All electrical systems are to be left in a safe condition that conforms to Applicable Laws. Bare wires and dangerous installations are to be corrected prior to move-out.

13. All plumbing fixtures are to be in good working order, including the water heater. Faucets and toilets are to be leak-free. Any sump pumps in the truck well shall be free of debris and operational.

14. All dock bumpers must be left in place and well secured.

15. All Tenant exterior and interior signs shall be removed and at a minimum, the wall surface shall be restored and painted to match the existing color, it being expressly understood that Tenant shall be responsible for any and all damages to the Premises, the Building or the Project caused by such signage removal.

16. All waste containers placed in or about the Premises or the Project by Tenant (including in the dock areas of the Premises) shall be removed and the areas related thereto returned in a clean and sanitary condition, free of debris.

17. Any and all roof penetrations shall be resealed in a watertight condition.

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EXHIBIT G

STATE LAW ADDENDUM

Notwithstanding anything in this Lease to the contrary:

1.	The following notification is provided under Section 404.056(5), Florida Statutes: “Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department.”

2.	Unless Tenant has tax exempt status and its rental of the Premises is not subject to tax and Tenant provides Landlord with all documentation required by Landlord from time to time to verify such tax exemption (including, without limitation an exemption certificate as provided by Rule 12A- 1.038 of the Florida Administrative Code), Tenant shall pay to Landlord any sales, use, or other tax (excluding Federal or State income, margin, inheritance, corporate, franchise and estate taxes) now or hereafter imposed upon the Rent or any other sums due under this Lease or otherwise payable in connection with this Lease. Such tax payments on monthly payments of Base Rent and additional rent shall be paid by Tenant concurrently with such payments and all other sales tax or other tax payments due in connection with this Lease shall be payable by Tenant upon demand by Landlord. For the avoidance of doubt, the taxes referenced in this Section 2 shall be paid by Tenant to Landlord in addition to payments of Estimated Expenses under the Lease, rather than being included in the definition of Estimated Expenses. Tenant shall indemnify, defend and hold Landlord harmless from and against any fines, penalties, damages, losses, claims and expenses arising out of any failure of Tenant to pay any applicable taxes assessed in connection with this Lease (excluding Federal or State income taxes), which obligation shall survive the expiration or termination of this Lease.

3.	The interest of Landlord in the Premises shall not be subject in any way to any liens, including construction liens, for any Alterations made by or on behalf of Tenant (other than any Alterations made by Landlord or its contractor). This exculpation is made with express reference to Section 713.10, Florida Statutes. Tenant shall notify every contractor making improvements to the Premises that the interest of the Landlord in the Premises shall not be subject to liens. If any lien is filed against the Premises for work or materials claimed to have been furnished to Tenant, Tenant shall cause it to be discharged of record or properly transferred to a bond under Section 713.24, Florida Statutes, within ten days after notice to Tenant.

4.	In connection with any Alterations done by or on behalf of Tenant, including any Tenant Work, Tenant shall comply, and cause its contractors to comply, in all respects with Chapter 713, F.S., including but not limited to: (i) filing a notice of commencement in the Public Records of County where the Building is located prior to the commencement of any such Alterations, which notice of commencement shall, among other things, specifically identify the “owner’s interest” as Tenant’s leasehold estate rather than Landlord’s fee interest; (ii) obtaining all applicable contractor’s affidavits and lien waivers (and providing copies same to Landlord); (iii) obtaining final inspections and approvals of all Alterations done by or on behalf of Tenant, by the applicable governmental agencies having jurisdiction over such Alterations, and closing out all open permits associated therewith; and (iv) filing a notice of termination of the notice of commencement promptly upon completion of such Alterations.

5.	All references in this Lease to attorneys' fees shall be deemed to include all reasonable attorney's fees, legal assistants' and paralegals' fees, and shall include all reasonably fees incurred through all post-judgment and appellate levels and in connection with collection, bankruptcy and similar proceedings. The amount of any judgment shall earn interest at the Applicable Interest Rate.

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EXHIBIT H

TENANT WORK

1. Tenant Work; Completion by Tenant; Allowance.

(a) Tenant and its contractor(s), at Tenant’s sole cost and expense, shall complete improvements to the Premises (the “Tenant Work”) in accordance with the plans and specifications to be prepared by Tenant and approved, in writing, by Landlord (the “Plans & Specs”), such approval not to be unreasonably withheld, conditioned or delayed. The Tenant Work shall constitute Alterations for all purposes under the Lease, and Tenant shall comply with the terms of the “Alterations; Liens” Section of the Lease in performing the Tenant Work. Any approval by Landlord of the Tenant Work or the Plans & Specs shall not be a representation or warranty of Landlord that the Tenant Work or such documents are adequate for any use or comply with applicable insurance requirements, but shall merely be the consent of Landlord thereto. Tenant shall be responsible for all elements of the design of the Tenant Work (including without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of the Tenant’s Property). Tenant Work shall be performed in such a manner and at such times as do not to interfere with the operation of the Building, and/or the occupancy thereof by other tenants. Tenant shall expeditiously, diligently and in good faith use its best efforts to cause the Tenant Work to be commenced promptly after the date of the Lease and to be completed promptly after the commencement thereof. Any warranties from Tenant’s contractor(s) shall be for the benefit of Landlord as well as Tenant and Tenant shall deliver such warranties to Landlord upon receipt. Prior to commencing the Tenant Work (i) Tenant shall deliver to Landlord the Plans & Specs for the Tenant Work for Landlord’s prior written approval, (ii) Tenant shall obtain Landlord’s approval of all contractors performing the Tenant Work, (iii) Tenant shall deliver to Landlord any governmental permit required for the Tenant Work, and (iv) Tenant shall require any contractor performing the Tenant Work to obtain and maintain the insurance coverages required by Landlord. Tenant shall cause the Tenant Work to be performed in a good, workmanlike and lien free manner in accordance with the Plans & Specs approved by Landlord and all Applicable Laws.

(b) Provided Tenant is not then in default under the Lease, within 90 days after the later of (a) the Lease Commencement Date, or (b) the date of Landlord’s receipt of all of the Tenant Deliverables (as herein defined), Landlord shall reimburse Tenant for the cost therefor in an amount (the “Allowance”) equal to the lesser of (i) $60,000.00, or (ii) the reasonable, documented and out-of-pocket costs actually incurred by Tenant in connection with the construction of the Tenant Work (the “Tenant’s Cost”), provided Landlord will not reimburse for any furniture or equipment. For purposes hereof, the “Tenant Deliverables” shall mean: (1) bona fide, third-party invoices for the actual, out-of-pocket costs of constructing the Tenant Work; (2) full and final waivers of lien from all persons performing work or supplying or fabricating materials in connection with the Tenant Work fully executed and in recordable form; and (3) as-built plans of the Tenant Work. Landlord shall have no further obligations to pay for any costs incurred in connection with the Tenant Work. No reimbursement of the Allowance (hereinafter defined) shall be made by Landlord until Tenant has first paid to, as applicable, the general contractor, architects, engineers, and other consultants, from Tenant’s own funds (and provided reasonable evidence thereof to Landlord) the anticipated amount by which the Tenant’s Cost exceeds the amount of the Allowance. Notwithstanding the foregoing, subject to delays for Force Majeure, if, on or before October 31, 2025, all Tenant Deliverables have not been submitted to Landlord then this subsection (b) shall be deemed terminated and of no further force or effect and Landlord shall have no obligation to reimburse Tenant as set forth herein.

(c) Tenant shall indemnify, protect, defend (by counsel acceptable to Landlord) and hold harmless Landlord and the Indemnitees from and against Losses, which may be imposed upon, incurred or suffered by or asserted against Landlord or any of the Indemnitees at any time prior to, during or after the Term arising out of or in connection with the Tenant Work, except to the extent caused by Landlord’s gross negligence or willful misconduct. The obligations of Tenant under this Section shall survive the Lease Expiration Date.

2. Landlord Approval of Certain Work/Parties.

Landlord hereby approves Tenant’s use of Mark Abbott as general contractor for the Tenant Work and ToolBox Drafting as architect for the Tenant Work.

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Subject to Landlord’s review and approval of the final Plans & Specs and all Applicable Laws, Landlord hereby approves Tenant approving the following work as part of the Tenant Work:

Painting	-	Repainting of the office pod to Tenant specified colors within the images below.

Office Improvements	-	Certain walls within the office pod to be demolished to create a more open workspace per the images below.

	-	All bathrooms to be deep cleaned and sanitized with all plumbing, fixtures, and hardware functioning in proper working order.

Flooring	-	New commercial vinyl tiles to be installed within a portion of the office pod per the images below.

Warehouse	-	Warehouse to be scrubbed and clean.

	-	Lighting throughout the warehouse to be put into good working order.

	-	One (1) big ass fan to be installed or otherwise put in proper working order within the warehouse.

Electrical System	-	Upgrade the electrical System serving the Premises to add an additional 400 amps of electrical service to the Premises.

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36

EXHIBIT I

OPTION TO RENEW

1. Option to Renew.

(a) Provided that no ongoing Event of Default exists at the time that Tenant exercises the Extension Option (as hereinafter defined), Tenant shall have the right and option (the “Extension Option”) to extend the Term of this Lease for up to one (1) additional period of 60 months (“Extension Period”), exercisable by giving Landlord prior written notice, (i) no earlier than 15 months and (ii) no later than 9 months prior to the Lease Expiration Date, of Tenant’s election to extend the Term; it being agreed that time is of the essence and that this option is personal to Tenant and is non-transferable to any assignee or sublessee (regardless of whether any such assignment or sublease was made with or without Landlord’s consent) or other party.

(b) Such Extension Period shall be under the same terms and conditions as provided in the Lease except as follows:

(i) the Extension Period shall begin on the day after the initial Lease Expiration Date and thereafter the Lease Expiration Date shall be deemed to be the last day of the Extension Period;

(ii) there shall be no further options to extend other than as set forth in paragraph (a) above; and

(iii) the Base Rent for the first year of the Extension Period shall be equal to the fair market rental value of the Premises (collectively, the “FMR”) as of the date on which the Extension Option shall commence.

(iv) the Base Rent for each year after the first year of the Extension Period shall be equal to the Base Rent payable during the preceding year, increased by the fair market value annual escalations of Base Rent (as determined by Landlord).

(v) For avoidance of doubt, Landlord may update and charge Estimated Expenses as provided for in the Lease.

(c) In determining the FMR, Landlord shall take into account and make appropriate adjustments to reflect current market terms, conditions and concessions for similar renewal transactions in similar industrial buildings that are then generally available in the market where the Premises are located, including any other renewal transactions (and taking into account whether such terms, conditions and concessions are being made available by Landlord) as of the date Tenant exercises its Extension Option. Within 15 days after Landlord receives notice of Tenant’s exercise of the Extension Option, Landlord will give notice to Tenant (the “FMR Notice”) of Landlord’s opinion of the FMR and comparing the FMR to the Base Rent payable in the immediately preceding Lease Year. If Tenant does not respond to the FMR Notice within 15 days after delivery, Landlord’s opinion of the FMR shall be deemed accepted as the Base Rent due for the first year of the Extension Period. If, during such 15-day period, Tenant gives Landlord notice that Tenant contests Landlord’s determination of the FMR (an “Objection Notice”), which notice must contain therein Tenant’s opinion of the FMR, the parties will attempt to arrive at a mutually agreeable FMR. If, within 15 days after Landlord’s receipt of the Objection Notice the parties have not agreed on the FMR, then Tenant’s option to extend the Term of the Lease shall be deemed not to have been exercised, and, thereafter, shall be void.

(d) If Tenant is entitled to and validly exercises the Extension Option, Landlord shall prepare an amendment (the “Extension Amendment”) to reflect changes in the Base Rent, Term, Lease Expiration Date and other appropriate terms. The Extension Amendment shall be executed by Tenant and returned to Landlord within 30 days after the Extension Amendment is delivered to Tenant by Landlord. Notwithstanding the foregoing, an otherwise valid exercise of the Extension Option shall be fully effective whether or not the Extension Amendment is executed.

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EXHIBIT "J"

PERMITTED MATERIALS

Safety Data Sheet

Henkel

Revision Number: 002.0

Issue date: 05/23/2025

1. IDENTIFICATION

Product name: LOCTITE AA 3510
Product type/ Recommended use: Anaerobic Adhesive
Restriction of Use: None identified
Company address:
Henkel Corporation
One Henkel Way
Rocky Hill, Connecticut 06067

IDH number: 2927804
Region: United States
Contact information:
Telephone: +1 (860) 571-5100
MEDICAL EMERGENCY Phone: Poison Control Center
1-877-671-4608 (toll free) or 1-303-592-1711
TRANSPORT EMERGENCY Phone: CHEMTREC
1-800-424-9300 (toll free) or 1-703-527-3887
Internet: www.henkelna.com

2. HAZARDS IDENTIFICATION

EMERGENCY OVERVIEW	
WARNING:	H315 - CAUSES SKIN IRRITATION. H317 - MAY CAUSE AN ALLERGIC SKIN REACTION. H319 - CAUSES SERIOUS EYE IRRITATION. H351 - SUSPECTED OF CAUSING CANCER.

HAZARD CLASS	HAZARD CATEGORY
SKIN IRRITATION	2
EYE IRRITATION	2A
SKIN SENSITIZATION	1
CARCINOGENICITY	2

PICTOGRAM(S)

Precautionary Statements

Prevention:
P201 - Obtain special instructions before use.
P202 - Do not handle until all safety precautions have been read and understood.
P261 - Avoid breathing mist/vapours.
P264 - Wash affected area thoroughly after handling.
P272 - Contaminated work clothing should not be allowed out of the workplace.
P280 - Wear protective gloves, clothing, eye and face protection.

Response:
P302+P352 - IF ON SKIN: Wash with plenty of water.
P305+P351+P338 - IF IN EYES: Rinse cautiously with water for several minutes. Remove contact lenses, if present and easy to do. Continue rinsing.
P308+P313 - IF exposed or concerned: Get medical attention.
P333+P313 - If skin irritation or rash occurs: Get medical attention.
P337+P313 - If eye irritation persists: Get medical attention.
P362+P364 - Take off contaminated clothing and wash it before reuse.

Storage:
P405 - Store locked up.

Disposal:
P501 - Dispose of contents and/or container according to Federal, State/Provincial and local governmental regulations.

IDH number: 2927804
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Product name: LOCTITE AA 3510

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Other hazards Not available.

Classification complies with OSHA Hazard Communication Standard (29 CFR 1910.1200) and is consistent with the provisions of the United Nations Globally Harmonized System of Classification and Labeling of Chemicals (GHS).

See Section 11 for additional toxicological information.

3. COMPOSITION / INFORMATION ON INGREDIENTS

Hazardous Component(s)	CAS Number	Weight %*
Hydroxyalkyl methacrylate	Proprietary	30 - 60
High boiling methacrylate	Proprietary	5 - 10
Acrylic acid	79-10-7	1 - 5
Hydroxyalkyl methacrylate	27813-02-1	1 - 5
Tert-butyl perbenzoate	614-45-9	0.1 - 1
1-Acetyl-2-phenylhydrazine	114-83-0	0.1 - 1
ethylene dimethacrylate	97-90-5	0.1 - 1

* Exact percentages may vary or are trade secret. Concentration range is provided to assist users in providing appropriate protections.

4. FIRST AID MEASURES

First Aid Measures by likely routes of exposure

Inhalation: Move to fresh air. If not breathing, give artificial respiration. If breathing is difficult, give oxygen. Get medical attention.

Skin contact: Immediately flush skin with plenty of water (using soap, if available). Remove contaminated clothing and footwear. Wash clothing before reuse. Get medical attention.

Eye contact: Rinse immediately with plenty of water, also under the eyelids, for at least 15 minutes. Get medical attention.

Ingestion: DO NOT induce vomiting unless directed to do so by medical personnel. Never give anything by mouth to an unconscious person. Get medical attention.

Most important symptoms and effects (acute and delayed): The most important known symptoms and effects, both acute and delayed, are described in Section 11: Toxicological Information.

Indication of any immediate medical attention / special treatment needed: Not available.

5. FIRE FIGHTING MEASURES

Extinguishing media: Water spray (fog), foam, dry chemical or carbon dioxide.

Improper extinguishing agents: Not available.

Special firefighting procedures: Wear self-contained breathing apparatus and full protective clothing, such as turn-out gear. In case of fire, keep containers cool with water spray.

Unusual fire or explosion hazards: Uncontrolled polymerization may occur at high temperatures resulting in explosions or rupture of storage containers.

Hazardous combustion products: Irritating organic vapours. Oxides of carbon.

6. ACCIDENTAL RELEASE MEASURES

Use personal protection recommended in Section 8, isolate the hazard area and deny entry to unnecessary and unprotected personnel.

Environmental precautions: Do not allow product to enter sewer or waterways.

IDH number: 2927804 Product name: LOCTITE AA 3510
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Clean-up methods: Remove all sources of ignition. Evacuate and ventilate spill area; dike spill to prevent entry into water system; wear full protective equipment during clean-up. Soak up with inert absorbent material (e.g. sand, silica gel, acid binder, universal binder, sawdust). Scrape up as much material as possible. Store in a partly filled, closed container until disposal. Refer to Section 8 "Exposure Controls / Personal Protection" prior to clean up.

7. HANDLING AND STORAGE

Handling: Use only with adequate ventilation. Prevent contact with eyes, skin and clothing. Do not breathe vapor and mist. Wash thoroughly after handling. Keep container closed. Refer to Section 8.

Storage: For safe storage, store at or below 21 °C (69.8 °F)
Keep in a cool, well ventilated area away from heat, sparks and open flame.
Keep container tightly closed until ready for use.

Shelf Life Statement: Not available.

8. EXPOSURE CONTROLS / PERSONAL PROTECTION

Employers should complete an assessment of all workplaces to determine the need for, and selection of, proper exposure controls and protective equipment for each task performed.

Hazardous Component(s)	ACGIH TLV	OSHA PEL	AIHA WEEL	OTHER
Acrylic acid	2 ppm TWA (SKIN)	None	None	1 ppm TWA 3 ppm STEL (SKIN)
Hydroxyalkyl methacrylate	None	None	None	1 ppm TWA 3 ppm STEL

Engineering controls: Provide adequate local exhaust ventilation to maintain worker exposure below exposure limits.

Respiratory protection: Use NIOSH approved respirator if there is potential to exceed exposure limit(s).

Eye/face protection: Safety goggles or safety glasses with side shields. Full face protection should be used if the potential for splashing or spraying of product exists. Safety showers and eye wash stations should be available.

Skin protection: Use chemical resistant, impermeable clothing including gloves and either an apron or body suit to prevent skin contact. Neoprene gloves.

9. PHYSICAL AND CHEMICAL PROPERTIES

Physical state:	Liquid
Color:	Amber to yellowish
Odor:	Mild, Acrylic
Odor threshold:	Not available.
pH:	Not applicable, Product is non-soluble (in water).
Vapor pressure:	64 hPa (20 °C (68°F))
Boiling point/range:	> 100 °C (> 212°F)no method / method unknown
Melting point/ range:	Not applicable, Product is a liquid
Density/Relative density:	1.05 - 1.1 at 20 °C (68°F)
Relative vapor density:	> 1 20 °C
Flash point:	> 100 °C (> 212°F)
Flammable/Explosive limits - lower:	Not available.
Flammable/Explosive limits - upper:	Not available.
Autoignition temperature:	Not available.
Flammability:	The product is not flammable.
Evaporation rate:	Not available.
Solubility:	Not miscible or difficult to mix Water
Partition coefficient n-octanol/water (logarithmic value):	Not available.
VOC content:	< 3 %
Dynamic viscosity:	300 - 700 mPa.s
Kinematic viscosity:	> 20.5 mm2/s
Particle characteristics:	Not applicable, Product is a liquid
Decomposition temperature:	Not available.

IDH number: 2927804 Product name: LOCTITE AA 3510
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10. STABILITY AND REACTIVITY

Stability:	Stable under normal conditions of storage and use.
Hazardous reactions:	None under normal processing. Polymerization may occur at elevated temperature or in the presence of incompatible materials.
Hazardous decomposition products:	Oxides of carbon. Irritating organic vapours.
Incompatible materials:	Strong acids and strong bases. Other polymerization initiators. Free radical initiators. Strong oxidizing agents. Amines, strong alkalies
Reactivity:	Not available.
Conditions to avoid:	Elevated temperatures. Heat, flames, sparks and other sources of ignition. Store away from incompatible materials.

11. TOXICOLOGICAL INFORMATION

Likely routes of exposure:	Skin, Inhalation, Eyes, Ingestion

IDH number: 2927804
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Product name: LOCTITE AA 3510

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Potential Health Effects/Symptoms

Inhalation: Inhalation of vapors or mists of the product may be irritating to the respiratory system.
Skin contact: Causes skin irritation. May cause allergic skin reaction.
Eye contact: Causes serious eye irritation.
Ingestion: May cause gastrointestinal tract irritation if swallowed.

Hazardous Component(s)	LD50s and LC50s
Hydroxyalkyl methacrylate	Oral LD50 (Rat) = 11.2 g/kg Oral LD50 (Rat) = 5,050 mg/kg
High boiling methacrylate	None
Acrylic acid	Oral LD50 (Rat) = 33.5 mg/kg Oral LD50 (Mouse) = 2,400 mg/kg Oral LD50 (Rat) = 2.5 g/kg Oral LD50 (Rat) = 193 mg/kg Oral LD50 (Rat) = 1,250 mg/kg Inhalation LC50 (Rat, 4 h) = 3.6 mg/l Inhalation LC50 (Rat, 4 h) = > 3.9 - < 4.8 mg/l Inhalation LC50 (Rat, 4 h) = > 5.1 mg/l
Hydroxyalkyl methacrylate	None
Tert-butyl perbenzoate	Inhalation LC50 (Rat, 4 h) = > 0.26 mg/l
1-Acetyl-2-phenylhydrazine	Oral LD50 (Mouse) = 270 mg/kg
ethylene dimethacrylate	None

Hazardous Component(s)	Immediate Health Effects	Delayed Health Effects	Chronic Health Effects
Hydroxyalkyl methacrylate	Irritant	Allergen	
High boiling methacrylate	Irritant	Allergen	
Acrylic acid	Corrosive Irritant	Allergen	Kidney Liver
Hydroxyalkyl methacrylate	Irritant	Allergen	
Tert-butyl perbenzoate	Irritant		Central nervous system Mutagen
1-Acetyl-2-phenylhydrazine		Allergen	Blood Kidney Mutagen Some evidence of carcinogenicity
ethylene dimethacrylate	Irritant	Allergen	Kidney Liver Nervous System Respiratory

Hazardous Component(s)	NTP Carcinogen	IARC Carcinogen	OSHA Carcinogen (Specifically Regulated)
Hydroxyalkyl methacrylate	No	No	No
High boiling methacrylate	No	No	No
Acrylic acid	No	No	No
Hydroxyalkyl methacrylate	No	No	No
Tert-butyl perbenzoate	No	No	No
1-Acetyl-2-phenylhydrazine	No	No	No
ethylene dimethacrylate	No	No	No

12. ECOLOGICAL INFORMATION

Ecological information: Not available.

13. DISPOSAL CONSIDERATIONS

Information provided is for unused product only.

Recommended method of disposal: Follow all local, state, federal and provincial regulations for disposal.

14. TRANSPORT INFORMATION

The transport information provided in this section only applies to the material/formulation itself, and is not specific to any packaging.

U.S. Department of Transportation Ground (49 CFR)

IDH number: 2927804 Product name: LOCTITE AA 3510
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Proper shipping name:	Not regulated
Hazard class or division:	None
Identification number:	None
Packing group:	None

International Air Transportation (ICAO/IATA)

Proper shipping name:	Not regulated
Hazard class or division:	None
Identification number:	None
Packing group:	None

Water Transportation (IMO/IMDG)

Proper shipping name:	Not regulated
Hazard class or division:	None
Identification number:	None
Packing group:	None

15. REGULATORY INFORMATION

United States Regulatory Information

TSCA 8 (b) Inventory Status:	All components are listed as active or are exempt from listing on the Toxic Substances Control Act (TSCA) inventory.
TSCA 12 (b) Export Notification:	None above reporting de minimis
CERCLA/SARA Section 302 EHS:	None above reporting de minimis.
CERCLA/SARA Section 311/312:	Please refer to the GHS classification in Section 2
CERCLA/SARA Section 313:	This product contains the following toxic chemicals subject to the reporting requirements of section 313 of the Emergency Planning and Community Right-To-Know Act of 1986 (40 CFR 372). Acrylic acid (CAS# 79-10-7).
California Proposition 65:	This product contains a chemical known to the State of California to cause birth defects or other reproductive harm. This product contains a chemical known in the State of California to cause cancer. This product contains a chemical known in the State of California to cause cancer. This product contains a chemical known to the State of California to cause birth defects or other reproductive harm.

Canada Regulatory Information

CEPA DSL/NDSL Status:	One or more components are not listed on, and are not exempt from listing on either the Domestic Substances List or the Non-Domestic Substances List.

16. OTHER INFORMATION

This safety data sheet contains changes from the previous version in sections: 3,8,11

Prepared by: Product Safety and Regulatory Affairs

Issue date: 05/23/2025

DISCLAIMER: The data contained herein are furnished for information only and are believed to be reliable. However, Henkel Corporation and its affiliates ("Henkel") does not assume responsibility for any results obtained by persons over whose methods Henkel has no control. It is the user's responsibility to determine the suitability of Henkel's products or any production methods mentioned herein for a particular purpose, and to adopt such precautions as may be advisable for the protection of property and persons against any hazards that may be involved in the handling and use of any Henkel's products. In light of the foregoing, Henkel specifically disclaims all warranties, express or implied, including warranties of merchantability and fitness for a particular purpose, arising from sale or use of Henkel's products. Henkel further disclaims any liability for consequential or incidental damages of any kind, including lost profits.

This Safety Data Sheet has been generated based on OSHA Hazard Communication Standard (29 CFR 1910.1200) and provides information in accordance with U.S. federal law only. No warranty or representation of any kind is given with respect to the substantive or export laws of any other jurisdiction or country. Please confirm that the information provided herein conforms to the substantive export or other law of any other jurisdiction prior to export. Please contact Henkel Product Safety and Regulatory Affairs for additional assistance.

IDH number: 2927804

Product name: LOCTITE AA 3510

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Safety Data Sheet

Henkel

Revision Number: 005.1 **Issue date:** 04/15/2025

1. IDENTIFICATION

Product name:	**LOCTITE SF 7649 PRIMER known as Loctite(R) 7649 Primer N**	**IDH number:**	135288
Product type/ Recommended use:	activator	**Item number:**	19269
Restriction of Use:	None identified	**Region:**	United States

Company address:
Henkel Corporation
One Henkel Way
Rocky Hill, Connecticut 06067

Contact information:
Telephone: +1 (860) 571-5100
MEDICAL EMERGENCY Phone: Poison Control Center
1-877-671-4608 (toll free) or 1-303-592-1711
TRANSPORT EMERGENCY Phone: CHEMTREC
1-800-424-9300 (toll free) or 1-703-527-3887
MEDICAL EMERGENCY Phone: Poison Control Center
1-877-671-4608 (toll free) or 1-303-592-1711
TRANSPORT EMERGENCY Phone: CHEMTREC
1-800-424-9300 (toll free) or 1-703-527-3887
Internet: www.henkelna.com

2. HAZARDS IDENTIFICATION

EMERGENCY OVERVIEW	
DANGER:	H225 - HIGHLY FLAMMABLE LIQUID AND VAPOUR. H319 - CAUSES SERIOUS EYE IRRITATION. H336 - MAY CAUSE DROWSINESS OR DIZZINESS. H361 - SUSPECTED OF DAMAGING FERTILITY OR THE UNBORN CHILD.

HAZARD CLASS	HAZARD CATEGORY
FLAMMABLE LIQUID	2
EYE IRRITATION	2A
REPRODUCTIVE TOXICITY	2
SPECIFIC TARGET ORGAN TOXICITY - SINGLE EXPOSURE	3

PICTOGRAM(S)

Precautionary Statements

Prevention:
P201 - Obtain special instructions before use.
P202 - Do not handle until all safety precautions have been read and understood.
P210 - Keep away from heat, sparks, open flames, hot surfaces - no smoking.
P233 - Keep container tightly closed.
P240 - Ground and bond container and receiving equipment.
P241 - Use explosion-proof equipment.
P242 - Use non-sparking tools.
P243 - Take action to prevent static discharges.
P261 - Avoid breathing mist/vapours.
P264 - Wash affected area thoroughly after handling.
P271 - Use only outdoors or in a well-ventilated area.
P280 - Wear protective gloves, clothing, eye and face protection.

Response:
P303+P361+P353 - If on skin (or hair): Take off immediately all contaminated clothing.
P304+P340+P312 - IF INHALED: Remove victim to fresh air and keep at rest in a position comfortable for breathing. Call a POISON CENTER or physician if you feel unwell.
P305+P351+P338 - IF IN EYES: Rinse cautiously with water for several minutes. Remove contact lenses, if present and easy to do. Continue rinsing.
P308+P313 - IF exposed or concerned: Get medical attention.

IDH number: 135288 Product name: LOCTITE SF 7649 PRIMER known as Loctite(R) 7649 Primer N
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	P337+P313 - If eye irritation persists: Get medical attention.
	P370+P378 - In case of fire: Use foam, dry chemical or carbon dioxide to extinguish.
Storage:	P403+P233 - Store in a well-ventilated place. Keep container tightly closed.
	P403+P235 - Store in a well-ventilated place. Keep cool.
	P405 - Store locked up.
Disposal:	P501 - Dispose of contents and/or container according to Federal, State/Provincial and local governmental regulations.

Other hazards Not available.

Classification complies with OSHA Hazard Communication Standard (29 CFR 1910.1200) and is consistent with the provisions of the United Nations Globally Harmonized System of Classification and Labeling of Chemicals (GHS).

See Section 11 for additional toxicological information.

3. COMPOSITION / INFORMATION ON INGREDIENTS

Hazardous Component(s)	CAS Number	Weight %*
acetone	67-64-1	80 - 100
2-Ethylhexanoic acid	149-57-5	0.1 - 1

* Exact percentages may vary or are trade secret. Concentration range is provided to assist users in providing appropriate protections.

4. FIRST AID MEASURES

First Aid Measures by likely routes of exposure

Inhalation:	Move to fresh air. If not breathing, give artificial respiration. If breathing is difficult, give oxygen. Get medical attention.
Skin contact:	Immediately flush skin with plenty of water (using soap, if available). Remove contaminated clothing and footwear. Wash clothing before reuse. Get medical attention.
Eye contact:	Rinse immediately with plenty of water, also under the eyelids, for at least 15 minutes. Get medical attention.
Ingestion:	DO NOT induce vomiting unless directed to do so by medical personnel. Never give anything by mouth to an unconscious person. Get medical attention.
Most important symptoms and effects (acute and delayed):	The most important known symptoms and effects, both acute and delayed, are described in Section 11: Toxicological Information.
Indication of any immediate medical attention / special treatment needed:	Not available.

5. FIRE FIGHTING MEASURES

Extinguishing media:	Water spray (fog), foam, dry chemical or carbon dioxide.
Improper extinguishing agents:	Not available.
Special firefighting procedures:	Wear self-contained breathing apparatus and full protective clothing, such as turn-out gear. In case of fire, keep containers cool with water spray.
Unusual fire or explosion hazards:	Vapors may accumulate in low or confined areas, travel considerable distance to source of ignition, and flash back. Uncontrolled polymerization may occur at high temperatures resulting in explosions or rupture of storage containers.

IDH number: 135286 Product name: LOCTITE SF 7649 PRIMER known as Loctite(R) 7649 Primer N
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Hazardous combustion products: Oxides of carbon. Oxides of nitrogen. Irritating organic vapours.

6. ACCIDENTAL RELEASE MEASURES

Use personal protection recommended in Section 8, isolate the hazard area and deny entry to unnecessary and unprotected personnel.

Environmental precautions: Do not allow product to enter sewer or waterways.

Clean-up methods: Remove all sources of ignition. Evacuate and ventilate spill area; dike spill to prevent entry into water system; wear full protective equipment during clean-up. Soak up with inert absorbent material (e.g. sand, silica gel, acid binder, universal binder, sawdust). Scrape up as much material as possible. Store in a partly filled, closed container until disposal. Refer to Section 8 "Exposure Controls / Personal Protection" prior to clean up.

7. HANDLING AND STORAGE

Handling: Use only with adequate ventilation. Prevent contact with eyes, skin and clothing. Do not breathe vapor and mist. Wash thoroughly after handling. Keep container closed. Refer to Section 8.

Storage: For safe storage, store at or below 49 °C (120.2 °F)
Keep in a cool, well ventilated area away from heat, sparks and open flame.
Keep container tightly closed until ready for use.

For information on product shelf life, please review labels on container or check the Technical Data Sheet.

8. EXPOSURE CONTROLS / PERSONAL PROTECTION

Employers should complete an assessment of all workplaces to determine the need for, and selection of, proper exposure controls and protective equipment for each task performed.

Hazardous Component(s)	ACGIH TLV	OSHA PEL	AIHA WEEL	OTHER
acetone	250 ppm TWA 500 ppm STEL	1,000 ppm (2,400 mg/m3) PEL	None	None

Engineering controls: Provide adequate local exhaust ventilation to maintain worker exposure below exposure limits.

Respiratory protection: Use NIOSH approved respirator if there is potential to exceed exposure limit(s).

Eye/face protection: Safety goggles or safety glasses with side shields. Full face protection should be used if the potential for splashing or spraying of product exists. Safety showers and eye wash stations should be available.

Skin protection: Use chemical resistant, impermeable clothing including gloves and either an apron or body suit to prevent skin contact. Neoprene gloves.

9. PHYSICAL AND CHEMICAL PROPERTIES

Physical state:	liquidLiquid
Color:	GreenGreen
Odor:	Solvent, AcetoneAcetone
Odor threshold:	Not available.
pH:	6 - 7
Vapor pressure:	230 mbar (20 °C (68°F)) 800 mbar (50 °C (122°F))
Boiling point/range:	56 °C (132.8 °F)None
Melting point/ range:	Not applicable, Product is a liquid
Density/Relative density:	0.7936
Relative vapor density:	2.0 20 °C
Flash point:	-19 °C (-2.2 °F) ; Estimated
Flammable/Explosive limits - lower:	2.6 %
Flammable/Explosive limits - upper:	13 %
Autoignition temperature:	485 °C (905°F)
Flammability:	Flammable liquid
Evaporation rate:	1.9 (Ether = 1)
Solubility:	Miscible Water

IDH number: 135286 Product name: LOCTITE SF 7649 PRIMER known as Loctite(R) 7649 Primer N
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Partition coefficient n-octanol/water (logarithmic value):	Not available.
VOC content:	1.48 %; 11.7 g/l EPA Method 24
Dynamic viscosity:	Not available.
Kinematic viscosity:	> 20.5 mm2/s
Particle characteristics:	Not applicable, Product is a liquid
Decomposition temperature:	Not available.

10. STABILITY AND REACTIVITY

Stability: Stable under normal conditions of storage and use.

Hazardous reactions: None under normal processing.

Hazardous decomposition products: Oxides of nitrogen. Oxides of carbon. Irritating organic vapours.

Incompatible materials: Strong oxidizing agents. Reducing agents. Acids. Alkali metals.

Reactivity: Not available.

Conditions to avoid: Elevated temperatures. Heat, flames, sparks and other sources of ignition. Store away from incompatible materials.

11. TOXICOLOGICAL INFORMATION

Likely routes of exposure: Skin, Inhalation, Eyes, Ingestion

Potential Health Effects/Symptoms

Inhalation: May cause dizziness, incoordination, headache, nausea, and vomiting.
Skin contact: Causes skin irritation.
Eye contact: Causes serious eye irritation.
Ingestion: May cause gastrointestinal tract irritation if swallowed. Not expected under normal conditions of use.

Hazardous Component(s)	LD50s and LC50s
acetone	Oral LD50 (Mouse) = 5.2 g/kg Oral LD50 (Mouse) = 3,000 mg/kg Oral LD50 (Rabbit) = 5,340 mg/kg Oral LD50 (Rat) = 5,800 mg/kg Oral LD50 (Rat) = 9,800 mg/kg Dermal LD50 (Rabbit) = 20,000 mg/kg Inhalation LC50 (Rat, 4 h) = 76 mg/l Inhalation LC50 (Rat, 4 h) = 50.1 mg/l
2-Ethylhexanoic acid	Oral LD50 (Rat) = 1.6 g/kg Oral LD50 (Rabbit) = 1.3 g/kgDermal LD50 (Rabbit) = 1,260 mg/kg

Hazardous Component(s)	Immediate Health Effects	Delayed Health Effects	Chronic Health Effects
acetone	Irritant		Central nervous system
2-Ethylhexanoic acid	Irritant		Eyes Reproductive

Hazardous Component(s)	NTP Carcinogen	IARC Carcinogen	OSHA Carcinogen (Specifically Regulated)
acetone	No	No	No
2-Ethylhexanoic acid	No	No	No

12. ECOLOGICAL INFORMATION

Ecological information: Not available.

IDH number: 135286

Product name: LOCTITE SF 7649 PRIMER known as Loctite(R) 7649 Primer N
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13. DISPOSAL CONSIDERATIONS

Information provided is for unused product only.

Recommended method of disposal: Follow all local, state, federal and provincial regulations for disposal.

14. TRANSPORT INFORMATION

The transport information provided in this section only applies to the material/formulation itself, and is not specific to any packaging.

U.S. Department of Transportation Ground (49 CFR)

Proper shipping name:	Acetone solution
Hazard class or division:	3
Identification number:	UN 1090
Packing group:	II

International Air Transportation (ICAO/IATA)

Proper shipping name:	Acetone solution
Hazard class or division:	3
Identification number:	UN 1090
Packing group:	II
Exceptions:	(Not more than 500 ml), ID8000, May Qualify as Consumer Commodity

Water Transportation (IMO/IMDG)

Proper shipping name:	ACETONE solution
Hazard class or division:	3
Identification number:	UN 1090
Packing group:	II
Exceptions:	Limited quantity (Not more than 1 L).

15. REGULATORY INFORMATION

United States Regulatory Information

TSCA 8 (b) Inventory Status:	All components are listed as active or are exempt from listing on the Toxic Substances Control Act (TSCA) inventory.
TSCA 12 (b) Export Notification:	None above reporting de minimis
CERCLA/SARA Section 302 EHS:	None above reporting de minimis.
CERCLA/SARA Section 311/312:	Please refer to the GHS classification in Section 2
CERCLA/SARA Section 313:	None above reporting de minimis.
CERCLA Reportable quantity:	acetone (CAS# 67-64-1) 5,000 lbs. (2,270 kg)
California Proposition 65:	This product contains a chemical known in the State of California to cause cancer. This product contains a chemical known to the State of California to cause birth defects or other reproductive harm.

Canada Regulatory Information

CEPA DSL/NDSL Status:	All components are listed on or are exempt from listing on the Canadian Domestic Substances List.

16. OTHER INFORMATION

This safety data sheet contains changes from the previous version in sections: 9

Prepared by: Product Safety and Regulatory Affairs

Issue date: 04/15/2025

IDH number: 135286

Product name: LOCTITE SF 7649 PRIMER known as Loctite(R) 7649 Primer N
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DISCLAIMER: The data contained herein are furnished for information only and are believed to be reliable. However, Henkel Corporation and its affiliates ("Henkel") does not assume responsibility for any results obtained by persons over whose methods Henkel has no control. It is the user's responsibility to determine the suitability of Henkel's products or any production methods mentioned herein for a particular purpose, and to adopt such precautions as may be advisable for the protection of property and persons against any hazards that may be involved in the handling and use of any Henkel's products. In light of the foregoing, Henkel specifically disclaims all warranties, express or implied, including warranties of merchantability and fitness for a particular purpose, arising from sale or use of Henkel's products. Henkel further disclaims any liability for consequential or incidental damages of any kind, including lost profits.

This Safety Data Sheet has been generated based on OSHA Hazard Communication Standard (29 CFR 1910.1200) and provides information in accordance with U.S. federal law only. No warranty or representation of any kind is given with respect to the substantive or export laws of any other jurisdiction or country. Please confirm that the information provided herein conforms to the substantive export or other law of any other jurisdiction prior to export. Please contact Henkel Product Safety and Regulatory Affairs for additional assistance.

DH number: 135286 Product name: LOCTITE SF 7649 PRIMER known as Loctite(R) 7649 Primer N
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Safety Data Sheet

Revision Number: 005.0

Issue date: 01/27/2017

1. PRODUCT AND COMPANY IDENTIFICATION

Product name: LOCTITE SF 7091 PRIMER known as 7091 Activator Solvent Free
IDH number: 229676
Product type: Primer
Item number: 18109
Restriction of Use: None identified
Region: United States
Company address:
Henkel Corporation
Henkel Way One
Rocky Hill, Connecticut 06067

Contact information:
Telephone: +1 (860) 571-5100
MEDICAL EMERGENCY Phone: Poison Control Center
1-877-671-4608 (toll free) or 1-303-592-1711
TRANSPORT EMERGENCY Phone: CHEMTREC
1-800-424-9300 (toll free) or 1-703-527-3887
Internet: www.henkelna.com

2. HAZARDS IDENTIFICATION

EMERGENCY OVERVIEW	
WARNING:	CAUSES SKIN IRRITATION. MAY CAUSE AN ALLERGIC SKIN REACTION. CAUSES SERIOUS EYE IRRITATION.

HAZARD CLASS	HAZARD CATEGORY
SKIN IRRITATION	2
EYE IRRITATION	2A
SKIN SENSITIZATION	1

PICTOGRAM(S)

Precautionary Statements

Prevention: Avoid breathing vapors, mist, or spray. Wash affected area thoroughly after handling. Contaminated work clothing should not be allowed out of the workplace. Wear protective gloves, eye protection, and face protection.

Response: IF ON SKIN: Wash with plenty of water. IF IN EYES: Rinse cautiously with water for several minutes. Remove contact lenses, if present and easy to do. Continue rinsing. If skin irritation or rash occurs: Get medical attention. If eye irritation persists: Get medical attention. Take off contaminated clothing.

Storage: Not prescribed

Disposal: Dispose of contents and/or container according to Federal, State/Provincial and local governmental regulations.

Classification complies with OSHA Hazard Communication Standard (29 CFR 1910.1200) and is consistent with the provisions of the United Nations Globally Harmonized System of Classification and Labeling of Chemicals (GHS).

See Section 11 for additional toxicological information.

3. COMPOSITION / INFORMATION ON INGREDIENTS

IDH number: 229676 Product name: LOCTITE SF 7091 PRIMER known as 7091 Activator Solvent Free
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Hazardous Component(s)	CAS Number	Percentage*
Hydroxyalkyl methacrylate	27813-02-1	90 - 100
Methacrylic acid	79-41-4	1 - 5
Organocopper compound	13395-16-9	0.1 - 1

* Exact percentages may vary or are trade secret. Concentration range is provided to assist users in providing appropriate protections.

4. FIRST AID MEASURES

Inhalation: Move to fresh air. If not breathing, give artificial respiration. If breathing is difficult, give oxygen. Get medical attention.

Skin contact: Immediately flush skin with plenty of water (using soap, if available). Remove contaminated clothing and footwear. Get medical attention. Wash clothing before reuse. Thoroughly clean shoes before reuse.

Eye contact: Rinse immediately with plenty of water, also under the eyelids, for at least 15 minutes. Get medical attention.

Ingestion: DO NOT induce vomiting unless directed to do so by medical personnel. Never give anything by mouth to an unconscious person. Get medical attention.

Symptoms: See Section 11.

5. FIRE FIGHTING MEASURES

Extinguishing media: Water spray (fog), foam, dry chemical or carbon dioxide.

Special firefighting procedures: Wear self-contained breathing apparatus and full protective clothing, such as turn-out gear. In case of fire, keep containers cool with water spray.

Unusual fire or explosion hazards: Closed containers may rupture (due to build up of pressure) when exposed to extreme heat.

Hazardous combustion products: Oxides of carbon. Irritating organic vapours.

6. ACCIDENTAL RELEASE MEASURES

Use personal protection recommended in Section 8, isolate the hazard area and deny entry to unnecessary and unprotected personnel.

Environmental precautions: Do not allow product to enter sewer or waterways.

Clean-up methods: Remove all sources of ignition. Evacuate and ventilate spill area; dike spill to prevent entry into water system; wear full protective equipment during clean-up. Soak up with inert absorbent material (e.g. sand, silica gel, acid binder, universal binder, sawdust). Scrape up as much material as possible. Store in a partly filled, closed container until disposal. Refer to Section 8 "Exposure Controls / Personal Protection" prior to clean up.

7. HANDLING AND STORAGE

Handling: Use only with adequate ventilation. Prevent contact with eyes, skin and clothing. Do not breathe vapor and mist. Wash thoroughly after handling. Keep container closed. Refer to Section 8.

Storage: For safe storage, store at or below 38 °C (100.4 °F)
Keep in a cool, well ventilated area away from heat, sparks and open flame.
Keep container tightly closed until ready for use.

IDH number: 229676 Product name: LOCTITE SF 7091 PRIMER known as 7091 Activator Solvent Free
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8. EXPOSURE CONTROLS / PERSONAL PROTECTION

Employers should complete an assessment of all workplaces to determine the need for, and selection of, proper exposure controls and protective equipment for each task performed.

Hazardous Component(s)	ACGIH TLV	OSHA PEL	AIHA WEEL	OTHER
Hydroxyalkyl methacrylate	None	None	None	1 ppm TWA 3 ppm STEL
Methacrylic acid	20 ppm TWA	None	None	None
Organocopper compound	1 mg/m3 TWA (as Cu) Dust and mist. 0.2 mg/m3 TWA (as Cu) Fume.	None	None	None

Engineering controls: Provide adequate local exhaust ventilation to maintain worker exposure below exposure limits.

Respiratory protection: Use a NIOSH approved air-purifying respirator if the potential to exceed established exposure limits exists.

Eye/face protection: Safety goggles or safety glasses with side shields. Full face protection should be used if the potential for splashing or spraying of product exists. Safety showers and eye wash stations should be available.

Skin protection: Use chemical resistant, impermeable clothing including gloves and either an apron or body suit to prevent skin contact. Neoprene gloves. Butyl rubber gloves.

9. PHYSICAL AND CHEMICAL PROPERTIES

Physical state:	Liquid
Color:	Light blue
Odor:	Slightly, Acrylic
Odor threshold:	Not available.
pH:	Not applicable
Vapor pressure:	< 0.05 mm hg (20 °C (68°F))
Boiling point/range:	Not available.
Melting point/ range:	Not available.
Specific gravity:	1.07
Vapor density:	1 Approximately
Flash point:	> 93 °C (> 199.4 °F) Tagliabue closed cup
Flammable/Explosive limits - lower:	Not available.
Flammable/Explosive limits - upper:	Not available.
Autoignition temperature:	Not available.
Flammability:	Not applicable
Evaporation rate:	Not available.
Solubility in water:	Slight
Partition coefficient (n-octanol/water):	Not available.
VOC content:	97.14 %; 1,005 g/l EPA Method 24
Viscosity:	Not available.
Decomposition temperature:	Not available.

IDH number: 229676

Product name: LOCTITE SF 7091 PRIMER known as 7091 Activator Solvent Free
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10. STABILITY AND REACTIVITY

Stability: Stable under normal conditions of storage and use.

Hazardous reactions: None under normal processing.

Hazardous decomposition products: Oxides of carbon. Irritating vapors.

Incompatible materials: Strong oxidizing agents. Reducing agents. Amines. Peroxides. Free radical initiators.

Reactivity: Not available.

Conditions to avoid: Elevated temperatures. Heat, flames, sparks and other sources of ignition. Store away from incompatible materials.

11. TOXICOLOGICAL INFORMATION

Relevant routes of exposure: Skin, Inhalation, Eyes, Ingestion

Potential Health Effects/Symptoms

Inhalation: Inhalation of vapors or mists of the product may be irritating to the respiratory system.
Skin contact: Causes skin irritation. May cause allergic skin reaction.
Eye contact: Causes serious eye irritation.
Ingestion: May cause gastrointestinal tract irritation if swallowed.

Hazardous Component(s)	LD50s and LC50s	Immediate and Delayed Health Effects
Hydroxyalkyl methacrylate	None	Irritant, Allergen
Methacrylic acid	Oral LD50 (Mouse) = 1,332 mg/kg Oral LD50 (Mouse) = 1,600 mg/kg Oral LD50 (Mouse) = 1,250 mg/kg Oral LD50 (Rabbit) = 1,200 mg/kg Oral LD50 (Rat) = 1,060 mg/kg Oral LD50 (Rat) = 2,224 mg/kg Dermal LD50 (Rabbit) = 500 mg/kg Inhalation LC50 (Rat, 4 h) = 7.1 mg/l	Corrosive, Irritant, Allergen
Organocopper compound	None	Allergen, Blood, Central nervous system, Developmental, Gastrointestinal, Immune system, Irritant, Kidney, Liver, Mutagen, Sensory, Skin

Hazardous Component(s)	NTP Carcinogen	IARC Carcinogen	OSHA Carcinogen (Specifically Regulated)
Hydroxyalkyl methacrylate	No	No	No
Methacrylic acid	No	No	No
Organocopper compound	No	No	No

12. ECOLOGICAL INFORMATION

Ecological information: Not available.

IDH number: 229676

Product name: LOCTITE SF 7091 PRIMER known as 7091 Activator Solvent Free
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13. DISPOSAL CONSIDERATIONS

Information provided is for unused product only.

Recommended method of disposal: Follow all local, state, federal and provincial regulations for disposal.

Hazardous waste number: Not a RCRA hazardous waste.

14. TRANSPORT INFORMATION

The transport information provided in this section only applies to the material/formulation itself, and is not specific to any package/configuration.

U.S. Department of Transportation Ground (49 CFR)

Proper shipping name:	Not regulated
Hazard class or division:	None
Identification number:	None
Packing group:	None

International Air Transportation (ICAO/IATA)

Proper shipping name:	Not regulated
Hazard class or division:	None
Identification number:	None
Packing group:	None

Water Transportation (IMO/IMDG)

Proper shipping name:	Not regulated
Hazard class or division:	None
Identification number:	None
Packing group:	None

15. REGULATORY INFORMATION

United States Regulatory Information

TSCA 8 (b) Inventory Status: All components are listed or are exempt from listing on the Toxic Substances Control Act Inventory.

TSCA 12 (b) Export Notification: None above reporting de minimis

CERCLA/SARA Section 302 EHS: None above reporting de minimis.
CERCLA/SARA Section 311/312: Immediate Health, Delayed Health
CERCLA/SARA Section 313: None above reporting de minimis.

California Proposition 65: This product contains a chemical known in the State of California to cause cancer.

Canada Regulatory Information

CEPA DSL/NDSL Status: All components are listed on or are exempt from listing on the Canadian Domestic Substances List.

16. OTHER INFORMATION

This safety data sheet contains changes from the previous version in sections: New Safety Data Sheet format.

Prepared by: Sheila Gines, Regulatory Affairs Specialist

Issue date: 01/27/2017

IDH number: 229676 Product name: LOCTITE SF 7091 PRIMER known as 7091 Activator Solvent Free
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DISCLAIMER: The data contained herein are furnished for information only and are believed to be reliable. However, Henkel Corporation and its affiliates ("Henkel") does not assume responsibility for any results obtained by persons over whose methods Henkel has no control. It is the user's responsibility to determine the suitability of Henkel's products or any production methods mentioned herein for a particular purpose, and to adopt such precautions as may be advisable for the protection of property and persons against any hazards that may be involved in the handling and use of any Henkel's products. In light of the foregoing, Henkel specifically disclaims all warranties, express or implied, including warranties of merchantability and fitness for a particular purpose, arising from sale or use of Henkel's products. Henkel further disclaims any liability for consequential or incidental damages of any kind, including lost profits.

IDH number: 229676 Product name: LOCTITE SF 7091 PRIMER known as 7091 Activator Solvent Free
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Safety Data Sheet

Revision Number: 007.1

Issue date: 05/27/2025

1. IDENTIFICATION

Product name: LOCTITE SI 5910 FLANGE SEALANT known as 5910 Flange Sealant

Product type/ Recommended use: Sealant

Restriction of Use: None identified

Company address:
Henkel Corporation
One Henkel Way
Rocky Hill, Connecticut 06067

IDH number: 231232

Item number: 21746

Region: United States

Contact information:
Telephone: +1 (860) 571-5100
MEDICAL EMERGENCY Phone: Poison Control Center
1-877-671-4608 (toll free) or 1-303-592-1711
TRANSPORT EMERGENCY Phone: CHEMTREC
1-800-424-9300 (toll free) or 1-703-527-3887
MEDICAL EMERGENCY Phone: Poison Control Center
1-877-671-4608 (toll free) or 1-303-592-1711
TRANSPORT EMERGENCY Phone: CHEMTREC
1-800-424-9300 (toll free) or 1-703-527-3887
Internet: www.henkelna.com

2. HAZARDS IDENTIFICATION

EMERGENCY OVERVIEW

WARNING:
H317 - MAY CAUSE AN ALLERGIC SKIN REACTION.
H319 - CAUSES SERIOUS EYE IRRITATION.
H351 - SUSPECTED OF CAUSING CANCER.
H373 - MAY CAUSE DAMAGE TO ORGANS THROUGH PROLONGED OR REPEATED EXPOSURE.

HAZARD CLASS	HAZARD CATEGORY
EYE IRRITATION	2A
SKIN SENSITIZATION	1
CARCINOGENICITY	2
SPECIFIC TARGET ORGAN TOXICITY - REPEATED EXPOSURE	2

PICTOGRAM(S)

Precautionary Statements

Prevention:
P201 - Obtain special instructions before use.
P202 - Do not handle until all safety precautions have been read and understood.
P260 - Do not breathe dust.
P264 - Wash affected area thoroughly after handling.
P272 - Contaminated work clothing should not be allowed out of the workplace.
P280 - Wear protective gloves, clothing, eye and face protection.

Response:
P302+P352 - IF ON SKIN: Wash with plenty of water.
P305+P351+P338 - IF IN EYES: Rinse cautiously with water for several minutes. Remove contact lenses, if present and easy to do. Continue rinsing.
P308+P313 - IF exposed or concerned: Get medical attention.
P333+P313 - If skin irritation or rash occurs: Get medical attention.
P337+P313 - If eye irritation persists: Get medical attention.
P362+P364 - Take off contaminated clothing and wash it before reuse.

Storage: P405 - Store locked up.

Disposal: P501 - Dispose of contents and/or container according to Federal, State/Provincial and local governmental regulations.

IDH number: 231232

Product name: LOCTITE SI 5910 FLANGE SEALANT known as 5910 Flange Sealant
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Other hazards Not available.

Classification complies with OSHA Hazard Communication Standard (29 CFR 1910.1200) and is consistent with the provisions of the United Nations Globally Harmonized System of Classification and Labeling of Chemicals (GHS).

See Section 11 for additional toxicological information.

3. COMPOSITION / INFORMATION ON INGREDIENTS

Hazardous Component(s)	CAS Number	Weight %*
Calcium carbonate	471-34-1	30 - 60
Butan-2-one O,O',O''-(vinylsilylidyne)trioxime	2224-33-1	1 - 5
2-butanone oxime	96-29-7	1 - 5
Carbon black - Nano	1333-86-4	1 - 5

* Exact percentages may vary or are trade secret. Concentration range is provided to assist users in providing appropriate protections.

4. FIRST AID MEASURES

First Aid Measures by likely routes of exposure

Inhalation: Move to fresh air. If symptoms persist, seek medical advice.

Skin contact: Wipe off paste with paper towel or cloth. Wash with soap and water. If skin irritation persists, call a physician.

Eye contact: Rinse immediately with plenty of water, also under the eyelids, for at least 15 minutes. Get medical attention.

Ingestion: Do not induce vomiting. Get medical attention.

Most important symptoms and effects (acute and delayed): The most important known symptoms and effects, both acute and delayed, are described in Section 11: Toxicological Information.

Indication of any immediate medical attention / special treatment needed: Not available.

5. FIRE FIGHTING MEASURES

Extinguishing media: Water spray (fog), foam, dry chemical or carbon dioxide.

Improper extinguishing agents: Not available.

Special firefighting procedures: None

Unusual fire or explosion hazards: None

Hazardous combustion products: Oxides of carbon. Oxides of silicon. Formaldehyde.

6. ACCIDENTAL RELEASE MEASURES

Use personal protection recommended in Section 8, isolate the hazard area and deny entry to unnecessary and unprotected personnel.

Environmental precautions: Do not allow product to enter sewer or waterways.

Clean-up methods: Maintain good ventilation for large spills. Scrape up as much material as possible. Store in a partly filled, closed container until disposal.

IDH number: 231232 Product name: LOCTITE SI 5910 FLANGE SEALANT known as 5910 Flange Sealant
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7. HANDLING AND STORAGE

Handling: Prevent contact with eyes, skin and clothing. Do not breathe vapor and mist. Wash thoroughly after handling. Do not wear contact lenses.

Storage: For safe storage, store between 0 °C (32°F) and 32 °C (89.6 °F)
Store in a dry area below 90° F. Keep container closed.

For information on product shelf life, please review labels on container or check the Technical Data Sheet.

8. EXPOSURE CONTROLS / PERSONAL PROTECTION

Employers should complete an assessment of all workplaces to determine the need for, and selection of, proper exposure controls and protective equipment for each task performed.

Hazardous Component(s)	ACGIH TLV	OSHA PEL	AIHA WEEL	OTHER
Calcium carbonate	3 mg/m3 TWA Respirable particles. 10 mg/m3 TWA Inhalable particles.	15 mg/m3 PEL Total dust. 5 mg/m3 PEL Respirable fraction. 15 mg/m3 TWA Total dust. 50 MPPCF TWA Total dust. 15 MPPCF TWA Respirable fraction. 5 mg/m3 TWA Respirable fraction. 15 mg/m3 PEL Total dust. 5 mg/m3 PEL Respirable fraction.	None	None
2-butanone oxime	None	None	10 ppm (36 mg/m3) TWA (Skin sensitizer.)	None
Carbon black - Nano	3 mg/m3 TWA Inhalable fraction.	3.5 mg/m3 PEL 5 mg/m3 TWA Respirable fraction. 50 MPPCF TWA Total dust. 15 MPPCF TWA Respirable fraction. 15 mg/m3 TWA Total dust.	None	None

Engineering controls: Provide adequate local exhaust ventilation to maintain worker exposure below exposure limits.

Respiratory protection: Use NIOSH approved respirator if there is potential to exceed exposure limit(s).

Eye/face protection: Safety goggles or safety glasses with side shields.

Skin protection: Permeation resistant gloves (butyl rubber, nitrile rubber, polyvinyl alcohol).

9. PHYSICAL AND CHEMICAL PROPERTIES

Physical state:	Solid
Color:	Black
Odor:	odourless
Odor threshold:	Not available.
pH:	Not applicable, Product is non-soluble (in water).
Vapor pressure:	< 5 mm hg (20 °C (68°F))
Boiling point/range:	> 200 °C (> 392°F)None
Melting point/ range:	Not applicable, Determination technically not possible
Density/Relative density:	1.34 at 20 °C (68°F)
Relative vapor density:	20 °C Heavier than air.
Flash point:	> 93.30 °C (> 199.94 °F)
Flammable/Explosive limits - lower:	Not available.
Flammable/Explosive limits - upper:	Not available.
Autoignition temperature:	Not available.

IDH number: 231232
Product name: LOCTITE SI 5910 FLANGE SEALANT known as 5910 Flange Sealant
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Flammability:	Not applicable
Evaporation rate:	Not available.
Solubility:	Insoluble Water
Solubility:	Partially soluble Acetone
Partition coefficient n-octanol/water (logarithmic value):	Not available.
VOC content:	3.33 %; 44.7 g/l EPA Method 24
Dynamic viscosity:	Not available.
Kinematic viscosity:	Not available.
Particle characteristics:	Not applicable, mixture is a paste.
Decomposition temperature:	Not available.

10. STABILITY AND REACTIVITY

Stability:	Stable at normal conditions.
Hazardous reactions:	Will not occur.
Hazardous decomposition products:	Methyl ethyl ketoxime formed during cure.
Incompatible materials:	Polymerizes on contact with water. Acids.
Reactivity:	Not available.
Conditions to avoid:	Moisture.

11. TOXICOLOGICAL INFORMATION

Likely routes of exposure: Skin, Inhalation, Eyes, Ingestion

IDH number: 231232

Product name: LOCTITE SI 5910 FLANGE SEALANT known as 5910 Flange Sealant
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Potential Health Effects/Symptoms

Inhalation: May cause respiratory tract irritation. When heated to temperatures exceeding 300° F (150° C) in the presence of air, silicones may form formaldehyde vapors. Formaldehyde is a potential cancer hazard and a known skin and respiratory sensitizer. Vapors irritate the eyes, nose and throat. Safe handling conditions may be maintained by keeping formaldehyde vapor concentrations below the OSHA permissible limit.
Skin contact: May cause skin irritation. May cause allergic skin reaction.
Eye contact: Causes serious eye irritation.
Ingestion: May cause gastrointestinal tract irritation if swallowed.

Hazardous Component(s)	LD50s and LC50s
Calcium carbonate	Oral LD50 (Rat) = 6,450 mg/kg Oral LD50 (Mouse) = 6,450 mg/kg Inhalation LC50 (Rat, 4 h) = > 3 mg/l
Butan-2-one O,O',O''-(vinylsilylidyne)trioxime	None
2-butanone oxime	Inhalation LC50 (Rat, 4 h) = > 4.83 mg/l
Carbon black - Nano	Oral LD50 (Rat) = > 8,000 mg/kg

Hazardous Component(s)	Immediate Health Effects	Delayed Health Effects	Chronic Health Effects
Calcium carbonate	Nuisance dust		
Butan-2-one O,O',O''-(vinylsilylidyne)trioxime	Irritant	Allergen	
2-butanone oxime	Irritant	Allergen	Blood Central nervous system Eyes Some evidence of carcinogenicity
Carbon black - Nano			

Hazardous Component(s)	NTP Carcinogen	IARC Carcinogen	OSHA Carcinogen (Specifically Regulated)
Calcium carbonate	No	No	No
Butan-2-one O,O',O''-(vinylsilylidyne)trioxime	No	No	No
2-butanone oxime	No	No	No
Carbon black - Nano	Known To Be Human Carcinogen.	Group 2B	No

12. ECOLOGICAL INFORMATION

Ecological information: Not available.

13. DISPOSAL CONSIDERATIONS

Information provided is for unused product only.

Recommended method of disposal: Follow all local, state, federal and provincial regulations for disposal. Cured rubber can be incinerated or landfilled following EPA and local regulations.

14. TRANSPORT INFORMATION

The transport information provided in this section only applies to the material/formulation itself, and is not specific to any packaging.

U.S. Department of Transportation Ground (49 CFR)

Proper shipping name: Not regulated
Hazard class or division: None
Identification number: None
Packing group: None

International Air Transportation (ICAO/IATA)

IDH number: 231232 Product name: LOCTITE SI 5910 FLANGE SEALANT known as 5910 Flange Sealant
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Proper shipping name:	Not regulated
Hazard class or division:	None
Identification number:	None
Packing group:	None

Water Transportation (IMO/IMDG)

Proper shipping name:	Not regulated
Hazard class or division:	None
Identification number:	None
Packing group:	None

15. REGULATORY INFORMATION

United States Regulatory Information

TSCA 8 (b) Inventory Status:	All components are listed as active or are exempt from listing on the Toxic Substances Control Act (TSCA) inventory.
TSCA 12 (b) Export Notification:	None above reporting de minimis
CERCLA/SARA Section 302 EHS:	None above reporting de minimis.
CERCLA/SARA Section 311/312:	Please refer to the GHS classification in Section 2
CERCLA/SARA Section 313:	None above reporting de minimis.
California Proposition 65:	This product contains a chemical known in the State of California to cause cancer. This product contains a chemical known to the State of California to cause birth defects or other reproductive harm.

Canada Regulatory Information

CEPA DSL/NDSL Status:	Contains one or more components listed on the Non-Domestic Substances List. All other components are listed on or are exempt from listing on the Domestic Substances List. Components listed on the NDSL must be tracked by all Canadian Importers of Record as required by Environment Canada. They may be imported into Canada in limited quantities. Please contact Regulatory Affairs for additional details.

16. OTHER INFORMATION

This safety data sheet contains changes from the previous version in sections: Expanded chemical information in Section 2 and related sections., New Safety Data Sheet format.

Prepared by: Product Safety and Regulatory Affairs

Issue date: 05/27/2025

DISCLAIMER: The data contained herein are furnished for information only and are believed to be reliable. However, Henkel Corporation and its affiliates ("Henkel") does not assume responsibility for any results obtained by persons over whose methods Henkel has no control. It is the user's responsibility to determine the suitability of Henkel's products or any production methods mentioned herein for a particular purpose, and to adopt such precautions as may be advisable for the protection of property and persons against any hazards that may be involved in the handling and use of any Henkel's products. In light of the foregoing, Henkel specifically disclaims all warranties, express or implied, including warranties of merchantability and fitness for a particular purpose, arising from sale or use of Henkel's products. Henkel further disclaims any liability for consequential or incidental damages of any kind, including lost profits.

This Safety Data Sheet has been generated based on OSHA Hazard Communication Standard (29 CFR 1910.1200) and provides information in accordance with U.S. federal law only. No warranty or representation of any kind is given with respect to the substantive or export laws of any other jurisdiction or country. Please confirm that the information provided herein conforms to the substantive export or other law of any other jurisdiction prior to export. Please contact Henkel Product Safety and Regulatory Affairs for additional assistance.

IDH number: 231232 Product name: LOCTITE SI 5910 FLANGE SEALANT known as 5910 Flange Sealant
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Henkel

Safety Data Sheet according to (EC) No 1907/2006 as amended

Page 1 of 24

LOCTITE AA 326

SDS No. : 168434
V008.1
Revision: 04.10.2022
printing date: 12.12.2023
Replaces version from: 18.03.2022

SECTION 1: Identification of the substance/mixture and of the company/undertaking

1.1. Product identifier
LOCTITE AA 326

1.2. Relevant identified uses of the substance or mixture and uses advised against
Intended use:
Acrylic Adhesive

1.3. Details of the supplier of the safety data sheet
Henkel Ltd
Adhesives
Wood Lane End
HP2 4RQ Hemel Hempstead

Great Britain

Phone: +44 (1442) 278000

SDSinfo.Adhesive@henkel.com
For Safety Data Sheet updates please visit our website https://mysds.henkel.com/index.html#/appSelection or www.henkel-adhesives.com.

1.4. Emergency telephone number
24 Hours Emergency Tel: +44 (0)1442 278497

SECTION 2: Hazards identification

2.1. Classification of the substance or mixture

Classification (CLP):

Skin irritation H315 Causes skin irritation.	Category 2
Serious eye irritation H319 Causes serious eye irritation.	Category 2
Skin sensitizer H317 May cause an allergic skin reaction.	Category 1
Specific target organ toxicity - single exposure H335 May cause respiratory irritation. Target organ: respiratory tract irritation	Category 3
Chronic hazards to the aquatic environment H412 Harmful to aquatic life with long lasting effects.	Category 3

2.2. Label elements

Label elements (CLP):

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Hazard pictogram:	
Contains	2-Hydroxyethyl methacrylate Hydroxypropyl methacrylate Acrylic acid Acetic acid, 2-phenylhydrazide 2-Propenoic acid, 2-methyl-, 2-(2-hydroxyethoxy)ethyl ester
Signal word:	Warning
Hazard statement:	H315 Causes skin irritation. H317 May cause an allergic skin reaction. H319 Causes serious eye irritation. H335 May cause respiratory irritation. H412 Harmful to aquatic life with long lasting effects.
Precautionary statement:	***** ***For consumer use only: P101 If medical advice is needed, have product container or label at hand. P102 Keep out of reach of children. P501 Dispose of contents/container in accordance with national regulation.***
Precautionary statement: Prevention	P280 Wear protective gloves. P261 Avoid breathing vapors. P273 Avoid release to the environment.
Precautionary statement: Response	P302+P352 IF ON SKIN: Wash with plenty of soap and water. P333+P313 If skin irritation or rash occurs: Get medical advice/attention. P337+P313 If eye irritation persists: Get medical advice/attention.

2.3. Other hazards

None if used properly.
Not fulfilling Persistent, Bioaccumulative and Toxic (PBT), very Persistent and very Bioaccumulative (vPvB) criteria.

Following substances are present in a concentration >= 0,1% and fulfill the criteria for PBT/vPvB, or were identified as endocrine disruptor (ED):

This mixture does not contain any substances in concentration ≥ the concentration limit that are assessed to be a PBT, vPvB or ED.

SECTION 3: Composition/information on ingredients

3.2. Mixtures

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Declaration of the ingredients according to CLP (EC) No 1272/2008:

Hazardous components CAS-No. EC Number REACH-Reg No.	Concentration	Classification	Specific Conc. Limits, M-factors and ATEs	Add. Information
2-Hydroxyethyl methacrylate 868-77-9 212-782-2 01-2119490169-29	20- 40 %	Skin Irrit. 2, H315 Skin Sens. 1, H317 Eye Irrit. 2, H319		
Isobornyl methacrylate 7534-94-3 231-403-1 01-2119886505-27	10- 20 %	Skin Irrit. 2, H315 Eye Irrit. 2, H319 STOT SE 3, H335 Aquatic Chronic 3, H412	STOT SE 3; H335; C >= 10 %	
Hydroxypropyl methacrylate 27813-02-1 248-666-3 01-2119490226-37	1-< 5 %	Skin Sens. 1, H317 Eye Irrit. 2, H319		
Acrylic acid 79-10-7 201-177-9 01-2119452449-31	0,25-< 2,5 %	Acute Tox. 4, Dermal, H312 Skin Corr. 1A, H314 Flam. Liq. 3, H226 Acute Tox. 4, Oral, H302 Acute Tox. 4, Inhalation, H332 Aquatic Acute 1, H400 Aquatic Chronic 2, H411 STOT SE 3, H335	STOT SE 3; H335; C >= 1 % ====== M acute = 1 ====== dermal:ATE = 1.100 mg/kg inhalation:ATE = 11 mg/l;vapour	EU OEL
Cumene hydroperoxide 80-15-9 201-254-7 01-2119475796-19	0,1-< 1 %	STOT RE 2, H373 Skin Corr. 1B, H314 Acute Tox. 2, Inhalation, H330 Aquatic Chronic 2, H411 Acute Tox. 4, Oral, H302 Acute Tox. 4, Dermal, H312 Org. Perox. E, H242 STOT SE 3, H335	Eye Irrit. 2; H319; C 1 - < 3 % Skin Irrit. 2; H315; C 3 - < 10 % Eye Dam. 1; H318; C 3 - < 10 % STOT SE 3; H335; C >= 1 % Skin Corr. 1B; H314; C >= 10 % ====== dermal:ATE = 1.100 mg/kg	
methacrylic acid 79-41-4 201-204-4 01-2119463884-26	0,1-< 1 %	Acute Tox. 4, Oral, H302 Acute Tox. 3, Dermal, H311 Acute Tox. 4, Inhalation, H332 Skin Corr. 1A, H314 Eye Dam. 1, H318 STOT SE 3, H335	STOT SE 3; H335; C >= 1 % ====== dermal:ATE = 500 mg/kg inhalation:ATE = 3,61 mg/l;dust/mist	
Acetic acid, 2-phenylhydrazide 114-83-0 204-055-3	0,1-< 1 %	Acute Tox. 3, Oral, H301 Skin Irrit. 2, H315 Skin Sens. 1, H317 Eye Irrit. 2, H319 STOT SE 3, Inhalation, H335 Carc. 2, H351		
2-Propenoic acid, 2-methyl-, 2-(2-hydroxyethoxy)ethyl ester 2351-43-1	0,1-< 1 %	Eye Irrit. 2, H319 Skin Sens. 1, H317		

For full text of the H - statements and other abbreviations see section 16 "Other information".
Substances without classification may have community workplace exposure limits available.

SECTION 4: First aid measures

4.1. Description of first aid measures

Inhalation:
Move to fresh air. If symptoms persist, seek medical advice.

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Skin contact:
Rinse with running water and soap.
Obtain medical attention if irritation persists.

Eye contact:
Rinse immediately with plenty of running water (for 10 minutes), seek medical attention from a specialist.

Ingestion:
Rinse mouth, drink 1-2 glasses of water, do not induce vomiting, consult a doctor.

4.2. Most important symptoms and effects, both acute and delayed
SKIN: Redness, inflammation.

SKIN: Rash, Urticaria.

EYE: Irritation, conjunctivitis.

RESPIRATORY: Irritation, coughing, shortness of breath, chest tightness.

4.3. Indication of any immediate medical attention and special treatment needed
See section: Description of first aid measures

SECTION 5: Firefighting measures

5.1. Extinguishing media
Suitable extinguishing media:
water, carbon dioxide, foam, powder

Extinguishing media which must not be used for safety reasons:
High pressure waterjet

5.2. Special hazards arising from the substance or mixture
In the event of a fire, carbon monoxide (CO), carbon dioxide (CO2) and nitrogen oxides (NOx) can be released.
5.3. Advice for firefighters
Wear self-contained breathing apparatus and full protective clothing, such as turn-out gear.

Additional information:
In case of fire, keep containers cool with water spray.

SECTION 6: Accidental release measures

6.1. Personal precautions, protective equipment and emergency procedures
Avoid contact with skin and eyes.
Wear protective equipment.
Ensure adequate ventilation.
Keep away from sources of ignition.

6.2. Environmental precautions
Do not empty into drains / surface water / ground water.

6.3. Methods and material for containment and cleaning up
Dispose of contaminated material as waste according to Section 13.
For small spills wipe up with paper towel and place in container for disposal.
For large spills absorb onto inert absorbent material and place in sealed container for disposal.

6.4. Reference to other sections
See advice in section 8

SECTION 7: Handling and storage

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7.1. Precautions for safe handling
Avoid skin and eye contact.
See advice in section 8

Hygiene measures:
Wash hands before work breaks and after finishing work.
Do not eat, drink or smoke while working.
Good industrial hygiene practices should be observed.

7.2. Conditions for safe storage, including any incompatibilities
Ensure good ventilation/extraction.
Refer to Technical Data Sheet

7.3. Specific end use(s)
Acrylic Adhesive

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SECTION 8: Exposure controls/personal protection

8.1. Control parameters

Occupational Exposure Limits

Valid for
Great Britain

Ingredient [Regulated substance]	ppm	mg/m³	Value type	Short term exposure limit category / Remarks	Regulatory list
Acrylic acid 79-10-7 [ACRYLIC ACID (PROP-2-ENOIC ACID)]	10	29	Time Weighted Average (TWA):	Indicative	ECTLV
Acrylic acid 79-10-7 [ACRYLIC ACID (PROP-2-ENOIC ACID)]	20	59	Short Term Exposure Limit (STEL):	Indicative	ECTLV
Acrylic acid 79-10-7 [ACRYLIC ACID]	10	29	Time Weighted Average (TWA):		EH40 WEL
Acrylic acid 79-10-7 [Acrylic acid]	20	59	Short Term Exposure Limit (STEL):	1 minute	EH40 WEL
Methacrylic acid 79-41-4 [METHACRYLIC ACID]	20	72	Time Weighted Average (TWA):		EH40 WEL
Methacrylic acid 79-41-4 [METHACRYLIC ACID]	40	143	Short Term Exposure Limit (STEL):	15 minutes	EH40 WEL

Occupational Exposure Limits

Valid for
Ireland

Ingredient [Regulated substance]	ppm	mg/m³	Value type	Short term exposure limit category / Remarks	Regulatory list
Acrylic acid 79-10-7 [ACRYLIC ACID (PROP-2-ENOIC ACID)]	10	29	Time Weighted Average (TWA):	Indicative	ECTLV
Acrylic acid 79-10-7 [ACRYLIC ACID (PROP-2-ENOIC ACID)]	20	59	Short Term Exposure Limit (STEL):	Indicative	ECTLV
Acrylic acid 79-10-7 [ACRYLIC ACID]	20	59	Short Term Exposure Limit (STEL):	1 minute Indicative OELV	IR_OEL
Acrylic acid 79-10-7 [ACRYLIC ACID]	10	29	Time Weighted Average (TWA):	Indicative OELV	IR_OEL
Methacrylic acid 79-41-4 [METHACRYLIC ACID]	20	70	Time Weighted Average (TWA):		IR_OEL
Methacrylic acid 79-41-4 [METHACRYLIC ACID]	40	140	Short Term Exposure Limit (STEL):	15 minutes	IR_OEL

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Predicted No-Effect Concentration (PNEC):

Name on list	Environmental Compartment	Exposure period	Value				Remarks
			mg/l	ppm	mg/kg	others	
2-Hydroxyethyl methacrylate 868-77-9	aqua (freshwater)		0,482 mg/l				
2-Hydroxyethyl methacrylate 868-77-9	aqua (marine water)		0,482 mg/l				
2-Hydroxyethyl methacrylate 868-77-9	sewage treatment plant (STP)		10 mg/l				
2-Hydroxyethyl methacrylate 868-77-9	aqua (intermittent releases)		1 mg/l				
2-Hydroxyethyl methacrylate 868-77-9	sediment (freshwater)				3,79 mg/kg		
2-Hydroxyethyl methacrylate 868-77-9	sediment (marine water)				3,79 mg/kg		
2-Hydroxyethyl methacrylate 868-77-9	Soil				0,476 mg/kg		
2-Hydroxyethyl methacrylate 868-77-9	Predator						no potential for bioaccumulation
2-Hydroxyethyl methacrylate 868-77-9	Marine water - intermittent		1 mg/l				
Exo-1,7,7-trimethylbicyclo[2.2.1]hept-2-yl methacrylate 7534-94-3	aqua (freshwater)		4,66 µg/l				
Exo-1,7,7-trimethylbicyclo[2.2.1]hept-2-yl methacrylate 7534-94-3	Soil				0,118 mg/kg		
Exo-1,7,7-trimethylbicyclo[2.2.1]hept-2-yl methacrylate 7534-94-3	sewage treatment plant (STP)		2,45 mg/l				
Exo-1,7,7-trimethylbicyclo[2.2.1]hept-2-yl methacrylate 7534-94-3	sediment (freshwater)				0,604 mg/kg		
Exo-1,7,7-trimethylbicyclo[2.2.1]hept-2-yl methacrylate 7534-94-3	aqua (intermittent releases)		0,0179 mg/l				
Exo-1,7,7-trimethylbicyclo[2.2.1]hept-2-yl methacrylate 7534-94-3	aqua (marine water)		0,000466 mg/l				
Exo-1,7,7-trimethylbicyclo[2.2.1]hept-2-yl methacrylate 7534-94-3	sediment (marine water)				0,06 mg/kg		
Methacrylic acid, monoester with propane-1,2-diol 27813-02-1	aqua (freshwater)		0,904 mg/l				
Methacrylic acid, monoester with propane-1,2-diol 27813-02-1	aqua (marine water)		0,904 mg/l				
Methacrylic acid, monoester with propane-1,2-diol 27813-02-1	sewage treatment plant (STP)		10 mg/l				
Methacrylic acid, monoester with propane-1,2-diol 27813-02-1	aqua (intermittent releases)		0,972 mg/l				
Methacrylic acid, monoester with propane-1,2-diol 27813-02-1	sediment (freshwater)				6,28 mg/kg		
Methacrylic acid, monoester with propane-1,2-diol 27813-02-1	sediment (marine water)				6,28 mg/kg		
Methacrylic acid, monoester with propane-1,2-diol 27813-02-1	Soil				0,727 mg/kg		
Methacrylic acid, monoester with propane-1,2-diol 27813-02-1	Marine water - intermittent		0,972 mg/l				
Methacrylic acid, monoester with propane-1,2-diol 27813-02-1	Air						no hazard identified
Methacrylic acid, monoester with propane-1,2-diol	Predator						no potential for bioaccumulation

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27813-02-1							
Acrylic acid 79-10-7	aqua (freshwater)		0,003 mg/l				
Acrylic acid 79-10-7	aqua (marine water)		0,0003 mg/l				
Acrylic acid 79-10-7	sewage treatment plant (STP)		0,9 mg/l				
Acrylic acid 79-10-7	sediment (freshwater)				0,0236 mg/kg		
Acrylic acid 79-10-7	sediment (marine water)				0,00236 mg/kg		
Acrylic acid 79-10-7	Soil				1 mg/kg		
Acrylic acid 79-10-7	oral				0,03 g/kg		
Acrylic acid 79-10-7	Air						no hazard identified
.alpha.,.alpha.-Dimethylbenzyl hydroperoxide 80-15-9	aqua (freshwater)		0,0031 mg/l				
.alpha.,.alpha.-Dimethylbenzyl hydroperoxide 80-15-9	aqua (intermittent releases)		0,031 mg/l				
.alpha.,.alpha.-Dimethylbenzyl hydroperoxide 80-15-9	aqua (marine water)		0,00031 mg/l				
.alpha.,.alpha.-Dimethylbenzyl hydroperoxide 80-15-9	sewage treatment plant (STP)		0,35 mg/l				
.alpha.,.alpha.-Dimethylbenzyl hydroperoxide 80-15-9	sediment (freshwater)				0,023 mg/kg		
.alpha.,.alpha.-Dimethylbenzyl hydroperoxide 80-15-9	sediment (marine water)				0,0023 mg/kg		
.alpha.,.alpha.-Dimethylbenzyl hydroperoxide 80-15-9	Soil				0,0029 mg/kg		
methacrylic acid 79-41-4	aqua (freshwater)		0,82 mg/l				
methacrylic acid 79-41-4	aqua (marine water)		0,82 mg/l				
methacrylic acid 79-41-4	sewage treatment plant (STP)		10 mg/l				
methacrylic acid 79-41-4	aqua (intermittent releases)		0,82 mg/l				
methacrylic acid 79-41-4	Soil				1,2 mg/kg		

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Derived No-Effect Level (DNEL):

Name on list	Application Area	Route of Exposure	Health Effect	Exposure Time	Value	Remarks
2-Hydroxyethyl methacrylate 868-77-9	Workers	dermal	Long term exposure - systemic effects		1,3 mg/kg	no potential for bioaccumulation
2-Hydroxyethyl methacrylate 868-77-9	Workers	Inhalation	Long term exposure - systemic effects		4,9 mg/m3	no potential for bioaccumulation
2-Hydroxyethyl methacrylate 868-77-9	General population	dermal	Long term exposure - systemic effects		0,83 mg/kg	no potential for bioaccumulation
2-Hydroxyethyl methacrylate 868-77-9	General population	Inhalation	Long term exposure - systemic effects		2,9 mg/m3	no potential for bioaccumulation
2-Hydroxyethyl methacrylate 868-77-9	General population	oral	Long term exposure - systemic effects		0,83 mg/kg	no potential for bioaccumulation
Exo-1,7,7-trimethylbicyclo[2.2.1]hept-2-yl methacrylate 7534-94-3	Workers	dermal	Long term exposure - systemic effects		1,04 mg/kg	
Exo-1,7,7-trimethylbicyclo[2.2.1]hept-2-yl methacrylate 7534-94-3	General population	dermal	Long term exposure - systemic effects		0,625 mg/kg	
Methacrylic acid, monoester with propane-1,2-diol 27813-02-1	Workers	dermal	Long term exposure - systemic effects		4,2 mg/kg	no hazard identified
Methacrylic acid, monoester with propane-1,2-diol 27813-02-1	Workers	Inhalation	Long term exposure - systemic effects		14,7 mg/m3	no hazard identified
Methacrylic acid, monoester with propane-1,2-diol 27813-02-1	General population	dermal	Long term exposure - systemic effects		2,5 mg/kg	no hazard identified
Methacrylic acid, monoester with propane-1,2-diol 27813-02-1	General population	Inhalation	Long term exposure - systemic effects		8,8 mg/m3	no hazard identified
Methacrylic acid, monoester with propane-1,2-diol 27813-02-1	General population	oral	Long term exposure - systemic effects		2,5 mg/kg	no hazard identified
Acrylic acid 79-10-7	Workers	inhalation	Long term exposure - local effects		30 mg/m3	no hazard identified
Acrylic acid 79-10-7	Workers	inhalation	Acute/short term exposure - local effects		30 mg/m3	no hazard identified
Acrylic acid 79-10-7	Workers	dermal	Acute/short term exposure - local effects		1 mg/cm2	no hazard identified
Acrylic acid 79-10-7	General population	dermal	Acute/short term exposure - local effects		1 mg/cm2	no hazard identified
Acrylic acid 79-10-7	General population	inhalation	Acute/short term exposure - local effects		3,6 mg/m3	no hazard identified
Acrylic acid 79-10-7	General population	inhalation	Long term exposure - local effects		3,6 mg/m3	no hazard identified
.alpha.,.alpha.-Dimethylbenzyl hydroperoxide 80-15-9	Workers	inhalation	Long term exposure - systemic effects		6 mg/m3	
methacrylic acid 79-41-4	Workers	Inhalation	Long term exposure - local effects		88 mg/m3	
methacrylic acid 79-41-4	Workers	Inhalation	Long term exposure - systemic effects		29,6 mg/m3	
methacrylic acid 79-41-4	Workers	dermal	Long term exposure - systemic effects		4,25 mg/kg	
methacrylic acid 79-41-4	General population	Inhalation	Long term exposure - local effects		6,55 mg/m3	
methacrylic acid 79-41-4	General population	Inhalation	Long term exposure -		6,3 mg/m3	

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			systemic effects			
methacrylic acid 79-41-4	General population	dermal	Long term exposure - systemic effects		2,55 mg/kg	

Biological Exposure Indices:
None

8.2. Exposure controls:

Engineering controls:
Ensure good ventilation/extraction.

Respiratory protection:
Ensure adequate ventilation.
An approved mask or respirator fitted with an organic vapour cartridge should be worn if the product is used in a poorly ventilated area
Filter type: A (EN 14387)

Hand protection:
Chemical-resistant protective gloves (EN 374).
Suitable materials for short-term contact or splashes (recommended: at least protection index 2, corresponding to > 30 minutes permeation time as per EN 374):
nitrile rubber (NBR; >= 0.4 mm thickness)
Suitable materials for longer, direct contact (recommended: protection index 6, corresponding to > 480 minutes permeation time as per EN 374):
nitrile rubber (NBR; >= 0.4 mm thickness)
This information is based on literature references and on information provided by glove manufacturers, or is derived by analogy with similar substances. Please note that in practice the working life of chemical-resistant protective gloves may be considerably shorter than the permeation time determined in accordance with EN 374 as a result of the many influencing factors (e.g. temperature). If signs of wear and tear are noticed then the gloves should be replaced.

Eye protection:
Safety glasses with sideshields or chemical safety goggles should be worn if there is a risk of splashing.
Protective eye equipment should conform to EN166.

Skin protection:
Wear suitable protective clothing.
Protective clothing should conform to EN 14605 for liquid splashes or to EN 13982 for dusts.

Advices to personal protection equipment:

The information provided on personal protective equipment is for guidance purposes only. A full risk assessment should be conducted prior to using this product to determine the appropriate personal protective equipment to suit local conditions.
Personal protective equipment should conform to the relevant EN standard.

SECTION 9: Physical and chemical properties

9.1. Information on basic physical and chemical properties

Physical state	liquid
Delivery form	liquid
Colour	amber
Odor	acrylic
Melting point	Not applicable, Product is a liquid
Solidification temperature	< 0 °C (< 32 °F)
Initial boiling point	> 149 °C (> 300.2 °F)
Flammability	The product is not flammable.
Explosive limits	
lower	2 %(V);
upper	8 %(V); Upper/lower explosion limit (Acrylic Acid)

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Flash point	> 93,3 °C (> 199.94 °F); Tagliabue closed cup
Auto-ignition temperature	Not applicable, The product is not flammable.
Decomposition temperature	Not applicable, Substance/mixture is not self-reactive, no organic peroxide and does not decompose under foreseen conditions of use
pH	Not applicable, Product is non-soluble (in water).
Viscosity (kinematic) (40 °C (104 °F);)	15.000 - 17.000 mm2/s
Solubility (qualitative) (20 °C (68 °F); Solvent: Water)	practically insoluble
Partition coefficient: n-octanol/water	Not applicable Mixture
Vapour pressure (26,6 °C (79.9 °F))	< 13 mbar
Vapour pressure (20 °C (68 °F))	< 1,3 kPa
Density (20 °C (68 °F))	1,0 g/cm3 None
Relative vapour density:	Not applicable, Heavier than air
Particle characteristics	Not applicable Product is a liquid

9.2. Other information
Other information not applicable for this product

SECTION 10: Stability and reactivity

10.1. Reactivity
Reacts with strong oxidants.
Acids.
Reducing agents.
Strong bases.

10.2. Chemical stability
Stable under recommended storage conditions.

10.3. Possibility of hazardous reactions
See section reactivity

10.4. Conditions to avoid
Stable under normal conditions of storage and use.

10.5. Incompatible materials
See section reactivity.

10.6. Hazardous decomposition products
carbon oxides.
Hydrocarbons
nitrogen oxides
Rapid polymerisation may generate excessive heat and pressure.

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SECTION 11: Toxicological information

1.1 Information on hazard classes as defined in Regulation (EC) No 1272/2008

Acute oral toxicity:

The mixture is classified based on calculation method referring to the classified substances present in the mixture.

Hazardous substances CAS-No.	Value type	Value	Species	Method
2-Hydroxyethyl methacrylate 868-77-9	LD50	5.564 mg/kg	rat	FDA Guideline
Isobornyl methacrylate 7534-94-3	LD50	3.160 mg/kg	rat	not specified
Hydroxypropyl methacrylate 27813-02-1	LD50	> 2.000 mg/kg	rat	OECD Guideline 401 (Acute Oral Toxicity)
Acrylic acid 79-10-7	LD50	1.500 mg/kg	rat	equivalent or similar to OECD Guideline 401 (Acute Oral Toxicity)
Cumene hydroperoxide 80-15-9	LD50	382 mg/kg	rat	other guideline:
methacrylic acid 79-41-4	LD50	1.320 mg/kg	rat	equivalent or similar to OECD Guideline 401 (Acute Oral Toxicity)
Acetic acid, 2-phenylhydrazide 114-83-0	LD50	270 mg/kg	rat	not specified
2-Propenoic acid, 2-methyl-, 2-(2-hydroxyethoxy)ethyl ester 2351-43-1	LD50	5.564 mg/kg	rat	FDA Guideline

Acute dermal toxicity:

The mixture is classified based on calculation method referring to the classified substances present in the mixture.

Hazardous substances CAS-No.	Value type	Value	Species	Method
2-Hydroxyethyl methacrylate 868-77-9	LD50	> 5.000 mg/kg	rabbit	not specified
Isobornyl methacrylate 7534-94-3	LD50	> 3.000 mg/kg	rabbit	not specified
Hydroxypropyl methacrylate 27813-02-1	LD50	> 5.000 mg/kg	rabbit	not specified
Acrylic acid 79-10-7	Acute toxicity estimate (ATE)	1.100 mg/kg		Expert judgement
Acrylic acid 79-10-7	LD50	> 2.000 mg/kg	rabbit	OECD Guideline 402 (Acute Dermal Toxicity)
Cumene hydroperoxide 80-15-9	Acute toxicity estimate (ATE)	1.100 mg/kg		Expert judgement
methacrylic acid 79-41-4	LD50	500 - 1.000 mg/kg	rabbit	Dermal Toxicity Screening
methacrylic acid 79-41-4	Acute toxicity estimate (ATE)	500 mg/kg		Expert judgement
2-Propenoic acid, 2-methyl-, 2-(2-hydroxyethoxy)ethyl ester 2351-43-1	LD50	> 5.000 mg/kg	rabbit	not specified

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Acute inhalative toxicity:

The mixture is classified based on calculation method referring to the classified substances present in the mixture.

Hazardous substances CAS-No.	Value type	Value	Test atmosphere	Exposure time	Species	Method
Acrylic acid 79-10-7	LC0	5,1 mg/l	vapour	4 h	rat	equivalent or similar to OECD Guideline 403 (Acute Inhalation Toxicity)
Acrylic acid 79-10-7	Acute toxicity estimate (ATE)	11 mg/l	vapour			Expert judgement
Cumene hydroperoxide 80-15-9	LC50	1,370 mg/l	vapour	4 h	rat	not specified
methacrylic acid 79-41-4	LC50	> 3,6 mg/l	dust/mist	4 h	rat	OECD Guideline 403 (Acute Inhalation Toxicity)
methacrylic acid 79-41-4	Acute toxicity estimate (ATE)	3,61 mg/l	dust/mist			Expert judgement

Skin corrosion/irritation:

The mixture is classified based on calculation method referring to the classified substances present in the mixture.

Hazardous substances CAS-No.	Result	Exposure time	Species	Method
2-Hydroxyethyl methacrylate 868-77-9	slightly irritating	24 h	rabbit	Draize Test
Isobornyl methacrylate 7534-94-3	mildly irritating		rabbit	OECD Guideline 404 (Acute Dermal Irritation / Corrosion)
Hydroxypropyl methacrylate 27813-02-1	not irritating	24 h	rabbit	Draize Test
Acrylic acid 79-10-7	Category 1 (corrosive)	3 min	rabbit	OECD Guideline 404 (Acute Dermal Irritation / Corrosion)
Cumene hydroperoxide 80-15-9	corrosive		rabbit	Draize Test
methacrylic acid 79-41-4	corrosive	3 min	rabbit	OECD Guideline 404 (Acute Dermal Irritation / Corrosion)
2-Propenoic acid, 2-methyl-, 2-(2-hydroxyethoxy)ethyl ester 2351-43-1	not irritating	24 h	rabbit	Draize Test

Serious eye damage/irritation:

The mixture is classified based on calculation method referring to the classified substances present in the mixture.

Hazardous substances CAS-No.	Result	Exposure time	Species	Method
2-Hydroxyethyl methacrylate 868-77-9	Category 2B (mildly irritating to eyes)		rabbit	Draize Test
Hydroxypropyl methacrylate 27813-02-1	Category 2B (mildly irritating to eyes)		rabbit	Draize Test
Acrylic acid 79-10-7	Category 1 (irreversible effects on the eye)		rabbit	BASF Test
methacrylic acid 79-41-4	corrosive		rabbit	Draize Test
2-Propenoic acid, 2-methyl-, 2-(2-hydroxyethoxy)ethyl ester 2351-43-1	irritating		rabbit	Draize Test

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Respiratory or skin sensitization:

The mixture is classified based on threshold limits referring to the classified substances present in the mixture.

Hazardous substances CAS-No.	Result	Test type	Species	Method
2-Hydroxyethyl methacrylate 868-77-9	not sensitising	Buehler test	guinea pig	Buehler test
2-Hydroxyethyl methacrylate 868-77-9	sensitising	Guinea pig maximisation test	guinea pig	Magnusson and Kligman Method
Isobornyl methacrylate 7534-94-3	not sensitising	Guinea pig maximisation test	guinea pig	OECD Guideline 406 (Skin Sensitisation)
Hydroxypropyl methacrylate 27813-02-1	not sensitising	Mouse local lymphnode assay (LLNA)	mouse	equivalent or similar to OECD Guideline 429 (Skin Sensitisation: Local Lymph Node Assay)
Hydroxypropyl methacrylate 27813-02-1	sensitising	Guinea pig maximisation test	guinea pig	not specified
Acrylic acid 79-10-7	not sensitising	Freund's complete adjuvant test	guinea pig	Klecak Method
Acrylic acid 79-10-7	not sensitising	Split adjuvant test	guinea pig	Maguire Method
methacrylic acid 79-41-4	not sensitising	Buehler test	guinea pig	equivalent or similar to OECD Guideline 406 (Skin Sensitisation)

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Germ cell mutagenicity:

The mixture is classified based on threshold limits referring to the classified substances present in the mixture.

Hazardous substances CAS-No.	Result	Type of study / Route of administration	Metabolic activation / Exposure time	Species	Method
2-Hydroxyethyl methacrylate 868-77-9	negative	bacterial reverse mutation assay (e.g Ames test)	with and without		OECD Guideline 471 (Bacterial Reverse Mutation Assay)
2-Hydroxyethyl methacrylate 868-77-9	positive	in vitro mammalian chromosome aberration test	with and without		OECD Guideline 473 (In vitro Mammalian Chromosome Aberration Test)
2-Hydroxyethyl methacrylate 868-77-9	negative	mammalian cell gene mutation assay	with and without		OECD Guideline 476 (In vitro Mammalian Cell Gene Mutation Test)
Isobornyl methacrylate 7534-94-3	negative	bacterial reverse mutation assay (e.g Ames test)	with and without		OECD Guideline 471 (Bacterial Reverse Mutation Assay)
Isobornyl methacrylate 7534-94-3	negative		with and without		OECD Guideline 476 (In vitro Mammalian Cell Gene Mutation Test)
Isobornyl methacrylate 7534-94-3	negative	in vitro mammalian chromosome aberration test	with and without		OECD Guideline 473 (In vitro Mammalian Chromosome Aberration Test)
Hydroxypropyl methacrylate 27813-02-1	negative	bacterial reverse mutation assay (e.g Ames test)	with and without		OECD Guideline 471 (Bacterial Reverse Mutation Assay)
Hydroxypropyl methacrylate 27813-02-1	positive	in vitro mammalian chromosome aberration test	with and without		Chromosome Aberration Test
Hydroxypropyl methacrylate 27813-02-1	negative	mammalian cell gene mutation assay	with and without		OECD Guideline 476 (In vitro Mammalian Cell Gene Mutation Test)
Acrylic acid 79-10-7	negative	bacterial reverse mutation assay (e.g Ames test)	with and without		equivalent or similar to OECD Guideline 471 (Bacterial Reverse Mutation Assay)
Acrylic acid 79-10-7	negative	mammalian cell gene mutation assay	with and without		equivalent or similar to OECD Guideline 476 (In vitro Mammalian Cell Gene Mutation Test)
Acrylic acid 79-10-7	negative	DNA damage and repair assay, unscheduled DNA synthesis in mammalian cells in vitro	without		equivalent or similar to OECD Guideline 482 (Genetic Toxicology: DNA Damage and Repair, Unscheduled DNA Synthesis in Mammalian Cells
Cumene hydroperoxide 80-15-9	positive	bacterial reverse mutation assay (e.g Ames test)	without		OECD Guideline 471 (Bacterial Reverse Mutation Assay)
methacrylic acid 79-41-4	negative	bacterial reverse mutation assay (e.g Ames test)	with and without		equivalent or similar to OECD Guideline 471 (Bacterial Reverse Mutation Assay)

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Carcinogenicity

The mixture is classified based on threshold limits referring to the classified substances present in the mixture.

Hazardous components CAS-No.	Result	Route of application	Exposure time / Frequency of treatment	Species	Sex	Method
2-Hydroxyethyl methacrylate 868-77-9	not carcinogenic	inhalation	2 y 6 h/d, 5 d/w	rat	female	equivalent or similar OECD Guideline 451 (Carcinogenicity Studies)
2-Hydroxyethyl methacrylate 868-77-9	not carcinogenic	inhalation	2 y 6 h/d, 5 d/w	rat	male	equivalent or similar OECD Guideline 451 (Carcinogenicity Studies)
Hydroxypropyl methacrylate 27813-02-1	not carcinogenic	inhalation	2 y 6 h/d, 5 d/w	rat	male	equivalent or similar OECD Guideline 451 (Carcinogenicity Studies)
Acrylic acid 79-10-7	not carcinogenic	oral: drinking water	26 - 28 m continuously	rat	male/female	OECD Guideline 451 (Carcinogenicity Studies)
Acrylic acid 79-10-7	not carcinogenic	dermal	21 m 3 times/w	mouse	male/female	not specified
methacrylic acid 79-41-4	not carcinogenic	inhalation	2 y	mouse	male/female	OECD Guideline 451 (Carcinogenicity Studies)

Reproductive toxicity:

The mixture is classified based on threshold limits referring to the classified substances present in the mixture.

Hazardous substances CAS-No.	Result / Value	Test type	Route of application	Species	Method
2-Hydroxyethyl methacrylate 868-77-9	NOAEL P >= 1.000 mg/kg NOAEL F1 >= 1.000 mg/kg	screening	oral: gavage	rat	equivalent or similar to OECD Guideline 422 (Combined Repeated Dose Toxicity Study)
Isobornyl methacrylate 7534-94-3	NOAEL P 25 mg/kg NOAEL F1 500 mg/kg		oral: gavage	rat	OECD Guideline 421 (Reproduction / Developmental Toxicity Screening Test)
Hydroxypropyl methacrylate 27813-02-1	NOAEL P 300 mg/kg NOAEL F1 1.000 mg/kg	screening	oral: gavage	rat	OECD Guideline 422 (Combined Repeated Dose Toxicity Study with the Reproduction / Developmental Toxicity Screening Test)
Hydroxypropyl methacrylate 27813-02-1	NOAEL P 400 mg/kg NOAEL F1 400 mg/kg	two-generation study	oral: gavage	rat	OECD Guideline 416 (Two-Generation Reproduction Toxicity Study)
Acrylic acid 79-10-7	NOAEL P 83 mg/kg NOAEL F1 250 mg/kg	one-generation study	oral: drinking water	rat	equivalent or similar to OECD Guideline 415 (One-Generation Reproduction Toxicity Study)
Acrylic acid 79-10-7	NOAEL P 240 mg/kg NOAEL F1 53 mg/kg NOAEL F2 53 mg/kg	two-generation study	oral: drinking water	rat	OECD Guideline 416 (Two-Generation Reproduction Toxicity Study)
methacrylic acid 79-41-4	NOAEL P 50 mg/kg NOAEL F1 400 mg/kg NOAEL F2 400 mg/kg	Two generation study	oral: gavage	rat	OECD Guideline 416 (Two-Generation Reproduction Toxicity Study)

STOT-single exposure:

No data available.

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STOT-repeated exposure::

The mixture is classified based on threshold limits referring to the classified substances present in the mixture.

Hazardous substances CAS-No.	Result / Value	Route of application	Exposure time / Frequency of treatment	Species	Method
2-Hydroxyethyl methacrylate 868-77-9	NOAEL 100 mg/kg	oral: gavage	49 d daily	rat	OECD Guideline 422 (Combined Repeated Dose Toxicity Study with the Reproduction / Developmental Toxicity Screening Test)
2-Hydroxyethyl methacrylate 868-77-9	NOAEL 0,352 mg/l	inhalation	90 d 6 h/d, 5 d/w	rat	OECD Guideline 413 (Subchronic Inhalation Toxicity: 90-Day)
Hydroxypropyl methacrylate 27813-02-1	NOAEL 300 mg/kg	oral: gavage	49 d daily	rat	OECD Guideline 422 (Combined Repeated Dose Toxicity Study with the Reproduction / Developmental Toxicity Screening Test)
Hydroxypropyl methacrylate 27813-02-1	NOAEL 0,352 mg/l	inhalation	90 d 6 h/d, 5 d/w	rat	OECD Guideline 413 (Subchronic Inhalation Toxicity: 90-Day)
Acrylic acid 79-10-7	NOAEL 40 mg/kg	oral: drinking water	12 m daily	rat	equivalent or similar to OECD Guideline 452 (Chronic Toxicity Studies)
Acrylic acid 79-10-7	NOAEL 0,015 mg/l	inhalation: vapour	90 d 6 h/d, 5 d/w	mouse	equivalent or similar to OECD Guideline 413 (Subchronic Inhalation Toxicity: 90-Day)
Cumene hydroperoxide 80-15-9		inhalation: aerosol	6 h/d 5 d/w	rat	not specified
methacrylic acid 79-41-4		inhalation	90 d 6 h/d, 5 d/w	rat	OECD Guideline 413 (Subchronic Inhalation Toxicity: 90-Day)

Aspiration hazard:

No data available.

11.2 Information on other hazards

not applicable

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SECTION 12: Ecological information

General ecological information:
Do not empty into drains / surface water / ground water.

12.1. Toxicity

Toxicity (Fish):

The mixture is classified based on calculation method referring to the classified substances present in the mixture.

Hazardous substances CAS-No.	Value type	Value	Exposure time	Species	Method
2-Hydroxyethyl methacrylate 868-77-9	LC50	> 100 mg/l	96 h	Oryzias latipes	OECD Guideline 203 (Fish, Acute Toxicity Test)
Isobornyl methacrylate 7534-94-3	LC50	1,79 mg/l	96 h	Danio rerio	OECD Guideline 203 (Fish, Acute Toxicity Test)
Hydroxypropyl methacrylate 27813-02-1	LC50	493 mg/l	48 h	Leuciscus idus melanotus	DIN 38412-15
Acrylic acid 79-10-7	LC50	27 mg/l	96 h	Salmo gairdneri (new name: Oncorhynchus mykiss)	EPA OTS 797.1400 (Fish Acute Toxicity Test)
Acrylic acid 79-10-7	NOEC	>= 10,1 mg/l	45 d	Oryzias latipes	OECD Guideline 210 (fish early lite stage toxicity test)
Cumene hydroperoxide 80-15-9	LC50	3,9 mg/l	96 h	Oncorhynchus mykiss	OECD Guideline 203 (Fish, Acute Toxicity Test)
methacrylic acid 79-41-4	LC50	85 mg/l	96 h	Salmo gairdneri (new name: Oncorhynchus mykiss)	EPA OTS 797.1400 (Fish Acute Toxicity Test)

Toxicity (Daphnia):

The mixture is classified based on calculation method referring to the classified substances present in the mixture.

Hazardous substances CAS-No.	Value type	Value	Exposure time	Species	Method
2-Hydroxyethyl methacrylate 868-77-9	EC50	380 mg/l	48 h	Daphnia magna	OECD Guideline 202 (Daphnia sp. Acute Immobilisation Test)
Isobornyl methacrylate 7534-94-3	EC50	> 2,57 mg/l	48 h	Daphnia magna	OECD Guideline 202 (Daphnia sp. Acute Immobilisation Test)
Hydroxypropyl methacrylate 27813-02-1	EC50	> 143 mg/l	48 h	Daphnia magna	OECD Guideline 202 (Daphnia sp. Acute Immobilisation Test)
Acrylic acid 79-10-7	EC50	95 mg/l	48 h	Daphnia magna	EPA OTS 797.1300 (Aquatic Invertebrate Acute Toxicity Test, Freshwater Daphnids)
Cumene hydroperoxide 80-15-9	EC50	18,84 mg/l	48 h	Daphnia magna	OECD Guideline 202 (Daphnia sp. Acute Immobilisation Test)
methacrylic acid 79-41-4	EC50	> 130 mg/l	48 h	Daphnia magna	EPA OTS 797.1300 (Aquatic Invertebrate Acute Toxicity Test, Freshwater Daphnids)

Chronic toxicity to aquatic invertebrates

The mixture is classified based on calculation method referring to the classified substances present in the mixture.

Hazardous substances CAS-No.	Value type	Value	Exposure time	Species	Method
2-Hydroxyethyl methacrylate 868-77-9	NOEC	24,1 mg/l	21 d	Daphnia magna	OECD 211 (Daphnia magna, Reproduction Test)
Isobornyl methacrylate 7534-94-3	NOEC	0,233 mg/l	21 d	Daphnia magna	OECD 211 (Daphnia magna, Reproduction Test)
Hydroxypropyl methacrylate 27813-02-1	NOEC	45,2 mg/l	21 d	Daphnia magna	OECD 211 (Daphnia magna, Reproduction Test)
Acrylic acid 79-10-7	NOEC	19 mg/l	21 d	Daphnia magna	EPA OTS 797.1330 (Daphnid Chronic Toxicity Test)

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Toxicity (Algae):

The mixture is classified based on calculation method referring to the classified substances present in the mixture.

Hazardous substances CAS-No.	Value type	Value	Exposure time	Species	Method
2-Hydroxyethyl methacrylate 868-77-9	EC50	836 mg/l	72 h	Selenastrum capricornutum (new name: Pseudokirchneriella subcapitata)	OECD Guideline 201 (Alga, Growth Inhibition Test)
2-Hydroxyethyl methacrylate 868-77-9	NOEC	400 mg/l	72 h	Selenastrum capricornutum (new name: Pseudokirchneriella subcapitata)	OECD Guideline 201 (Alga, Growth Inhibition Test)
Isobornyl methacrylate 7534-94-3	EC50	2,66 mg/l	96 h	Pseudokirchneriella subcapitata	OECD Guideline 201 (Alga, Growth Inhibition Test)
Isobornyl methacrylate 7534-94-3	NOEC	0,254 mg/l	96 h	Pseudokirchneriella subcapitata	OECD Guideline 201 (Alga, Growth Inhibition Test)
Hydroxypropyl methacrylate 27813-02-1	EC50	> 97,2 mg/l	72 h	Pseudokirchneriella subcapitata	OECD Guideline 201 (Alga, Growth Inhibition Test)
Hydroxypropyl methacrylate 27813-02-1	NOEC	> 97,2 mg/l	72 h	Pseudokirchneriella subcapitata	OECD Guideline 201 (Alga, Growth Inhibition Test)
Acrylic acid 79-10-7	EC10	0,03 mg/l	72 h	Scenedesmus subspicatus (new name: Desmodesmus subspicatus)	EU Method C.3 (Algal Inhibition test)
Acrylic acid 79-10-7	EC50	0,13 mg/l	72 h	Scenedesmus subspicatus (new name: Desmodesmus subspicatus)	EU Method C.3 (Algal Inhibition test)
Cumene hydroperoxide 80-15-9	EC50	3,1 mg/l	72 h	Desmodesmus subspicatus (reported as Scenedesmus subspicatus)	OECD Guideline 201 (Alga, Growth Inhibition Test)
Cumene hydroperoxide 80-15-9	NOEC	1 mg/l	72 h	Desmodesmus subspicatus (reported as Scenedesmus subspicatus)	OECD Guideline 201 (Alga, Growth Inhibition Test)
methacrylic acid 79-41-4	NOEC	8,2 mg/l	72 h	Selenastrum capricornutum (new name: Pseudokirchneriella subcapitata)	OECD Guideline 201 (Alga, Growth Inhibition Test)
methacrylic acid 79-41-4	EC50	45 mg/l	72 h	Selenastrum capricornutum (new name: Pseudokirchneriella subcapitata)	OECD Guideline 201 (Alga, Growth Inhibition Test)

Toxicity to microorganisms

The mixture is classified based on calculation method referring to the classified substances present in the mixture.

Hazardous substances CAS-No.	Value type	Value	Exposure time	Species	Method
2-Hydroxyethyl methacrylate 868-77-9	EC0	> 3.000 mg/l	16 h	Pseudomonas fluorescens	other guideline:
Hydroxypropyl methacrylate 27813-02-1	EC10	1.140 mg/l	16 h		not specified
Acrylic acid 79-10-7	EC20	900 mg/l	30 min	activated sludge, domestic	ISO 8192 (Test for Inhibition of Oxygen Consumption by Activated Sludge)
Cumene hydroperoxide 80-15-9	EC10	70 mg/l	30 min	not specified	not specified
methacrylic acid 79-41-4	EC10	100 mg/l	17 h		not specified

12.2. Persistence and degradability

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Hazardous substances CAS-No.	Result	Test type	Degradability	Exposure time	Method
2-Hydroxyethyl methacrylate 868-77-9	readily biodegradable	aerobic	92 - 100 %	14 d	OECD Guideline 301 C (Ready Biodegradability: Modified MITI Test (I))
Isobornyl methacrylate 7534-94-3	readily biodegradable	aerobic	70 %	28 d	OECD Guideline 310 (Ready BiodegradabilityCO2 in Sealed Vessels (Headspace Test)
Hydroxypropyl methacrylate 27813-02-1	readily biodegradable	aerobic	94,2 %	28 d	OECD Guideline 301 E (Ready biodegradability: Modified OECD Screening Test)
Acrylic acid 79-10-7	inherently biodegradable	aerobic	100 %	28 d	OECD Guideline 302 B (Inherent biodegradability: Zahn-Wellens/EMPA Test)
Acrylic acid 79-10-7	readily biodegradable	aerobic	81 %	28 d	OECD Guideline 301 D (Ready Biodegradability: Closed Bottle Test)
Cumene hydroperoxide 80-15-9	not readily biodegradable.	aerobic	3 %	28 d	OECD Guideline 301 B (Ready Biodegradability: CO2 Evolution Test)
methacrylic acid 79-41-4	inherently biodegradable	aerobic	100 %	14 d	OECD Guideline 302 B (Inherent biodegradability: Zahn-Wellens/EMPA Test)
methacrylic acid 79-41-4	readily biodegradable	aerobic	86 %	28 d	OECD Guideline 301 D (Ready Biodegradability: Closed Bottle Test)
2-Propenoic acid, 2-methyl-, 2-(2-hydroxyethoxy)ethyl ester 2351-43-1	readily biodegradable	aerobic	92 - 100 %	14 d	OECD Guideline 301 C (Ready Biodegradability: Modified MITI Test (I))

12.3. Bioaccumulative potential

Hazardous substances CAS-No.	Bioconcentration factor (BCF)	Exposure time	Temperature	Species	Method
Isobornyl methacrylate 7534-94-3	37	56 day	24 °C	Danio rerio	OECD Guideline 305 E (Bioaccumulation: Flow-through Fish Test)
Acrylic acid 79-10-7	3,16				QSAR (Quantitative Structure Activity Relationship)
Cumene hydroperoxide 80-15-9	9,1			calculation	OECD Guideline 305 (Bioconcentration: Flow-through Fish Test)

12.4. Mobility in soil

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Hazardous substances CAS-No.	LogPow	Temperature	Method
2-Hydroxyethyl methacrylate 868-77-9	0,42	25 °C	OECD Guideline 107 (Partition Coefficient (n-octanol / water), Shake Flask Method)
Isobornyl methacrylate 7534-94-3	5,09		OECD Guideline 117 (Partition Coefficient (n-octanol / water), HPLC Method)
Hydroxypropyl methacrylate 27813-02-1	0,97	20 °C	not specified
Acrylic acid 79-10-7	0,46	25 °C	OECD Guideline 107 (Partition Coefficient (n-octanol / water), Shake Flask Method)
Cumene hydroperoxide 80-15-9	1,6	25 °C	OECD Guideline 117 (Partition Coefficient (n-octanol / water), HPLC Method)
methacrylic acid 79-41-4	0,93	22 °C	OECD Guideline 107 (Partition Coefficient (n-octanol / water), Shake Flask Method)
Acetic acid, 2-phenylhydrazide 114-83-0	0,74		not specified

12.5. Results of PBT and vPvB assessment

Hazardous substances CAS-No.	PBT / vPvB
2-Hydroxyethyl methacrylate 868-77-9	Not fulfilling Persistent, Bioaccumulative and Toxic (PBT), very Persistent and very Bioaccumulative (vPvB) criteria.
Isobornyl methacrylate 7534-94-3	Not fulfilling Persistent, Bioaccumulative and Toxic (PBT), very Persistent and very Bioaccumulative (vPvB) criteria.
Hydroxypropyl methacrylate 27813-02-1	Not fulfilling Persistent, Bioaccumulative and Toxic (PBT), very Persistent and very Bioaccumulative (vPvB) criteria.
Acrylic acid 79-10-7	Not fulfilling Persistent, Bioaccumulative and Toxic (PBT), very Persistent and very Bioaccumulative (vPvB) criteria.
Cumene hydroperoxide 80-15-9	Not fulfilling Persistent, Bioaccumulative and Toxic (PBT), very Persistent and very Bioaccumulative (vPvB) criteria.
methacrylic acid 79-41-4	Not fulfilling Persistent, Bioaccumulative and Toxic (PBT), very Persistent and very Bioaccumulative (vPvB) criteria.

12.6. Endocrine disrupting properties

not applicable

12.7. Other adverse effects

No data available.

SECTION 13: Disposal considerations

13.1. Waste treatment methods

Product disposal:
Do not empty into drains / surface water / ground water.
Dispose of in accordance with local and national regulations.

Disposal of uncleaned packages:
After use, tubes, cartons and bottles containing residual product should be disposed of as chemically contaminated waste in an authorised legal land fill site or incinerated.

Waste code
08 04 09* waste adhesives and sealants containing organic solvents and other dangerous substances
The valid EWC waste code numbers are source-related. The manufacturer is therefore unable to specify EWC waste codes for the articles or products used in the various sectors. The EWC codes listed are intended as a recommendation for users. We will be happy to advise you.

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SECTION 14: Transport information

14.1. **UN number or ID number**

ADR	Not dangerous goods
RID	Not dangerous goods
ADN	Not dangerous goods
IMDG	Not dangerous goods
IATA	Not dangerous goods

14.2. **UN proper shipping name**

ADR	Not dangerous goods
RID	Not dangerous goods
ADN	Not dangerous goods
IMDG	Not dangerous goods
IATA	Not dangerous goods

14.3. **Transport hazard class(es)**

ADR	Not dangerous goods
RID	Not dangerous goods
ADN	Not dangerous goods
IMDG	Not dangerous goods
IATA	Not dangerous goods

14.4. **Packing group**

ADR	Not dangerous goods
RID	Not dangerous goods
ADN	Not dangerous goods
IMDG	Not dangerous goods
IATA	Not dangerous goods

14.5. **Environmental hazards**

ADR	not applicable
RID	not applicable
ADN	not applicable
IMDG	not applicable
IATA	not applicable

14.6. **Special precautions for user**

ADR	not applicable
RID	not applicable
ADN	not applicable
IMDG	not applicable
IATA	not applicable

14.7. **Maritime transport in bulk according to IMO instruments**

not applicable

SECTION 15: Regulatory information

15.1. Safety, health and environmental regulations/legislation specific for the substance or mixture

Ozone Depleting Substance (ODS) (Regulation (EC) No 1005/2009):	Not applicable
Prior Informed Consent (PIC) (Regulation (EU) No 649/2012):	Not applicable
Persistent organic pollutants (Regulation (EU) 2019/1021):	Not applicable

VOC content (2010/75/EC) < 3,00 %

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15.2. Chemical safety assessment
A chemical safety assessment has been carried out.

SECTION 16: Other information

The labelling of the product is indicated in Section 2. The full text of all abbreviations indicated by codes in this safety data sheet are as follows:
H226 Flammable liquid and vapour.
H242 Heating may cause a fire.
H301 Toxic if swallowed.
H302 Harmful if swallowed.
H311 Toxic in contact with skin.
H312 Harmful in contact with skin.
H314 Causes severe skin burns and eye damage.
H315 Causes skin irritation.
H317 May cause an allergic skin reaction.
H318 Causes serious eye damage.
H319 Causes serious eye irritation.
H330 Fatal if inhaled.
H332 Harmful if inhaled.
H335 May cause respiratory irritation.
H351 Suspected of causing cancer.
H373 May cause damage to organs through prolonged or repeated exposure.
H400 Very toxic to aquatic life.
H411 Toxic to aquatic life with long lasting effects.
H412 Harmful to aquatic life with long lasting effects.

ED:	Substance identified as having endocrine disrupting properties
EU OEL:	Substance with a Union workplace exposure limit
EU EXPLD 1:	Substance listed in Annex I, Reg (EC) No. 2019/1148
EU EXPLD 2	Substance listed in Annex II, Reg (EC) No. 2019/1148
SVHC:	Substance of very high concern (REACH Candidate List)
PBT:	Substance fulfilling persistent, bioaccumulative and toxic criteria
PBT/vPvB:	Substance fulfilling persistent, bioaccumulative and toxic plus very persistent and very bioaccumulative criteria
vPvB:	Substance fulfilling very persistent and very bioaccumulative criteria

Further information:
This Safety Data Sheet has been produced for sales from Henkel to parties purchasing from Henkel, is based on Regulation (EC) No 1907/2006 and provides information in accordance with applicable regulations of the European Union only. In that respect, no statement, warranty or representation of any kind is given as to compliance with any statutory laws or regulations of any other jurisdiction or territory other than the European Union. When exporting to territories other than the European Union, please consult with the respective Safety Data Sheet of the concerned territory to ensure compliance or liaise with Henkel´s Product Safety and Regulatory Affairs Department (SDSinfo.Adhesive@henkel.com) prior to export to other territories than the European Union.

This information is based on our current level of knowledge and relates to the product in the state in which it is delivered. It is intended to describe our products from the point of view of safety requirements and is not intended to guarantee any particular properties.

Dear Customer,
Henkel is committed to creating a sustainable future by promoting opportunities along the entire value chain. If you would like to contribute by switching from a paper to the electronic version of SDS, please contact the local Customer Service representative. We recommend to use a non-personal email address (e.g. SDS@your_company.com).

Relevant changes in this safety data sheet are indicated by vertical lines at the left margin in the body of this document. Corresponding text is displayed in a different color on shadowed fields.

Annex - Exposure Scenarios:

Exposure Scenarios for 2-Hydroxyethyl methacrylate can be downloaded under the following link:
https://mysds.henkel.com/index.html#/appSelection

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